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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21108

                          Pioneer Series Trust X
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2015 through March 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer Dynamic
                         Credit Fund

--------------------------------------------------------------------------------
                         Annual Report | March 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     RCRAX
                         Class C     RCRCX
                         Class Y     RCRYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          39

Notes to Financial Statements                                                 46

Report of Independent Registered Public Accounting Firm                       67

Trustees, Officers and Service Providers                                      69

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 3

Portfolio Management Discussion | 3/31/16

Credit-sensitive sectors of the fixed-income market fell into disfavor during most of the 12-month period ended March 31, 2016, before staging a rally over the closing weeks. In the following interview, Michael Temple, a senior vice president, portfolio manager, and Director of Fixed-Income Credit Research at Pioneer, discusses the factors that affected the performance of Pioneer Dynamic Credit Fund during the 12-month period. Mr. Temple is responsible for the day-to-day management of the Fund, along with Thomas Swaney, a senior vice president, portfolio manager, and Head of Alternative Fixed Income, US, at Pioneer*.

Q    How did the Fund perform during the 12-month period ended March 31, 2016?

A Pioneer Dynamic Credit Fund's Class A shares returned -1.62% at net asset value during the 12-month period ended March 31, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch US Dollar 3-Month LIBOR Index (the BofA ML Index), returned 0.33%. During the same period, the average return of the 268 mutual funds in Lipper's Alternative Credit Focus Funds category was -3.05%, and the average return of the 484 mutual funds in Morningstar's Non-Traditional Bond Funds category was -2.24%.

Q How would you describe the investment environment in the fixed-income markets during the 12-month period ended March 31, 2016, and how did that environment influence the Fund's strategy?

A The more credit-sensitive groups in the fixed-income market underperformed during most of the period, mainly due to investor fears about the impact of weakening global economic growth trends and rising worries that the US economy could slip back into recession. At the start of the period, in April 2015, we thought the relative values in the credit sectors were less compelling than in earlier periods, as a substantial rally in the credit markets during the previous couple of years, supported by the quantitative easing (QE) policy of the US Federal Reserve (the Fed), had bid-up many fixed-income asset classes. As a result, we thought valuations in the credit sectors were perhaps too high and would soon become challenged, especially in light of weakening fundamentals in some sectors of the domestic economy, most notably manufacturing and in industries reliant on overseas demand. In addition, the credit-sensitive sectors appeared less attractive due to the increasing probability that the Fed would

* Note to shareholders: Effective September 25, 2015, Thomas Swaney, Senior Vice President and Head of Alternative Fixed Income, US, at Pioneer, became a portfolio manager on the Fund, joining Michael Temple, Senior Vice President and Director of Fixed-Income Credit Research at Pioneer, who has been a portfolio manager on the Fund since its inception in 2011. In addition, effective September 25, 2015, Andrew Feltus and Chin Liu no longer serve as portfolio managers on the Fund.

4 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 begin tightening monetary policy further by raising short-term interest rates after ending its QE program at the end of 2014. In fact, the Fed (as anticipated) raised the Federal funds discount rate by 0.25% in December 2015, the first rate hike in nine years.

     Given our concern about the valuation challenges facing the credit-sensitive markets, and the relatively tight interest-rate advantages of highly credit-sensitive securities compared with higher-quality debt, we reduced the Fund's exposure to more credit-sensitive securities over the first six months of the fiscal year (April 1, 2015, through September 30, 2015). We did this, primarily, by lowering the portfolio's exposure to domestic high-yield corporate bonds, especially energy-related bonds, as well as to emerging markets debt and convertible securities. We also cut back exposure to the lower-rated credit tiers, such as debt instruments rated CCC and B, while adding more bank loans and investment-grade debt to the portfolio.

     In the final quarter of 2015, however, after the credit-sensitive sectors had underperformed for most of the year and credit spreads had widened, we began to add, cautiously, more corporate credit exposure back into the portfolio. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) This process continued through the first quarter of 2016 -- the final three months of the Fund's fiscal year. We added to the Fund's credit exposure very conservatively, continuing to avoid the lower-rated credit tiers while increasing exposure to BB-rated high-yield as well as investment-grade securities. We even added back some exposure to the energy sector, although not in the classic oil exploration-and-production bonds that had fallen hard during the extended rout of oil and other commodity prices. Instead, we invested the Fund in some energy master limited partnerships (MLPs), including the debt of some pipeline companies such as Kinder Morgan, Williams Companies, and ETE Energy.

Q How did the Fund's positioning affect benchmark-relative performance over the 12-month period ended March 31, 2016?

A The Fund's underperformance of the BofA ML Index can be traced back to the early part of the fiscal year, as the portfolio's continuing exposure to the more credit-sensitive sectors held back returns in a market concerned about slowing economic growth overseas and evidence of weakening in the US manufacturing sector. While we reduced the portfolio's exposure to lower-quality credit-sensitive debt throughout the first half of the period, the reduction was not enough to inoculate the Fund fully from the negative effects of the slump in credit-sensitive debt during that part of the 12-month period.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 5

    However, the upgrade in the portfolio's credit quality and our greater emphasis on both investment-grade debt and the upper tiers of the high-yield corporate sector did set up the Fund to benefit from the revival in higher-quality credit-linked debt in the first quarter of 2016. The rally took on momentum after the high-yield market bottomed out in early February 2016, then rebounded in the final weeks of the 12-month period. The Fund's performance relative to both its BofA ML benchmark index and its competitive peers gained traction during those final weeks of the period amidst the rally in the upper tiers of the credit market, and the Fund ended up beating the returns of both its Lipper and Morningstar peer groups over the full 12-month period. During the rally, the portfolio's increased exposure to the energy industry aided the Fund's relative returns, as did increased weightings in lower-tier issues of US banks, including the junior subordinated tranches of institutions such as Citigroup, Bank of America, and JPMorgan Chase. The Fund's increased investments in the debt of telecommunication services companies such as Frontier Communications and CenturyLink, where we found attractive value, also helped relative returns.

Q Did the Fund use any derivative securities or contracts during the 12-month period ended March 31, 2016? If so, how did those investments affect performance?

A In an attempt to hedge the risks associated with investments in credit-linked debt, we invested the portfolio in credit default swaps during the early months of the period. However, we moved away from credit default swaps as the period progressed, preferring to invest in equity options as a potential hedge against credit risk. While the hedges had a marginal, positive influence on relative performance, they were not the main driver of relative returns during a period when the Fund underperformed its benchmark. To a lesser extent, we also employed a variety of other derivative strategies during the period, but they did not have a material impact on the Fund's results.

Q What factors affected the Fund's income-generation, or yield, for shareholders during the 12-month period ended March 31, 2016?

A As we reduced the portfolio's credit risk in the first half of the fiscal year, the income used to generate yield for the Fund declined. However, the Fund's yield to shareholders increased in the second half of the 12-month period as we increased the portfolio's credit risk and current income by using more equity options as part of our investment strategy.

Q    What is your investment outlook?

A We think the US economy should continue to grow at a moderate pace during 2016, with gross domestic product (GDP) expanding at an annual rate of perhaps 2% to 2.5%. Given the modest pace of growth and lingering

6 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 weakness in some parts of the economy, we expect that the Fed is likely to be cautious and will not raise the Federal funds rate more than once or twice in 2016.

     While we would not call valuations of credit-sensitive securities "cheap" right now, we are still able to find pockets of attractive values. We intend to be cautious in looking at the credit-sensitive markets, and plan to concentrate on opportunities in groups such as investment-grade bonds, the upper tiers of the high-yield market, and floating-rate bank loans.

Please refer to the Schedule of Investments on pages 16-38 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Dynamic Credit Fund has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds, including ETFs. In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 7

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluc-tuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

The Fund is not intended to outperform stocks and bonds during strong market rallies.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

8 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Portfolio Summary | 3/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                     59.1%
International Corporate Bonds                                            12.6%
Senior Secured Loans                                                     10.8%
Collateralized Mortgage Obligations                                      10.6%
Asset Backed Securities                                                   4.4%
Foreign Government Bonds                                                  1.4%
International Common Stocks                                               0.4%
Convertible Preferred Stocks                                              0.4%
Convertible Corporate Bonds                                               0.2%
Temporary Cash Investments                                                0.1%
U.S. Preferred Stocks                                                     0.0%**
U.S. Common Stocks                                                        0.0%**

* Includes investments in insurance linked securities totaling 5.6% of total investment portfolio.

**   Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)***

 1.   UBS AG, 7.625%, 8/17/22                                              1.67%
--------------------------------------------------------------------------------
 2.   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                    1.65
--------------------------------------------------------------------------------
 3.   Bank of America Corp., Floating Rate Note (Perpetual)                1.64
--------------------------------------------------------------------------------
 4.   Boardwalk Pipelines LP, 4.95%, 12/15/24                              1.50
--------------------------------------------------------------------------------
 5.   Transocean, Inc., 5.55%, 12/15/16                                    1.49
--------------------------------------------------------------------------------
 6.   Citigroup, Inc., Floating Rate Note (Perpetual)                      1.43
--------------------------------------------------------------------------------
 7.   FMG Resources August 2006 Pty, Ltd., Loan, 6/30/19                   1.40
--------------------------------------------------------------------------------
 8.   Kenya Government International Bond, 5.875%, 6/24/19 (144A)          1.40
--------------------------------------------------------------------------------
 9.   Ball Corp., 5.25%, 7/1/25                                            1.34
--------------------------------------------------------------------------------
10.   ZF North America Capital, Inc., 4.75%, 4/29/25 (144A)                1.32
--------------------------------------------------------------------------------

*** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                         Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 9

Prices and Distributions | 3/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       3/31/16                         3/31/15
--------------------------------------------------------------------------------
          A                           $8.99                           $9.54
--------------------------------------------------------------------------------
          C                           $8.97                           $9.51
--------------------------------------------------------------------------------
          Y                           $9.03                           $9.58
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-3/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class           Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A              $0.3930               $   --             $   --
--------------------------------------------------------------------------------
          C              $0.3243               $   --             $   --
--------------------------------------------------------------------------------
          Y              $0.4261               $   --             $   --
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 invest-ment made in Class A shares of Pioneer Dynamic Credit Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                     BofA ML
                 Net      Public     U.S. Dollar
                 Asset    Offering   3-Month
                 Value    Price      LIBOR
Period           (NAV)    (POP)      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)         2.19%    1.24%     0.32%
1 Year           -1.62    -6.05      0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic     BofA ML U.S. Dollar
                    Credit Fund         3-Month LIBOR Index
4/11                $ 9,550             $10,000
3/12                $ 9,587             $10,032
3/13                $10,569             $10,075
3/14                $10,880             $10,103
3/15                $10,803             $10,126
3/16                $10,627             $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 11

Performance Update | 3/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 invest-ment made in Class C shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                     BofA ML
                                     U.S. Dollar
                                     3-Month
                 If       If         LIBOR
Period           Held     Redeemed   Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)         1.40%    1.40%     0.32%
1 Year           -2.25    -2.25      0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Dynamic     BofA ML U.S. Dollar
                    Credit Fund         3-Month LIBOR Index
4/11                $10,000             $10,000
3/12                $ 9,953             $10,032
3/13                $10,893             $10,075
3/14                $11,132             $10,103
3/15                $10,957             $10,126
3/16                $10,710             $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Dynamic Credit Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                          BofA ML
                 Net      U.S. Dollar
                 Asset    3-Month
                 Value    LIBOR
Period           (NAV)    Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)         2.59%   0.32%
1 Year           -1.26    0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                 Gross    Net
--------------------------------------------------------------------------------
                 0.93%    0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Dynamic      BofA ML U.S. Dollar
                Credit Fund          3-Month LIBOR Index
4/11            $5,000,000           $5,000,000
3/12            $5,047,246           $5,016,143
3/13            $5,586,945           $5,037,507
3/14            $5,768,187           $5,051,252
3/15            $5,743,143           $5,063,025
3/16            $5,670,517           $5,079,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on actual returns from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account Value                    $  996.45       $  993.70      $  999.39
(after expenses) on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid                           $    5.94       $    9.72      $    4.25
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.95%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

14 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Dynamic Credit Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account Value                    $1,019.05       $1,015.25      $1,020.75
(after expenses) on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid                           $    6.01       $    9.82      $    4.29
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.95%, and 0.85% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 15

Schedule of Investments | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
 Principal          Rate (b)
 Amount ($)         (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE CORPORATE BONDS -- 0.2%
                                  MATERIALS -- 0.0%+
                                  Diversified Metals & Mining -- 0.0%+
          128,729                 Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                  (0.0% cash, 9.5% PIK) (PIK)                                   $        47,630
---------------------------------------------------------------------------------------------------------------
                                  Steel -- 0.0%+
EUR        73,160                 New World Resources NV, 4.0%, 10/7/20 (144A)
                                  (4.0% cash, 8.0% PIK) (PIK) (d)                               $        12,499
                                                                                                ---------------
                                  Total Materials                                               $        60,129
---------------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                  SCIENCES -- 0.2%
                                  Biotechnology -- 0.2%
          593,000                 PDL BioPharma, Inc., 4.0%, 2/1/18                             $       535,553
                                                                                                ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                                 $       535,553
---------------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE CORPORATE BONDS
                                  (Cost $774,522)                                               $       595,682
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------------------
                                  PREFERRED STOCKS -- 0.1%
                                  INSURANCE -- 0.0%+
                                  Reinsurance -- 0.0%+
            2,500                 Lorenz Re, Ltd., Variable Rate Notes,
                                  (Perpetual)* (f)(g)                                           $         6,250
                                                                                                ---------------
                                  Total Insurance                                               $         6,250
---------------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.1%
                                  Integrated Telecommunication Services -- 0.1%
            4,400                 Qwest Corp., 7.375%, 6/1/51                                   $       112,332
                                                                                                ---------------
                                  Total Telecommunication Services                              $       112,332
---------------------------------------------------------------------------------------------------------------
                                  TOTAL PREFERRED STOCKS
                                  (Cost $110,000)                                               $       118,582
---------------------------------------------------------------------------------------------------------------
                                  CONVERTIBLE PREFERRED STOCK -- 0.4%
                                  CONSUMER DURABLES & APPAREL -- 0.4%
                                  Home Furnishings -- 0.4%
           13,100                 Sealy Corp., 8.0%, 7/15/16 (4.0% cash,
                                  4.0% PIK) (PIK)                                               $     1,195,375
---------------------------------------------------------------------------------------------------------------
                                  TOTAL CONVERTIBLE PREFERRED STOCK
                                  (Cost $1,021,800)                                             $     1,195,375
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
                    Rate (b)
Shares              (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS -- 0.0%+
                                  CAPITAL GOODS -- 0.0%+
                                  Industrial Machinery -- 0.0%+
            3,071                 Liberty Tire Recycling LLC (d)                                $            31
                                                                                                ---------------
                                  Total Capital Goods                                           $            31
---------------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                  Diversified Support Services -- 0.0%+
                4                 IAP Worldwide Services, Inc.                                  $         4,854
                                                                                                ---------------
                                  Total Commercial Services & Supplies                          $         4,854
---------------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 0.0%+
                                  Life & Health Insurance -- 0.0%+
           34,794                 TopCo., Ltd. (d)                                              $           500
                                                                                                ---------------
                                  Total Insurance                                               $           500
---------------------------------------------------------------------------------------------------------------
                                  TOTAL COMMON STOCKS
                                  (Cost $11,354)                                                $         5,385
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
 Principal
 Amount ($)
---------------------------------------------------------------------------------------------------------------
                                  ASSET BACKED SECURITIES -- 4.1%
                                  CONSUMER SERVICES -- 0.2%
                                  Hotels, Resorts & Cruise Lines -- 0.2%
          487,839                 Westgate Resorts 2014-1 LLC, 5.5%,
                                  12/20/26 (144A)                                               $       482,048
                                                                                                ---------------
                                  Total Consumer Services                                       $       482,048
---------------------------------------------------------------------------------------------------------------
                                  BANKS -- 3.5%
                                  Thrifts & Mortgage Finance -- 3.5%
          499,993                 Axis Equipment Finance Receivables III LLC,
                                  5.27%, 5/20/20 (144A)                                         $       502,095
          195,622                 Bayview Opportunity Master Fund IIa Trust
                                  2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                             195,605
          617,655          3.72   Bayview Opportunity Master Fund Trust 2014-15RPL,
                                  Floating Rate Note, 10/28/19 (144A)                                   615,428
          236,798          7.78   GE Mortgage Services LLC, Floating Rate Note,
                                  3/25/27                                                               142,080
          494,842                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                                484,945
          750,000                 Leaf Receivables Funding 10 LLC, 5.21%,
                                  7/15/21 (144A)                                                        739,852
          482,941          1.93   MortgageIT Trust 2005-1, Floating Rate Note,
                                  2/25/35                                                               432,433
          310,703          2.23   MortgageIT Trust 2005-1, Floating Rate Note,
                                  2/25/35                                                               265,401
          750,000                 Navitas Equipment Receivables LLC 2013-1,
                                  5.82%, 6/15/19                                                        750,734

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 17

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- (continued)
          710,500                 Navitas Equipment Receivables LLC 2015-1,
                                  5.75%, 5/17/21 (144A)                                         $       715,808
          600,000          4.93   NCF Dealer Floorplan Master Trust, Floating Rate
                                  Note, 10/20/20 (144A)                                                 587,250
          500,000                 Progreso Receivables Funding II LLC, 6.0%,
                                  7/8/19 (144A)                                                         502,476
          220,301                 RASC Series 2003-KS5 Trust, 4.96%, 7/25/33 (Step)                     218,441
          122,303          6.55   Security National Mortgage Loan Trust 2007-1,
                                  Floating Rate Note, 4/25/37 (144A)                                    122,416
        1,200,000          3.69   Silver Bay Realty 2014-1 Trust, Floating Rate
                                  Note, 9/18/31 (144A)                                                1,131,054
        2,000,000                 Solarcity Lmc Series VI LLC, 4.8%, 9/21/48 (144A)                   1,977,344
          999,619                 VOLT XXV LLC, 4.5%, 6/26/45 (Step) (144A)                             960,063
                                                                                                ---------------
                                                                                                $    10,343,425
                                                                                                ---------------
                                  Total Banks                                                   $    10,343,425
---------------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.4%
                                  Other Diversified Financial Services -- 0.1%
          249,972                 AXIS Equipment Finance Receivables II LLC, 6.41%,
                                  10/22/18 (144A)                                               $       249,900
          107,506                 Sierra Timeshare 2011-3 Receivables Funding
                                  LLC, 9.31%, 7/20/28 (144A)                                            109,757
                                                                                                ---------------
                                                                                                $       359,657
---------------------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 0.3%
        1,000,000                 RMAT 2015-1 LLC, 5.0%, 7/27/20 (Step) (144A)                  $       964,247
                                                                                                ---------------
                                  Total Diversified Financials                                  $     1,323,904
---------------------------------------------------------------------------------------------------------------
                                  TOTAL ASSET BACKED SECURITIES
                                  (Cost $12,419,520)                                            $    12,149,377
---------------------------------------------------------------------------------------------------------------
                                  COLLATERALIZED MORTGAGE
                                  OBLIGATIONS -- 9.9%
                                  BANKS -- 9.8%
                                  Thrifts & Mortgage Finance -- 9.8%
          350,000                 A10 Securitization 2013-1 LLC, 4.7%,
                                  11/17/25 (144A)                                               $       348,825
          139,000                 A10 Securitization 2013-1 LLC, 6.41%,
                                  11/17/25 (144A)                                                       138,562
        1,400,000          3.84   ACRE Commercial Mortgage Trust 2014-FL2,
                                  Floating Rate Note, 8/15/31 (144A)                                  1,362,978
          150,363          2.36   Bear Stearns ALT-A Trust 2003-3, Floating Rate
                                  Note, 10/25/33                                                        138,340
           96,109          5.21   Bear Stearns Commercial Mortgage Securities
                                  Trust 2005-PWR7, Floating Rate Note, 2/11/41                           96,040
        1,600,000          5.31   Bear Stearns Commercial Mortgage Securities
                                  Trust 2005-TOP20, Floating Rate Note, 10/12/42                      1,581,748

The accompanying notes are an integral part of these financial statements.

18 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- (continued)
        2,000,000          5.72   Bear Stearns Commercial Mortgage Securities
                                  Trust 2007-PWR16, Floating Rate Note, 6/11/40                 $     1,912,192
        1,139,149          5.45   CD 2005-CD1 Commercial Mortgage Trust, Floating
                                  Rate Note, 7/15/44                                                  1,138,502
           39,030          5.87   CHL Mortgage Pass-Through Trust 2002-32, Floating
                                  Rate Note, 1/25/33                                                     39,966
          300,000          6.27   Citigroup Commercial Mortgage Trust 2006-C4,
                                  Floating Rate Note, 3/17/49                                           298,603
        1,000,000          3.21   Citigroup Commercial Mortgage Trust 2014-GC23
                                  REMICS, Floating Rate Note, 7/12/47 (144A)                            645,316
          715,000          5.96   COBALT CMBS Commercial Mortgage Trust 2007-C3,
                                  Floating Rate Note, 5/15/46                                           668,985
          220,000          5.96   COBALT CMBS Commercial Mortgage Trust 2007-C3,
                                  Floating Rate Note, 5/15/46                                           195,158
        1,000,000          5.81   COMM 2007-C9 Mortgage Trust, Floating Rate Note,
                                  12/10/49 (144A)                                                       918,608
          100,000          5.02   COMM 2012-CCRE2 Mortgage Trust, Floating Rate
                                  Note, 8/17/45 (144A)                                                   94,839
        1,600,000          6.24   Commercial Mortgage Trust 2007-GG11, Floating
                                  Rate Note, 12/10/49                                                 1,573,582
          337,277          5.45   Credit Suisse First Boston Mortgage Securities Corp.,
                                  Floating Rate Note, 6/25/33                                           205,655
        1,150,000          5.10   Credit Suisse First Boston Mortgage Securities Corp.,
                                  Floating Rate Note, 8/15/38                                         1,147,441
        2,050,000          5.10   Credit Suisse First Boston Mortgage Securities Corp.,
                                  Floating Rate Note, 8/15/38                                         1,926,027
          113,538          5.67   DBUBS 2011-LC2 Mortgage Trust, Floating Rate
                                  Note, 7/12/44 (144A)                                                  122,454
          277,838          5.19   EQTY 2014-MZ Mezzanine Trust, Floating Rate
                                  Note, 5/10/19 (144A)                                                  277,358
          381,096                 Global Mortgage Securitization, Ltd., 5.25%,
                                  11/25/32 (144A)                                                       244,209
          139,509                 Global Mortgage Securitization, Ltd., 5.25%,
                                  11/25/32 (144A)                                                        84,403
          580,510                 Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                  553,100
          118,381                 Global Mortgage Securitization, Ltd., 5.25%, 4/25/32                   83,532
          570,000          5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53                        534,408
        1,000,000                 GS Mortgage Securities Trust 14-NEW, 3.79%,
                                  1/10/31 (144A)                                                        962,108
          705,000          4.34   GS Mortgage Securities Trust 2014-GSFL, Floating
                                  Rate Note, 7/15/31 (144A)                                             677,120
          128,928                 Homeowner Assistance Program Reverse Mortgage
                                  Loan Trust 2013-RM1, 4.0%, 5/26/53 (144A)                             126,672
        1,400,000                 JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2006-CIBC16, 5.623%, 5/12/45                                  1,355,217

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 19

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- (continued)
        1,400,000          6.15   JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2006-LDP7 REMICS, Floating Rate Note,
                                  4/17/45                                                       $     1,062,556
        1,850,000          6.66   JP Morgan Chase Commercial Mortgage Securities
                                  Trust 2014-CBM MZ, Floating Rate Note,
                                  10/15/19 (144A)                                                     1,703,092
          696,553          4.77   La Hipotecaria Panamanian Mortgage Trust 2007-1,
                                  Floating Rate Note, 12/23/36 (144A)                                   682,622
          198,987                 Merrill Lynch Mortgage Investors Trust Series
                                  2006-AF1, 5.75%, 8/25/36                                              156,149
        2,000,000                 ML-CFC Commercial Mortgage Trust 2006-4,
                                  5.239%, 12/12/49                                                    1,945,097
        1,800,000          5.57   Morgan Stanley Capital I Trust 2007-TOP25,
                                  Floating Rate Note, 11/12/49                                        1,730,749
        1,000,000                 ORES 2014-LV3 LLC, 6.0%, 3/27/24                                      994,408
           75,227                 RCMC LLC, 5.62346%, 12/17/18 (144A)                                    75,674
        1,118,501          1.74   RESI Finance LP 2003-D, Floating Rate Note,
                                  12/10/35 (144A)                                                       937,817
          250,000          5.58   Springleaf Mortgage Loan Trust 2013-1, Floating
                                  Rate Note, 6/25/58 (144A)                                             249,338
           33,787          5.66   Wachovia Bank Commercial Mortgage Trust
                                  Series 2006-C24, Floating Rate Note, 3/15/45                           33,739
                                                                                                ---------------
                                                                                                $    29,023,189
                                                                                                ---------------
                                  Total Banks                                                   $    29,023,189
---------------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.1%
                                  Other Diversified Financial Services -- 0.1%
           57,418                 Monty Parent Issuer 1 LLC, 4.25%, 11/20/28 (144A)             $        57,401
          135,187                 Rialto Capital Management LLC, 2.85%,
                                  5/15/24 (144A)                                                        134,909
                                                                                                ---------------
                                                                                                $       192,310
                                                                                                ---------------
                                  Total Diversified Financials                                  $       192,310
---------------------------------------------------------------------------------------------------------------
                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (Cost $30,536,425)                                            $    29,215,499
---------------------------------------------------------------------------------------------------------------
                                  CORPORATE BONDS -- 66.5%
                                  ENERGY -- 12.0%
                                  Oil & Gas Drilling -- 1.8%
        2,393,000                 Rowan Companies, Inc., 5.85%, 1/15/44                         $     1,394,794
        4,090,000                 Transocean, Inc., 5.55%, 12/15/16                                   4,077,730
                                                                                                ---------------
                                                                                                $     5,472,524
---------------------------------------------------------------------------------------------------------------
                                  Oil & Gas Equipment & Services -- 0.5%
        2,000,000                 Weatherford International, Ltd., Bermuda,
                                  5.95%, 4/15/42                                                $     1,390,000
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Integrated Oil & Gas -- 1.1%
        3,210,000                 Petrobras Global Finance BV, 3.5%, 2/6/17                     $     3,159,282
---------------------------------------------------------------------------------------------------------------
                                  Oil & Gas Exploration & Production -- 0.0%+
        1,285,000                 Swift Energy Co., 7.875%, 3/1/22 (e)                          $        64,250
---------------------------------------------------------------------------------------------------------------
                                  Oil & Gas Storage & Transportation -- 8.6%
        4,500,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                       $     4,115,318
          373,000                 Copano Energy LLC, 7.125%, 4/1/21                                     383,387
        1,140,000          5.85   DCP Midstream LLC, Floating Rate Note,
                                  5/21/43 (144A)                                                        587,100
        3,125,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                       3,158,412
    NOK 2,000,000          6.31   Golar LNG Partners LP, Floating Rate Note, 10/12/17                   236,585
        2,100,000                 Kinder Morgan, Inc., Delaware, 4.3%, 6/1/25                         1,997,488
          750,000                 Kinder Morgan, Inc., Delaware, 5.3%, 12/1/34                          645,523
        1,360,000                 Kinder Morgan, Inc., Delaware, 5.55%, 6/1/45                        1,208,670
        1,450,000                 ONEOK, Inc., 6.875%, 9/30/28                                        1,225,250
        3,625,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                    3,351,378
        2,500,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                        2,403,125
        2,200,000                 Sabine Pass Liquefaction LLC, 6.25%, 3/15/22                        2,153,250
        3,000,000                 The Williams Companies, Inc., 4.55%, 6/24/24                        2,280,000
        2,625,000                 The Williams Companies, Inc., 5.75%, 6/24/44                        1,745,625
                                                                                                ---------------
                                                                                                $    25,491,111
                                                                                                ---------------
                                  Total Energy                                                  $    35,577,167
---------------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 1.9%
                                  Metal & Glass Containers -- 1.5%
          738,280                 Ardagh Finance Holdings SA, 8.625%, (0.00%
                                  Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                        $       712,440
        3,500,000                 Ball Corp., 5.25%, 7/1/25                                           3,675,000
                                                                                                ---------------
                                                                                                $     4,387,440
---------------------------------------------------------------------------------------------------------------
                                  Steel -- 0.4%
        1,000,000                 Commercial Metals Co., 4.875%, 5/15/23                        $       885,000
          200,000                 Metalloinvest Finance, Ltd., 5.625%, 4/17/20 (144A)                   198,087
EUR        38,709          0.00   New World Resources NV, Floating Rate Note, 10/7/20 (d)                 9,259
EUR        29,032          0.00   New World Resources NV, Floating Rate Note, 10/7/20 (d)                 4,299
                                                                                                ---------------
                                                                                                $     1,096,645
                                                                                                ---------------
                                  Total Materials                                               $     5,484,085
---------------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 2.2%
                                  Building Products -- 1.1%
        1,375,000                 Griffon Corp., 5.25%, 3/1/22                                  $     1,371,562
        1,000,000                 Masco Corp., 4.45%, 4/1/25                                          1,037,300
          945,000                 Standard Industries, Inc., 5.375%, 11/15/24 (144A)                    959,175
                                                                                                ---------------
                                                                                                $     3,368,037
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 21

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Construction & Engineering -- 0.6%
          635,000                 AECOM, 5.75%, 10/15/22                                        $       658,812
        1,205,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                       1,195,962
                                                                                                ---------------
                                                                                                $     1,854,774
---------------------------------------------------------------------------------------------------------------
                                  Industrial Machinery -- 0.5%
        1,320,000                 Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                  $     1,247,400
           67,501                 Liberty Tire Recycling LLC, 11.0%, 3/31/21 (0.0%
                                  cash, 11.0% PIK) (144A) (PIK) (d)                                      49,951
          168,000                 Xerium Technologies, Inc., 8.875%, 6/15/18                            138,600
                                                                                                ---------------
                                                                                                $     1,435,951
                                                                                                ---------------
                                  Total Capital Goods                                           $     6,658,762
---------------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.6%
                                  Environmental & Facilities Services -- 0.3%
          865,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)                $       867,162
---------------------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.3%
          805,000                 Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                   $       823,112
                                                                                                ---------------
                                  Total Commercial Services & Supplies                          $     1,690,274
---------------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.8%
                                  Airlines -- 0.8%
          500,000                 Air Canada 2013-1 Class C Pass Through Trust,
                                  6.625%, 5/15/18 (144A)                                        $       491,875
          516,767                 Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                           499,972
        1,350,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                                  2/15/19 (144A)                                                      1,103,625
          187,137                 US Airways 2013-1 Class B Pass Through Trust,
                                  5.375%, 11/15/21                                                      192,868
                                                                                                ---------------
                                                                                                $     2,288,340
                                                                                                ---------------
                                  Total Transportation                                          $     2,288,340
---------------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 2.2%
                                  Tires & Rubber -- 1.0%
        2,825,000                 The Goodyear Tire & Rubber Co., 5.125%, 11/15/23              $     2,888,562
---------------------------------------------------------------------------------------------------------------
                                  Automobile Manufacturers -- 1.2%
        3,635,000                 ZF North America Capital, Inc., 4.75%,
                                  4/29/25 (144A)                                                $     3,616,825
                                                                                                ---------------
                                  Total Automobiles & Components                                $     6,505,387
---------------------------------------------------------------------------------------------------------------
                                  CONSUMER DURABLES & APPAREL -- 1.5%
                                  Homebuilding -- 1.5%
        1,000,000                 CalAtlantic Group, Inc., 6.25%, 12/15/21                      $     1,072,500
          765,000                 DR Horton, Inc., 5.75%, 8/15/23                                       826,200


The accompanying notes are an integral part of these financial statements.

22 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Homebuilding -- (continued)
        2,500,000                 KB Home, 7.0%, 12/15/21                                       $     2,500,000
                                                                                                ---------------
                                                                                                $     4,398,700
                                                                                                ---------------
                                  Total Consumer Durables & Apparel                             $     4,398,700
---------------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 0.4%
                                  Casinos & Gaming -- 0.4%
        1,150,000                 Scientific Games International, Inc., 7.0%,
                                  1/1/22 (144A)                                                 $     1,173,000
                                                                                                ---------------
                                  Total Consumer Services                                       $     1,173,000
---------------------------------------------------------------------------------------------------------------
                                  MEDIA -- 5.6%
                                  Broadcasting -- 0.3%
          825,000                 Quebecor Media, Inc., 5.75%, 1/15/23                          $       849,750
---------------------------------------------------------------------------------------------------------------
                                  Cable & Satellite -- 5.3%
          655,000                 CCO Safari II LLC, 6.384%, 10/23/35 (144A)                    $       723,093
        3,060,000                 CCOH Safari LLC, 5.75%, 2/15/26 (144A)                              3,167,100
        3,050,000                 DISH DBS Corp., 5.875%, 7/15/22                                     2,889,875
          830,000                 Sirius XM Radio, Inc., 4.625%, 5/15/23 (144A)                         816,512
        1,815,000                 Sirius XM Radio, Inc., 6.0%, 7/15/24 (144A)                         1,910,288
        2,050,000                 Time Warner Cable, Inc., 6.55%, 5/1/37                              2,246,466
        3,500,000                 Virgin Media Secured Finance Plc, 5.25%,
                                  1/15/26 (144A)                                                      3,500,000
          450,000                 Virgin Media Secured Finance Plc, 5.375%,
                                  4/15/21 (144A)                                                        469,125
                                                                                                ---------------
                                                                                                $    15,722,459
---------------------------------------------------------------------------------------------------------------
                                  Publishing -- 0.0%+
          100,000                 Trader Corp., 9.875%, 8/15/18 (144A)                          $       103,750
                                                                                                ---------------
                                  Total Media                                                   $    16,675,959
---------------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.5%
                                  Department Stores -- 0.0%+
          112,000                 Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)                   $        98,840
---------------------------------------------------------------------------------------------------------------
                                  Automotive Retail -- 0.5%
        1,325,000                 CST Brands, Inc., 5.0%, 5/1/23                                $     1,341,562
                                                                                                ---------------
                                  Total Retailing                                               $     1,440,402
---------------------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 0.4%
                                  Food Retail -- 0.4%
        1,060,000                 Darling Ingredients, Inc., 5.375%, 1/15/22                    $     1,084,518
                                                                                                ---------------
                                  Total Food & Staples Retailing                                $     1,084,518
---------------------------------------------------------------------------------------------------------------
                                  FOOD, BEVERAGE & TOBACCO -- 0.4%
                                  Agricultural Products -- 0.1%
          800,000                 Southern States Cooperative, Inc., 10.0%,
                                  8/15/21 (144A)                                                $       492,000
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 23

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Packaged Foods & Meats -- 0.3%
          550,000                 Post Holdings, Inc., 7.375%, 2/15/22                          $       581,625
          200,000                 Post Holdings, Inc., 7.75%, 3/15/24 (144A)                            219,500
                                                                                                ---------------
                                                                                                $       801,125
                                                                                                ---------------
                                  Total Food, Beverage & Tobacco                                $     1,293,125
---------------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 1.1%
                                  Personal Products -- 0.2%
          480,000                 Revlon Consumer Products Corp., 5.75%, 2/15/21                $       493,200
---------------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.9%
        2,530,000                 Centene Escrow Corp., 6.125%, 2/15/24 (144A)                  $     2,662,825
                                                                                                ---------------
                                  Total Household & Personal Products                           $     3,156,025
---------------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 3.9%
                                  Health Care Supplies -- 0.0%+
          100,000                 ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)              $       103,000
---------------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 0.5%
        1,360,000                 DaVita HealthCare Partners, Inc., 5.125%, 7/15/24             $     1,373,600
---------------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 1.6%
          590,000                 Centene Escrow Corp., 5.625%, 2/15/21 (144A)                  $       615,075
        1,000,000                 HCA, Inc., 5.375%, 2/1/25                                           1,010,940
        3,000,000                 LifePoint Health, Inc., 5.875%, 12/1/23                             3,135,000
                                                                                                ---------------
                                                                                                $     4,761,015
---------------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 1.8%
        3,270,000                 Molina Healthcare, Inc., 5.375%, 11/15/22 (144A)              $     3,359,925
        1,815,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20                        1,878,525
                                                                                                ---------------
                                                                                                $     5,238,450
                                                                                                ---------------
                                  Total Health Care Equipment & Services                        $    11,476,065
---------------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.6%
                                  Pharmaceuticals -- 0.6%
        2,200,000                 Valeant Pharmaceuticals International, Inc.,
                                  5.875%, 5/15/23 (144A)                                        $     1,724,250
                                                                                                ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                                 $     1,724,250
---------------------------------------------------------------------------------------------------------------
                                  BANKS -- 5.8%
                                  Diversified Banks -- 5.1%
        4,355,000          6.30   Bank of America Corp., Floating Rate Note (Perpetual)         $     4,485,650
        2,950,000          7.62   BNP Paribas SA, Floating Rate Note
                                  (Perpetual) (144A)                                                  2,966,225
        3,980,000          5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                     3,910,350
          640,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                       616,600

The accompanying notes are an integral part of these financial statements.

24 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Diversified Banks -- (continued)
          575,000          6.62   Credit Agricole SA, Floating Rate Note
                                  (Perpetual) (144A)                                            $       540,362
        1,325,000          8.12   Credit Agricole SA, Floating Rate Note
                                  (Perpetual) (144A)                                                  1,321,794
        1,400,000          8.00   Royal Bank of Scotland Group Plc, Floating
                                  Rate Note (Perpetual)                                               1,334,900
                                                                                                ---------------
                                                                                                $    15,175,881
---------------------------------------------------------------------------------------------------------------
                                  Thrifts & Mortgage Finance -- 0.7%
        2,000,000                 Provident Funding Associates LP, 6.75%,
                                  6/15/21 (144A)                                                $     1,895,000
                                                                                                ---------------
                                  Total Banks                                                   $    17,070,881
---------------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 7.8%
                                  Other Diversified Financial Services -- 2.6%
        2,315,000                 Carlyle Holdings II Finance LLC, 5.625%,
                                  3/30/43 (144A)                                                $     2,516,495
        1,000,000                 Fixed Income Trust Series 2013-A, 10/15/97
                                  (Step) (144A) (c)(d)                                                  698,726
        4,100,000          6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                   4,501,800
          100,000          0.00   Tiers Trust, Floating Rate Note, 10/15/97 (144A) (d)                   94,942
                                                                                                ---------------
                                                                                                $     7,811,963
---------------------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 0.7%
          720,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                         $       621,000
          725,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                                 643,438
          700,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                             693,000
                                                                                                ---------------
                                                                                                $     1,957,438
---------------------------------------------------------------------------------------------------------------
                                  Consumer Finance -- 0.9%
        1,000,000                 Ally Financial, Inc., 4.625%, 3/30/25                         $       986,250
        1,000,000                 Ally Financial, Inc., 4.625%, 5/19/22                               1,005,000
          720,000                 Ally Financial, Inc., 5.75%, 11/20/25                                 703,800
                                                                                                ---------------
                                                                                                $     2,695,050
---------------------------------------------------------------------------------------------------------------
                                  Asset Management & Custody Banks -- 2.0%
        1,630,000                 Blackstone Holdings Finance Co., LLC, 5.0%,
                                  6/15/44 (144A)                                                $     1,653,475
          750,000                 Blackstone Holdings Finance Co., LLC, 6.25%,
                                  8/15/42 (144A)                                                        903,799
        2,000,000                 JBS Investment Management, Ltd., 7.25%, 4/3/24                      1,815,000
        1,500,000                 KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)                  1,532,826
                                                                                                ---------------
                                                                                                $     5,905,100
---------------------------------------------------------------------------------------------------------------
                                  Investment Banking & Brokerage -- 1.6%
        3,990,000                 UBS AG, 7.625%, 8/17/22                                       $     4,569,862
                                                                                                ---------------
                                  Total Diversified Financials                                  $    22,939,413
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 25

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 6.3%
                                  Life & Health Insurance -- 1.1%
        1,500,000          5.88   Prudential Financial, Inc., Floating Rate
                                  Note, 9/15/42                                                 $     1,567,500
GBP       202,103                 TIG FINCO Plc, 8.50%, 4/2/20                                          234,049
GBP        35,665          8.50   TIG FINCO Plc, Floating Rate Note, 3/2/20 (144A)                       52,065
        1,615,000          5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53                   1,501,950
                                                                                                ---------------
                                                                                                $     3,355,564
---------------------------------------------------------------------------------------------------------------
                                  Reinsurance -- 5.2%
        2,501,147                 Altair Re, Variable Rate Notes, 6/30/16 (f)(g)                $       139,564
          695,760                 Altair Re, Variable Rate Notes, 6/30/17 (f)(g)                        281,783
          500,000                 Arlington Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 8/31/16 (f)(g)                                   563,350
          250,000          3.80   Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                                  (Cat Bond) (144A)                                                     254,700
          500,000                 Berwick Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Note, 1/22/16 (f)(g)                                     15,000
          750,000          4.56   Blue Danube II, Ltd., Floating Rate Note, 5/23/16
                                  (Cat Bond) (144A)                                                     749,775
          500,000          6.85   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                                  Bond) (144A)                                                          506,300
          500,000                 Carnosutie 2016-N,Segregated Account (Kane
                                  SAC Ltd.), Variable Rate Notes, 11/30/20 (f)(g)                       507,600
        1,500,000                 Carnoustie Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 2/19/16 (f)(g)                                    30,600
          250,000          4.46   Citrus Re, Ltd., Floating Rate Note, 4/18/17
                                  (Cat Bond) (144A)                                                     246,200
          350,000          4.28   Citrus Re, Ltd., Floating Rate Note, 4/24/17
                                  (Cat Bond) (144A)                                                     345,695
          400,000                 Clarendon Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 6/15/16 (f)(g)                                   399,920
          500,000          7.40   Galileo Re, Ltd., Floating Rate Note, 1/9/17
                                  (Cat Bond) (144A)                                                     505,750
          600,000          6.68   Gator Re, Ltd., Floating Rate Note, 1/9/17
                                  (Cat Bond) (144A)                                                     580,500
          250,000          2.20   Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                                  (Cat Bond) (144A)                                                     246,100
        2,100,000                 Gullane Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 1/22/17 (f)(g)                                    56,700
          250,000          4.50   Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                                  Bond) (144A)                                                          250,600
          400,000          4.75   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                  (Cat Bond) (144A)                                                     398,960
          350,000          4.50   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                  (Cat Bond) (144A)                                                     347,690
          250,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)(g)                   17,500

The accompanying notes are an integral part of these financial statements.

26 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Reinsurance -- (continued)
        2,000,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                  Notes, 2/1/19 (f)(g)                                          $        59,800
        2,000,000                 Pangaea Re, Series 2015-2, Principal at Risk
                                  Notes, 11/30/19 (f)(g)                                              2,166,200
        1,000,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)                     1,011,000
        2,000,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)                        36,000
        1,503,871                 PI-4, Series C -- 2014, (Kane SAC Ltd.), Variable
                                  Rate Notes, 7/7/16 (f)(g)                                           1,507,631
          700,000                 Prestwick Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 7/1/16 (f)(g)                                     52,430
          800,000          4.50   Residential Reinsurance 2012, Ltd., Floating
                                  Rate Note, 12/6/16 (Cat Bond) (144A)                                  799,200
          500,000         10.00   Residential Reinsurance 2012, Ltd., Floating
                                  Rate Note, 6/6/16 (Cat Bond) (144A)                                   504,650
          500,000          3.84   Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                                  Bond) (144A)                                                          500,500
            3,777                 Sector Re V, Ltd., Variable Rate Notes,
                                  12/1/19 (144A) (f)(g)                                                  26,439
          400,000                 Silverton Re, Ltd., Variable Rate Notes,
                                  9/16/16 (144A) (f)(g)                                                   1,840
          500,000                 Silverton Re, Ltd., Variable Rate Notes,
                                  9/18/18 (144A) (f)(g)                                                 514,100
        1,200,000                 St. Andrews Segregated Account (Kane SAC Ltd.),
                                  Variable Rate Notes, 1/22/16 (f)(g)                                    51,240
        1,250,000                 Versutus 2016, Class A-1, Variable Rate Notes,
                                  11/30/20 (f)(g)                                                     1,277,125
        2,000,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                                  12/31/17 (f)(g)                                                        29,200
          250,000          3.26   Vita Capital V, Ltd., Floating Rate Note, 1/15/17 (Cat
                                  Bond) (144A)                                                          252,550
                                                                                                ---------------
                                                                                                $    15,234,192
                                                                                                ---------------
                                  Total Insurance                                               $    18,589,756
---------------------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 1.2%
                                  Specialized REIT -- 1.2%
        1,203,081                 AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0%
                                  cash, 0.0% PIK) (PIK)                                         $     1,046,680
        1,000,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21                        1,047,500
        1,500,000                 Equinix, Inc., 5.375%, 4/1/23                                       1,552,500
                                                                                                ---------------
                                                                                                $     3,646,680
                                                                                                ---------------
                                  Total Real Estate                                             $     3,646,680
---------------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.3%
                                  Data Processing & Outsourced Services -- 0.3%
        1,000,000                 Cardtronics, Inc., 5.125%, 8/1/22                             $       987,500
                                                                                                ---------------
                                  Total Software & Services                                     $       987,500
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 27

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  TECHNOLOGY HARDWARE & EQUIPMENT -- 0.6%
                                  Electronic Components -- 0.6%
EUR       300,000                 Belden, Inc., 5.5%, 4/15/23                                   $       340,880
        1,360,000                 Belden, Inc., 5.5%, 9/1/22 (144A)                                   1,366,800
                                                                                                ---------------
                                                                                                $     1,707,680
                                                                                                ---------------
                                  Total Technology Hardware & Equipment                         $     1,707,680
---------------------------------------------------------------------------------------------------------------
                                  SEMICONDUCTORS & SEMICONDUCTOR
                                  EQUIPMENT -- 0.3%
                                  Semiconductor Equipment -- 0.3%
          950,000                 Sensata Technologies BV, 5.0%, 10/1/25 (144A)                 $       957,125
                                                                                                ---------------
                                  Total Semiconductors & Semiconductor Equipment                $       957,125
---------------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 5.7%
                                  Integrated Telecommunication Services -- 3.6%
        2,000,000                 CenturyLink, Inc., 5.8%, 3/15/22                              $     1,924,200
          150,000                 CenturyLink, Inc., 7.6%, 9/15/39                                      123,375
        1,300,000                 CenturyLink, Inc., 7.65%, 3/15/42                                   1,072,500
        3,140,000                 Frontier Communications Corp., 10.5%,
                                  9/15/22 (144A)                                                      3,218,500
          250,000                 Frontier Communications Corp., 7.625%, 4/15/24                        221,875
          500,000                 Frontier Communications Corp., 8.75%, 4/15/22                         487,500
           90,000                 Frontier Communications Corp., 8.875%,
                                  9/15/20 (144A)                                                         93,488
          200,000                 Frontier Communications Corp., 9.0%, 8/15/31                          172,000
        2,000,000                 GCI, Inc., 6.75%, 6/1/21                                            2,040,000
        1,400,000                 Level 3 Financing, Inc., 5.375%, 5/1/25                             1,417,500
                                                                                                ---------------
                                                                                                $    10,770,938
---------------------------------------------------------------------------------------------------------------
                                  Wireless Telecommunication Services -- 2.1%
        1,000,000                 Altice Financing SA, 6.625%, 2/15/23 (144A)                   $     1,002,500
        1,000,000                 Sprint Corp., 7.25%, 9/15/21                                          763,750
        1,965,000                 T-Mobile USA, Inc., 6.5%, 1/15/24                                   2,043,600
        1,500,000                 T-Mobile USA, Inc., 6.625%, 4/1/23                                  1,578,750
          300,000                 Unison Ground Lease Funding LLC, 5.78%,
                                  3/15/20 (144A)                                                        291,483
          400,000                 WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                415,172
                                                                                                ---------------
                                                                                                $     6,095,255
                                                                                                ---------------
                                  Total Telecommunication Services                              $    16,866,193
---------------------------------------------------------------------------------------------------------------
                                  UTILITIES -- 4.4%
                                  Electric Utilities -- 1.7%
        1,190,000          8.75   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)               $     1,323,875
          525,000                 Talen Energy Supply LLC, 4.6%, 12/15/21                               420,000
        2,680,000                 Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                     2,324,900
          250,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                                 207,500

The accompanying notes are an integral part of these financial statements.

28 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Electric Utilities -- (continued)
        1,165,000                 TerraForm Power, 9.75%, 8/15/22 (144A)                        $       873,750
                                                                                                ---------------
                                                                                                $     5,150,025
---------------------------------------------------------------------------------------------------------------
                                  Gas Utilities -- 0.5%
        1,500,000                 DCP Midstream Operating LP, 3.875%, 3/15/23                   $     1,231,857
          300,000                 DCP Midstream Operating LP, 5.6%, 4/1/44                              220,786
                                                                                                ---------------
                                                                                                $     1,452,643
---------------------------------------------------------------------------------------------------------------
                                  Independent Power Producers & Energy
                                  Traders -- 2.2%
        2,000,000                 Calpine Corp., 5.75%, 1/15/25                                 $     1,920,000
          100,000                 Inkia Energy, Ltd., 8.375%, 4/4/21 (144A)                              99,500
        1,000,000                 Instituto Costarricense de Electricidad, 6.375%,
                                  5/15/43 (144A)                                                        740,000
        1,000,000                 NRG Energy, Inc., 6.25%, 5/1/24                                       917,500
        1,755,000                 NRG Energy, Inc., 7.875%, 5/15/21                                   1,748,419
          200,000                 NRG Energy, Inc., 8.25%, 9/1/20                                       201,500
        1,000,000                 TerraForm Power Operating LLC, 5.875%,
                                  2/1/23 (144A)                                                         810,000
                                                                                                ---------------
                                                                                                $     6,436,919
                                                                                                ---------------
                                  Total Utilities                                               $    13,039,587
---------------------------------------------------------------------------------------------------------------
                                  TOTAL CORPORATE BONDS
                                  (Cost $200,487,246)                                           $   196,430,874
---------------------------------------------------------------------------------------------------------------
                                  FOREIGN GOVERNMENT BOND -- 1.3%
        3,905,000                 Kenya Government International Bond, 5.875%,
                                  6/24/19 (144A)                                                $     3,833,148
---------------------------------------------------------------------------------------------------------------
                                  TOTAL FOREIGN GOVERNMENT BOND
                                  (Cost $3,805,937)                                             $     3,833,148
---------------------------------------------------------------------------------------------------------------
                                  SENIOR FLOATING RATE LOAN
                                  INTERESTS -- 10.0%**
                                  ENERGY -- 0.2%
                                  Oil & Gas Drilling -- 0.0%+
          286,375          3.50   Paragon Offshore Finance, Term Loan, 7/16/21                  $        63,480
---------------------------------------------------------------------------------------------------------------
                                  Integrated Oil & Gas -- 0.2%
            3,203          4.50   Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16                 $         3,195
          830,875          4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21                     370,431
                                                                                                ---------------
                                                                                                $       373,626
                                                                                                ---------------
                                  Total Energy                                                  $       437,106
---------------------------------------------------------------------------------------------------------------
                                  MATERIALS -- 1.5%
                                  Diversified Metals & Mining -- 1.3%
        4,531,800          4.25   Fortescue Metals Group, Ltd., Bank Loan, 6/30/19              $     3,840,700
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 29

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Steel -- 0.2%
          569,101          4.50   TMS International Corp., Term B Loan, 10/2/20                 $       506,499
                                                                                                ---------------
                                  Total Materials                                               $     4,347,199
---------------------------------------------------------------------------------------------------------------
                                  CAPITAL GOODS -- 0.7%
                                  Aerospace & Defense -- 0.7%
          671,979          4.00   Accudyne Industries Borrower SCA, Refinancing
                                  Term Loan, 12/13/19                                           $       588,402
          815,805          6.25   DynCorp International, Inc., Term Loan, 7/7/16                        791,331
          756,798          7.00   TASC, Inc. Virginia, New Term Loan (First
                                  Lien), 5/23/20                                                        753,638
                                                                                                ---------------
                                                                                                $     2,133,371
                                                                                                ---------------
                                  Total Capital Goods                                           $     2,133,371
---------------------------------------------------------------------------------------------------------------
                                  COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                  Environmental & Facilities Services -- 0.7%
        1,891,762          5.00   Wheelabrator, Term B Loan, 10/15/21                           $     1,771,951
           84,291          5.00   Wheelabrator, Term C Loan, 10/15/21                                    78,953
                                                                                                ---------------
                                                                                                $     1,850,904
---------------------------------------------------------------------------------------------------------------
                                  Diversified Support Services -- 0.0%+
           28,259          9.01   IAP Worldwide Services, Inc., Term Loan, 7/18/19              $        28,401
---------------------------------------------------------------------------------------------------------------
                                  Security & Alarm Services -- 0.0%+
           51,748          4.00   Garda World Security Corp., Term B Loan, 11/8/20              $        49,839
                                                                                                ---------------
                                  Total Commercial Services & Supplies                          $     1,929,144
---------------------------------------------------------------------------------------------------------------
                                  TRANSPORTATION -- 0.4%
                                  Air Freight & Logistics -- 0.0%+
            1,771          5.25   Syncreon Group BV, Term Loan, 9/26/20                         $         1,468
---------------------------------------------------------------------------------------------------------------
                                  Marine -- 0.4%
          498,721          9.75   Commercial Barge Line Co., Initial Term
                                  Loan, 11/6/20                                                 $       450,096
          868,479          5.25   Navios Maritime Partners LP, Term Loan, 6/27/18                       768,604
                                                                                                ---------------
                                                                                                $     1,218,700
                                                                                                ---------------
                                  Total Transportation                                          $     1,220,168
---------------------------------------------------------------------------------------------------------------
                                  AUTOMOBILES & COMPONENTS -- 0.9%
                                  Auto Parts & Equipment -- 0.5%
          645,088          4.75   Federal-Mogul Corp., Tranche C Term, 4/15/21                  $       586,493
          911,947          4.00   Tower Automotive Holdings USA LLC, Initial Term
                                  Loan (2014), 4/23/20                                                  907,387
                                                                                                ---------------
                                                                                                $     1,493,880
---------------------------------------------------------------------------------------------------------------
                                  Automobile Manufacturers -- 0.4%
        1,209,842          6.00   Crown Group LLC, Term Loan (First Lien), 9/30/20              $     1,161,449
                                                                                                ---------------
                                  Total Automobiles & Components                                $     2,655,329
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  CONSUMER SERVICES -- 1.1%
                                  Casinos & Gaming -- 0.5%
        1,604,688          6.00   Scientific Games, Initial Term B-2, 10/1/21                   $     1,560,308
---------------------------------------------------------------------------------------------------------------
                                  Leisure Facilities -- 0.3%
          903,324          5.50   L.A. Fitness International, LLC, Tranche B Term
                                  Loan (First Lien), 4/25/20                                    $       873,966
---------------------------------------------------------------------------------------------------------------
                                  Education Services -- 0.3%
        1,031,273          5.00   Laureate Education, Inc., New Series 2018
                                  Extended Term Loan, 6/16/18                                   $       894,630
                                                                                                ---------------
                                  Total Consumer Services                                       $     3,328,904
---------------------------------------------------------------------------------------------------------------
                                  MEDIA -- 0.7%
                                  Publishing -- 0.7%
        1,857,250          6.25   McGraw-Hill School Education Holdings llc,
                                  Term B Loan, 12/18/19                                         $     1,852,607
                                                                                                ---------------
                                  Total Media                                                   $     1,852,607
---------------------------------------------------------------------------------------------------------------
                                  RETAILING -- 0.4%
                                  Automotive Retail -- 0.4%
        1,323,125          5.75   CWGS Group LLC, Term Loan, 2/20/20                            $     1,312,375
                                                                                                ---------------
                                  Total Retailing                                               $     1,312,375
---------------------------------------------------------------------------------------------------------------
                                  FOOD & STAPLES RETAILING -- 0.3%
                                  Food Retail -- 0.3%
          885,311          5.50   Albertsons LLC, Term B-2 Loan, 3/21/19                        $       886,655
                                                                                                ---------------
                                  Total Food & Staples Retailing                                $       886,655
---------------------------------------------------------------------------------------------------------------
                                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                  Personal Products -- 0.2%
          588,000          4.25   Atrium Innovations, Inc., Term Loan, 1/29/21                  $       532,140
                                                                                                ---------------
                                  Total Household & Personal Products                           $       532,140
---------------------------------------------------------------------------------------------------------------
                                  HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                  Health Care Supplies -- 0.0%+
            1,562          5.00   Immucor, Inc., Term B-2 Loan, 8/19/18                         $         1,515
---------------------------------------------------------------------------------------------------------------
                                  Health Care Services -- 0.2%
          480,418          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                  $       433,577
          288,251          6.50   BioScrip, Inc., Term Loan, 7/31/20                                    260,146
                                                                                                ---------------
                                                                                                $       693,723
---------------------------------------------------------------------------------------------------------------
                                  Health Care Facilities -- 0.5%
          885,222          6.00   RegionalCare Hospital Partners, Inc., Term B-2
                                  Loan (2015), 4/23/19                                          $       885,775
           20,250          6.00   Select Medical Corp., Series E Tranche B Term
                                  Loan, 6/1/18                                                           20,250
          487,500          6.75   Steward Health Care System LLC, Term
                                  Loan, 4/10/20                                                         470,438
                                                                                                ---------------
                                                                                                $     1,376,463
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 31

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  Managed Health Care -- 0.0%+
           23,247          9.75   MMM Holdings, Inc., Term Loan, 10/9/17 (e)                    $        14,529
           16,900          9.75   MSO of Puerto Rico, Inc., MSO Term Loan,
                                  12/12/17 (e)                                                           10,563
                                                                                                ---------------
                                                                                                $        25,092
                                                                                                ---------------
                                  Total Health Care Equipment & Services                        $     2,096,793
---------------------------------------------------------------------------------------------------------------
                                  PHARMACEUTICALS, BIOTECHNOLOGY &
                                  LIFE SCIENCES -- 0.2%
                                  Biotechnology -- 0.2%
          670,347          7.00   Lantheus Medical Imaging, Inc., Initial Term
                                  Loan, 6/25/22                                                 $       586,554
                                                                                                ---------------
                                  Total Pharmaceuticals, Biotechnology &
                                  Life Sciences                                                 $       586,554
---------------------------------------------------------------------------------------------------------------
                                  DIVERSIFIED FINANCIALS -- 0.4%
                                  Other Diversified Financial Services -- 0.4%
          677,413          3.50   Fly Funding II Sarl, Loan, 8/9/19                             $       673,285
          705,063          5.00   Livingston International, Inc., Initial Term B-1
                                  Loan (First Lien), 4/18/19                                            646,895
                                                                                                ---------------
                                                                                                $     1,320,180
                                                                                                ---------------
                                  Total Diversified Financials                                  $     1,320,180
---------------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 1.5%
                                  Application Software -- 0.7%
          584,082          4.50   Epiq Systems, Inc., Term Loan, 8/27/20                        $       578,241
          749,318          7.50   Serena Software, Inc., Term Loan, 4/10/20                             748,383
          745,869          6.25   STG-Fairway Acquisitions, Inc., Term Loan (First
                                  Lien), 3/4/19                                                         729,087
                                                                                                ---------------
                                                                                                $     2,055,711
---------------------------------------------------------------------------------------------------------------
                                  Systems Software -- 0.4%
        1,234,375          5.75   AVG Technologies N.V., Term Loan, 10/15/20                    $     1,231,289
---------------------------------------------------------------------------------------------------------------
                                  Home Entertainment Software -- 0.4%
        1,173,761          5.25   Micro Focus International, Term Loan B, 10/7/21               $     1,174,348
                                                                                                ---------------
                                  Total Software & Services                                     $     4,461,348
---------------------------------------------------------------------------------------------------------------
                                  TELECOMMUNICATION SERVICES -- 0.1%
                                  Integrated Telecommunication Services -- 0.1%
          383,434          4.75   Securus Technologies Holdings, Inc., Initial Term
                                  Loan (First Lien), 4/30/20                                    $       356,977
                                                                                                ---------------
                                  Total Telecommunication Services                              $       356,977
---------------------------------------------------------------------------------------------------------------
                                  TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                  (Cost $30,569,248)                                            $    29,456,850
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount ($)          (unaudited)                                                                 Value
---------------------------------------------------------------------------------------------------------------
                                  TEMPORARY CASH INVESTMENT -- 0.1%
                                  Commercial Paper -- 0.1%
          355,000                 Prudendial Funding, Inc., Commercial Paper,
                                  4/1/16 (c)                                                    $       354,997
---------------------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENT
                                  (Cost $355,000)                                               $       354,997
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Number of                                                       Strike      Expiration
Contracts           Description   Counterparty                  Price       Date
---------------------------------------------------------------------------------------------------------------
                    PUT OPTIONS PURCHASED -- 0.1%
         848        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                 $ 1,610     4/15/16             $         4,240
         734        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,410     6/17/16                      34,865
         848        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,910     4/15/16                      46,640
         734        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,710     6/17/16                     190,840
                                                                                                ---------------
                                                                                                $       276,585
---------------------------------------------------------------------------------------------------------------
                                  TOTAL PUT OPTIONS PURCHASED
                                  (Premiums paid $4,935,487)                                    $       276,585
---------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT IN SECURITIES -- 92.7%
                                  (Cost $285,026,539) (a)                                       $   273,632,354
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Number of                                                       Strike      Expiration
Contracts           Description   Counterparty                  Price       Date
---------------------------------------------------------------------------------------------------------------
                    PUT OPTIONS WRITTEN -- (0.1)%
       (734)        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                 $ 1,610     6/17/16             $      (102,760)
       (734)        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,510     6/17/16                     (58,720)
       (848)        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,810     4/15/16                     (19,080)
       (848)        S&P500 EMINI  Citigroup Global
                                  Markets, Inc.                   1,710     4/15/16                      (8,480)
                                                                                                ---------------
                                                                                                $      (189,040)
---------------------------------------------------------------------------------------------------------------
                    TOTAL PUT OPTIONS WRITTEN
                    (Premiums received $(3,744,961))                                            $      (189,040)
---------------------------------------------------------------------------------------------------------------
                    OTHER ASSETS & LIABILITIES -- 7.4%                                          $    21,809,428
---------------------------------------------------------------------------------------------------------------
                    TOTAL NET ASSETS -- 100.0%                                                  $   295,252,742
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 33

*           Non-income producing security.

+           Rounds to less than 0.1%.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe or event linked bond. At March 31, 2016 the value of these securities amounted to $6,489,170 or 2.2% of total net assets. See Notes to Financial Statements -- 1I.

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

(PIK)       Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2016, the value of these securities amounted to $94,032,870 or 31.9% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $285,924,781 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                                 $  3,812,381
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                                  (16,104,808)
                                                                                          ------------
              Net unrealized depreciation                                                 $(12,292,427)
                                                                                          ============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statement -- Note 1A.

(e)         Security is in default and is non-income producing.

(f)         Rate to be determined.

(g) Structured reinsurance investment. At March 31, 2016, the value of these securities amounted to $8,751,272 or 3.0% of total net assets. See Notes to Financial Statements -- Note 1I.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $          --       $ 27,891,399
Other Long-Term Securities                      $223,960,225        $389,193,813

The accompanying notes are an integral part of these financial statements.

34 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO             Euro
GBP              British Pound Sterling
NOK              Norwegian Krone

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENT - SELL PROTECTION

---------------------------------------------------------------------------------------------------------------------
                                                                                        Premiums     Net
Notional                          Obligation                    Credit      Expiration  Received     Unrealized
Principal ($)(1)  Exchange        Entity/Index        Coupon    Rating(2)   Date        (Paid)       Appreciation
---------------------------------------------------------------------------------------------------------------------
      31,360,327  Chicago         Markit CDX          5.00%     BBB+        12/20/20    $ (446,789)  $1,624,873
                  Mercentile      North America
                  Exchange        High Yield Index
=====================================================================================================================

CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION
---------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                  Obligation                                            Premiums     Unrealized
Notional                          Entity/                       Credit      Expiration  Received     Appreciation
Principal ($)(1)  Counterparty    Index               Coupon    Rating(2)   Date        (Paid)       (Depreciation)
---------------------------------------------------------------------------------------------------------------------
       1,735,000  Goldman         Hovnanian           5.00%     CCC         12/20/16    $   (60,725) $      83,663
                  Sachs           Enterprises,
                  International   Inc.
       3,880,000  Goldman         Markit CDX          5.00%     BBB+        12/20/17       (415,888)        90,918
                  Sachs           North America
                  International   Investment
                                  Grade Index
       2,464,077  Goldman         Markit CDX          5.00%     BBB+        12/20/17     (1,073,414)       135,739
                  Sachs           North America
                  International   Investment
                                  Grade Index
       2,467,885  Goldman         Markit CDX          5.00%     BBB+        12/20/17     (1,072,759)       133,635
                  Sachs           North America
                  International   Investment
                                  Grade Index
       4,175,000  Barclays        Hovnanian           5.00%     CCC         12/20/16       (198,312)       200,742
                  Bank Plc        Enterprises,
                                  Inc.
       4,175,000  Barclays        Bombardier          5.00%     B           12/20/16         41,750        (12,205)
                  Bank Plc        Capital, Inc.
       4,175,000  JP Morgan       Sprint              5.00%     B           12/20/16         45,118           (543)
                  Chase Bank NA   Communications,
                                  Inc.
       3,880,000  Barclays        Teck                5.00%     B+          12/20/16       (130,950)       100,440
                  Bank Plc        Resources, Ltd.
       1,665,000  Morgan          Transocean,         1.00%     BB+         12/20/16       (141,525)        97,034
                  Stanley Capital Inc.
                  Services LLC
       1,685,000  Goldman         Bombardier          5.00%     B           12/20/16         10,531         22,690
                  Sachs           Capital, Inc.
                  International

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 35

---------------------------------------------------------------------------------------------------------------------
                                                                                                     Net
                                  Obligation                                            Premiums     Unrealized
Notional                          Entity/                       Credit      Expiration  Received     Appreciation
Principal ($)(1)  Counterparty    Index               Coupon    Rating(2)   Date        (Paid)       (Depreciation)
---------------------------------------------------------------------------------------------------------------------
       4,200,000  Goldman         AK Steel            5.00%     CCC+        12/20/16    $  (409,500) $     463,332
                  Sachs           Holding
                  International   Corp.
       2,045,000  Barclays        Frontier            5.00%     BB-         6/20/21         (74,214)       (35,666)
                  Bank Plc        Communications
                                  Corp.
       2,545,000  JP Morgan       Frontier            5.00%     BB-         6/20/21         (97,295)       (39,450)
                  Chase Bank NA   Communications
                                  Corp.
       3,360,000  Goldman         Ally                5.00%     BB+         6/20/21         345,873        (37,105)
                  Sachs           Financial, Inc.
                  International
EUR    2,750,000  Goldman         Arcelormittal       5.00%     BB          6/20/21         (62,221)       (46,795)
                  Sachs           SA
                  International
         700,000  JP Morgan       Ally                5.00%     BB+         6/20/21          73,907         (9,581)
                  Chase Bank NA   Financial, Inc.
---------------------------------------------------------------------------------------------------------------------
                                                                                        $(3,219,624) $   1,146,848
=====================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       EUR           Euro

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Notes 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Notes 1A.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

The following is a summary of the inputs used as of March 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------------------
                                                 Level 1         Level 2             Level 3         Total
-----------------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
   Materials
      Steel                                      $        --     $           --      $     12,499    $     12,499
All Other Convertible Corporate Bonds                     --            583,183                --         583,183
Preferred Stocks
   Insurance
      Reinsurance                                         --                 --             6,250           6,250
   Telecommunication Services
      Integrated Telecommunication
          Services                                   112,332                 --                --         112,332
Convertible Preferred Stocks                              --          1,195,375                --       1,195,375
Common Stocks
   Capital Goods
      Industrial Machinery                                --                 --                31              31
   Commercial Services & Supplies
      Diversified Support Services                        --              4,854                --           4,854
   Insurance
      Life & Health Insurance                             --                 --               500             500
Asset Backed Securities                                   --         12,149,377                --      12,149,377
Collateralized Mortgage Obligations                       --         29,215,499                --      29,215,499
Corporate Bonds                                           --                 --                --              --
   Materials
      Steel                                               --          1,083,087            13,558       1,096,645
   Capital Goods
      Industrial Machinery                                --          1,386,000            49,951       1,435,951
   Diversified Financials
      Other Diversified Financial Services                --          7,018,295           793,668       7,811,963
   Insurance
      Reinsurance                                         --          6,489,170         8,745,022      15,234,192
   All Other Corporate Bonds                              --        170,852,123                --     170,852,123
Foreign Government Bonds                                  --          3,833,148                --       3,833,148
Senior Floating Rate Loan Interests                       --         29,456,850                --      29,456,850
Commercial Paper                                          --            354,997                --         354,997
Put Options Purchased                                276,585                 --                --         276,585
-----------------------------------------------------------------------------------------------------------------
Total                                            $   388,917     $  263,621,958      $  9,621,479    $273,632,354
=================================================================================================================
Other Financial Instruments
Put Options Written                              $  (189,040)    $           --      $         --    $   (189,040)
Net unrealized appreciation on
   credit default swaps                                   --          2,771,721                --       2,771,721
Net unrealized depreciation on
   futures contracts                                 (29,618)                --                --         (29,618)
Unrealized appreciation on
forward foreign currency contracts                        --            362,804                --         362,804
Unrealized depreciation on
forward foreign currency contracts                        --         (1,726,202)               --      (1,726,202)
-----------------------------------------------------------------------------------------------------------------
Total other financial instruments                $  (218,658)    $    1,408,323      $         --    $  1,189,665
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 37

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------------------------
                                      Convertible
                                      Corporate   Preferred      Common     Corporate
                                      Bonds       Stocks         Stocks     Bonds           Total
---------------------------------------------------------------------------------------------------------
Balance as of 3/31/15                 $ 18,194    $ 2,494,900    $    31    $ 24,273,166    $ 26,786,291
Realized gain (loss)(1)                     --             --         --         (13,706)        (13,706)
Change in unrealized
   appreciation (depreciation)(2)      (11,679)      (308,250)    (7,767)    (14,479,001)    (14,806,697)
Purchases                                5,984             --      8,267       6,839,768       6,854,019
Sales                                       --             --         --      (9,198,428)     (9,198,428)
Transfers in to Level 3 *                   --             --         --              --              --
Transfers out of Level 3 *                  --             --         --              --              --
Transfers in and out of
   Level 3 categories                       --     (2,180,400)        --       2,180,400              --
---------------------------------------------------------------------------------------------------------
Balance as of 3/31/16                 $ 12,499    $     6,250    $   531    $  9,602,199    $  9,621,479
=========================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended March 31, 2016, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 3/31/16                                                  $(14,552,196)
                                                                               ============

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of March 31, 2016.

--------------------------------------------------------------------------------------------------
                                            Level 1          Level 2          Level 3   Total
--------------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value                $      --        $  476,711       $  --     $  476,711
Restricted Cash                                    --         7,785,462          --      7,785,462
Variation margin for centrally
  cleared swap contracts                           --            90,897          --         90,897
Variation margin for futures contracts         75,750                --          --         75,750
--------------------------------------------------------------------------------------------------
Total                                       $  75,750        $8,353,070       $  --     $8,428,820
==================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Statement of Assets and Liabilities | 3/31/16

ASSETS:
  Investment in securities (cost $285,026,539)                                        $273,632,354
  Cash                                                                                     136,752
  Foreign currencies, at value (cost $452,872)                                             476,711
  Restricted cash*                                                                       7,785,462
  Receivables --
     Investment securities sold                                                         14,448,133
     Fund shares sold                                                                      720,634
     Interest                                                                            5,890,594
  Variation margin on centrally cleared swap contracts                                      90,897
  Variation margin on futures contracts                                                     75,750
  Unrealized appreciation on forward foreign currency contracts                            362,804
  Unrealized appreciation on swap contracts                                              1,328,193
  Other assets                                                                              35,357
---------------------------------------------------------------------------------------------------
          Total assets                                                                $304,983,641
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $  2,161,339
     Fund shares repurchased                                                               976,005
     Distributions                                                                         284,314
     Trustee fees                                                                            1,264
  Unrealized depreciation on forward foreign currency contracts                          1,726,202
  Unrealized depreciation on swap contracts                                                181,345
  Swap contracts, premiums received                                                      3,666,413
  Written options (premiums received $3,744,961)                                           189,040
  Due to affiliates                                                                        124,863
  Accrued expenses                                                                         420,114
---------------------------------------------------------------------------------------------------
          Total liabilities                                                           $  9,730,899
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $353,647,368
  Undistributed net investment income                                                    1,219,897
  Accumulated net realized loss on investments, foreign currency
     transactions, written options, swap contracts and futures contracts               (53,179,188)
  Net unrealized depreciation on investments                                           (11,394,185)
  Net unrealized depreciation on futures contracts                                         (29,618)
  Net unrealized appreciation on written options                                         3,555,921
  Net unrealized depreciation on forward foreign currency contracts
     and other assets and liabilities denominated in foreign currencies                 (1,339,174)
  Net unrealized appreciation on swap contracts                                          2,771,721
---------------------------------------------------------------------------------------------------
          Total net assets                                                            $295,252,742
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $47,310,538/5,261,852 shares)                                     $       8.99
  Class C (based on $44,206,566/4,931,006 shares)                                     $       8.97
  Class Y (based on $203,735,638/22,566,662 shares)                                   $       9.03
MAXIMUM OFFERING PRICE:
  Class A ($8.99 (divided by) 95.5%)                                                  $       9.41
===================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 39

Statement of Operations

For the Year Ended 3/31/16
INVESTMENT INCOME:
   Interest                                                           $   24,400,713
   Dividends                                                                 546,730
------------------------------------------------------------------------------------------------------
          Total investment income                                                        $ 24,947,443
------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $    3,033,511
   Transfer agent fees
      Class A                                                                 10,808
      Class C                                                                  5,445
      Class Y                                                                 10,175
      Class Z*                                                                    27
   Distribution fees
      Class A                                                                168,248
      Class C                                                                564,647
   Shareholder communications expense                                        442,828
   Administrative expense                                                    144,355
   Custodian fees                                                             95,389
   Registration fees                                                         128,017
   Professional fees                                                          81,737
   Printing expense                                                           44,078
   Fees and expenses of nonaffiliated Trustees                                19,470
   Pricing expense                                                            57,688
   Miscellaneous                                                              78,208
------------------------------------------------------------------------------------------------------
      Total expenses                                                                     $  4,884,631
      Less fees waived and expenses reimbursed by Pioneer
          Investment Management, Inc.                                                        (347,691)
------------------------------------------------------------------------------------------------------
      Net expenses                                                                       $  4,536,940
------------------------------------------------------------------------------------------------------
          Net investment income                                                          $ 20,410,503
------------------------------------------------------------------------------------------------------
* Class Z shares converted to Class Y shares on August 7, 2015.

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS, WRITTEN OPTIONS, FUTURES
CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $  (26,841,268)
      Swap contracts                                                      (4,618,782)
      Written options                                                      1,715,818
      Futures contracts                                                      936,380
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies                 (411,946)    $(29,219,798)
------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                     $   (7,275,513)
      Swap contracts                                                       4,927,828
      Written options                                                      3,555,921
      Futures contracts                                                      319,450
      Forward foreign currency contracts and other assets
          and liabilities denominated in foreign currencies               (1,446,646)     $    81,040
------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments, swap contracts, written options, futures contracts and foreign
      currency transactions                                                              $(29,138,758)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                  $ (8,728,255)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended          Year Ended
                                                                3/31/16             3/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   20,410,503      $  27,983,787
Net realized gain (loss) on investments, swap
   contracts, written options, futures contracts
   and foreign currency transactions                               (29,219,798)       (20,634,227)
Change in net unrealized appreciation (depreciation) on
   investments, swap contracts, written options, futures
   contracts, and foreign currency transactions                         81,040        (17,767,905)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from operations                                       $   (8,728,255)     $ (10,418,345)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.39 and $0.33 per share, respectively)         $   (2,618,684)     $  (4,962,455)
      Class C ($0.32 and $0.26 per share, respectively)             (1,878,294)        (2,322,800)
      Class Y ($0.43 and $0.36 per share, respectively)            (13,331,860)       (17,280,907)
      Class Z* ($0.09 and $0.33 per share, respectively)                (1,754)           (55,741)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (17,830,592)     $ (24,621,903)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $   72,835,334      $ 479,298,606
Reinvestment of distributions                                       14,313,443         20,074,632
Cost of shares repurchased                                        (325,894,551)      (555,768,538)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                $ (238,745,774)     $ (56,395,300)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $ (265,304,621)     $ (91,435,548)
NET ASSETS:
Beginning of year                                                  560,557,363        651,992,911
--------------------------------------------------------------------------------------------------
End of year                                                     $  295,252,742      $ 560,557,363
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    1,219,897      $     162,978
==================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 41

------------------------------------------------------------------------------------------------
                                  Year Ended     Year Ended         Year Ended    Year Ended
                                  3/31/16        3/31/16            3/31/15       3/31/15
                                  Shares         Amount             Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                         1,244,960    $   11,593,608      10,733,797   $ 106,058,161
Reinvestment of distributions         264,559         2,423,099         469,156       4,575,600
Less shares repurchased            (5,935,740)      (55,248,307)    (17,713,478)   (172,921,032)
------------------------------------------------------------------------------------------------
      Net decrease                 (4,426,221)   $  (41,231,600)     (6,510,525)  $ (62,287,271)
================================================================================================
Class C
Shares sold                           438,954    $    4,062,878       2,714,172   $  26,737,821
Reinvestment of distributions         179,912         1,634,242         207,145       2,006,684
Less shares repurchased            (3,132,815)      (28,907,096)     (4,701,719)    (45,380,077)
------------------------------------------------------------------------------------------------
      Net decrease                 (2,513,949)   $  (23,209,976)     (1,780,402)  $ (16,635,572)
================================================================================================
Class Y
Shares sold                         6,124,396    $   57,175,301      34,889,481   $ 345,939,487
Reinvestment of distributions       1,114,428        10,254,516       1,377,859      13,442,959
Less shares repurchased           (26,154,979)     (241,550,847)    (34,372,056)   (332,894,266)
------------------------------------------------------------------------------------------------
      Net increase
          (decrease)              (18,916,155)   $ (174,121,030)      1,895,284   $  26,488,180
================================================================================================
Class Z*
Shares sold or exchanged                  375    $        3,547          56,381   $     563,137
Reinvestment of distributions             168             1,586           4,946          49,389
Less shares repurchased               (20,094)         (188,301)       (457,902)     (4,573,163)
------------------------------------------------------------------------------------------------
      Net decrease                    (19,551)   $     (183,168)       (396,575)  $  (3,960,637)
================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year        Year       Year
                                                               Ended        Ended       Ended      Ended     4/29/11
                                                               3/31/16      3/31/15     3/31/14    3/31/13   to 3/31/12
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  9.54      $  9.94     $  10.04   $  9.63   $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.42(b)   $  0.40     $   0.41   $  0.51   $  0.39
   Net realized and unrealized gain (loss) on investments        (0.58)       (0.47)       (0.12)     0.45     (0.36)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (0.16)     $ (0.07)    $   0.29   $  0.96   $  0.03
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.39)     $ (0.33)    $  (0.37)  $ (0.55)  $ (0.40)
   Net realized gain                                                --           --        (0.02)       --        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.39)     $ (0.33)    $  (0.39)  $ (0.55)  $ (0.40)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.55)     $ (0.40)    $  (0.09)  $  0.41   $ (0.37)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.99      $  9.54     $   9.94   $ 10.04   $  9.63
=============================================================================================================================
Total return*                                                    (1.62)%      (0.71)%       2.95%    10.24%     0.38%(a)
Ratio of net expenses to average net assets                       1.19%        1.14%        1.19%     1.20%     1.20%**
Ratio of net investment income (loss) to average net assets       4.52%        3.76%        3.89%     5.05%     4.87%**
Portfolio turnover rate                                             56%          81%          95%       30%       17%
Net assets, end of period (in thousands)                       $47,311      $92,376     $161,097   $47,233   $ 7,365
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.19%        1.14%        1.19%     1.48%     1.66%**
   Net investment income (loss) to average net assets             4.52%        3.76%        3.89%     4.77%     4.41%**
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The  accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 43

-----------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year       Year      Year
                                                               Ended        Ended      Ended     Ended     4/29/11
                                                               3/31/16      3/31/15    3/31/14   3/31/13   to 3/31/12
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  9.51      $  9.92    $ 10.02   $  9.61   $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.36(b)   $  0.31    $  0.34   $  0.44   $  0.34
   Net realized and unrealized gain (loss) on investments        (0.58)       (0.46)     (0.13)     0.45     (0.40)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ (0.22)     $ (0.15)   $  0.21   $  0.89   $ (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.32)     $ (0.26)   $ (0.29)  $ (0.48)  $ (0.33)
   Net realized gain                                                --           --      (0.02)       --        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.32)     $ (0.26)   $ (0.31)  $ (0.48)  $ (0.33)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (0.54)     $ (0.41)   $ (0.10)  $  0.41   $ (0.39)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  8.97      $  9.51    $  9.92   $ 10.02   $  9.61
=============================================================================================================================
Total return*                                                    (2.25)%      (1.58)%     2.19%     9.44%    (0.47)%(a)
Ratio of net expenses to average net assets                       1.95%        1.90%      1.93%     1.95%     1.98%**
Ratio of net investment income (loss) to average net assets       3.86%        3.04%      3.18%     4.29%     4.07%**
Portfolio turnover rate                                             56%          81%        95%       30%       17%
Net assets, end of period (in thousands)                       $44,207      $70,793    $91,491   $28,796   $ 4,501
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.95%        1.90%      1.93%     2.23%     2.46%**
   Net investment income (loss) to average net assets             3.86%        3.04%      3.18%     4.01%     3.59%**
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year        Year       Year
                                                              Ended        Ended       Ended      Ended      4/29/11
                                                              3/31/16      3/31/15     3/31/14    3/31/13    to 3/31/12
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.58     $   9.98    $  10.08   $   9.66   $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.46(b)  $   0.41    $   0.44   $   0.55   $  0.42
   Net realized and unrealized gain (loss) on investments        (0.58)    $  (0.45)      (0.12)      0.45     (0.34)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.12)    $  (0.04)   $   0.32   $   1.00   $  0.08
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.43)    $  (0.36)   $  (0.40)  $  (0.58)  $ (0.42)
   Net realized gain                                                --           --       (0.02)        --        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.43)    $  (0.36)   $  (0.42)  $  (0.58)  $ (0.42)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.55)    $  (0.40)   $  (0.10)  $   0.42   $ (0.34)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.03     $   9.58    $   9.98   $  10.08   $  9.66
=============================================================================================================================
Total return*                                                    (1.26)%      (0.43)%      3.24%     10.69%     0.95%(a)
Ratio of net expenses to average net assets                       0.85%        0.85%       0.85%      0.85%     0.85%**
Ratio of net investment income (loss) to average net assets       4.90%        4.10%       4.24%      5.52%     5.48%**
Portfolio turnover rate                                             56%          81%         95%        30%       17%
Net assets, end of period (in thousands)                      $203,736     $397,203    $395,245   $131,013   $41,606
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.96%        0.93%       0.97%      1.21%     1.30%**
   Net investment income (loss) to average net assets             4.79%        4.02%       4.12%      5.16%     5.03%**
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 45

Notes to Financial Statements |3/31/16

1. Organization and Significant Accounting Policies

Pioneer Dynamic Credit Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income. Capital appreciation is a secondary objective.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Z shares were converted to Class Y shares on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

46 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 47

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

48 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2016, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.3% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/- amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 49 rates, and any resulting unrealized appreciation or depreciation are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2016, the Fund reclassified $1,522,992 to decrease net investment income and $1,522,992 to increase accumulated net realized loss on investments, foreign currency transactions, written options, swap contracts and futures contracts to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2016, the Fund was permitted to carry forward indefinitely $27,479,795 of short-term losses and $26,826,553 in long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

50 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

     The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

     ---------------------------------------------------------------------------------------
                                                                  2016                  2015
     ---------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                       $17,830,592           $24,621,903
     ---------------------------------------------------------------------------------------
       Total                                               $17,830,592           $24,621,903
     =======================================================================================

     The following shows components of distributable earnings on a federal income tax basis at March 31, 2016.

     --------------------------------------------------------------------------------------
                                                                                      2016
     --------------------------------------------------------------------------------------
     Undistributed ordinary income                                            $  4,319,675
     Capital loss carryforward                                                 (54,306,348)
     Current year dividend payable                                                (284,314)
     Unrealized depreciation                                                    (8,123,639)
     --------------------------------------------------------------------------------------
       Total                                                                  $(58,394,626)
     ======================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax adjustments relating to catastrophe bonds and credit default swaps, the mark-to-market of forward currency, option and futures contracts.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,986 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2016.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 51 the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

52 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILW's are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2016 was $392,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 53 gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended March 31, 2016 was $(10,586,053).

     At March 31, 2016, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------
                                       Contracts   Settlement                 Unrealized
                                       Long/       Month/                     Appreciation/
     Description        Counterparty   (Short)     Year       Value           (Depreciation)
     ---------------------------------------------------------------------------------------
     U.S. 10 Yr Note    Citibank NA     245        6/16       $31,945,703     $(47,896)
     U.S. Long Bond     Citibank NA       2        6/16           328,875       (1,951)
     U.S. Ultra Bond    Citibank NA     (17)       6/16        (2,933,031)      20,229
     ---------------------------------------------------------------------------------------
     Total                                                    $29,341,547     $(29,618)
     =======================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended March 31, 2016, the Fund had no open repurchase agreements.

L.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt

54 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The amount of cash deposited with a broker as collateral at March 31, 2016 was $6,725,000 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 55

     Open credit default swap contracts at March 31, 2016 are listed in the Schedule of Investments. The average value of swap contracts open during the year ended March 31, 2016 was $(4,034,601).

M.   Total Return Swap Contracts

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The average value of swap contracts open during the year ended March 31, 2016 was $(1,859). There were no total return swaps outstanding at March 31, 2016.

N.   Purchased Options

     The Fund may purchase put and call options to seek increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the

56 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of purchased options open for the year ended March 31, 2016 was $981,147. Purchased option contracts outstanding at period end are listed within the Schedule of Investments.

O.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written option contracts open during the year ended March 31, 2016 was $(691,838). Written option contracts outstanding at March 31, 2016 are listed in the Schedule of Investments.

     The Fund held four written options that were open at March 31, 2016. If the options were exercised at March 31, 2016, the maximum amount the Fund would have been required to pay was $3,774,961.

     Transactions in written options for the year ended March 31, 2016 are summarized as follows:

     -------------------------------------------------------------------------------
                                                      Number of        Premiums
                                                      Contracts        Received
     -------------------------------------------------------------------------------
     Options open at beginning of period                    --         $         --
     Options opened                                     (4,860)          (5,722,633)
     Options exercised                                   1,696            1,977,672
     Options closed                                         --                   --
     Options expired                                        --                   --
     -------------------------------------------------------------------------------
     Options open at end of period                      (3,164)        $ (3,744,961)
     ================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 57

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion. For the year ended March 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended March 31, 2016 are reflected on the Statement of Operations. This expense limitation is in effect through August 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,389 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 53,616
Class C                                                                   50,463
Class Y                                                                  338,619
Class Z                                                                      130
--------------------------------------------------------------------------------
  Total                                                                 $442,828
================================================================================

58 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $110,430 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,044 in distribution fees payable to PFD at March 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2016, CDSCs in the amount of $5,677 were paid to PFD.

5. Forward Foreign Currency Contracts

At March 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended March 31, 2016 was $(5,915,241).

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 59

As of March 31, 2016, outstanding forward foreign currency contracts were as follows:

--------------------------------------------------------------------------------------------------------------
Currency                       Currency             In                               Settlement  Unrealized
Sold           Deliver         Purchased            Exchange for  Counterparty       Date        Appreciation
--------------------------------------------------------------------------------------------------------------
USD                (933,949)   (ZAR) South           14,118,043   Brown Brothers     5/25/16     $ 13,863
                               African Rand                       Harriman & Co.
USD              (2,384,038)   (SEK)                 19,419,455   Brown Brothers     4/25/16        9,821
                               Swedish Krona                      Harriman & Co.
USD              (2,275,739)   (SGD)                  3,076,412   Brown Brothers     4/25/16        7,115
                               Singapore Dollar                   Harriman & Co.
USD              (3,761,378)   (CZK) Czech           89,814,781   Citibank NA        4/25/16       22,536
                               Koruna
USD              (1,424,301)   (CAD)                  1,855,391   Citibank NA        5/25/16        6,735
                               Canadian Dollar)
USD              (2,498,480)   (PLN) Polish Zloty     9,375,889   Citibank NA        5/25/16       15,434
USD              (1,285,562)   (SEK) Swedish         10,955,000   Citibank NA        4/25/16       64,874
                               Krona
USD                (206,659)   (EUR) Euro               190,000   Citibank NA        5/25/16       10,095
USD                 (45,065)   (EUR) Euro                40,237   JP Morgan          6/16/16          871
                                                                  Chase Bank NA
USD                (920,035)   (MXN)                 16,600,000   Citibank NA        5/23/16       37,310
                               Mexican Peso
USD              (2,274,411)   (HUF)                630,736,362   Citibank NA        5/25/16       12,031
                               Hungarian Forint
USD              (2,267,049)   (INR) Indian         155,935,000   Goldman Sachs      4/21/16       78,823
                               Rupee                              International
(NZD) New        (2,410,443)   (AUD)                  2,235,000   JP Morgan          5/23/16       47,545
Zealand Dollar                 Australian Dollar                  Chase Bank NA
(JPY)          (261,641,112)   USD                    2,336,606   JP Morgan          5/25/16        7,460
Japanese Yen                                                      Chase Bank NA
USD              (1,683,300)   (AUD)                  2,200,946   JP Morgan          5/25/16        2,149
                               Australian Dollar                  Chase Bank NA
USD              (1,893,772)   (EUR) Euro             1,668,595   JP Morgan          5/25/16        9,783
                                                                  Chase Bank NA
USD              (1,928,851)   (CHF) Swiss            1,853,199   JP Morgan          5/25/16        6,140
                               Franc                              Chase Bank NA
USD              (1,511,803)   (RUB)                103,377,059   JP Morgan          5/23/16       10,219
                               Russian Ruble                      Chase Bank NA
--------------------------------------------------------------------------------------------------------------
Total                                                                                            $362,804
==============================================================================================================

60 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------------
Currency                       Currency             In                               Settlement  Unrealized
Sold           Deliver         Purchased            Exchange for    Counterparty     Date        Depreciation
--------------------------------------------------------------------------------------------------------------
(PLN) Polish     (3,569,041)   (EUR) Euro               828,735   Brown Brothers     5/23/16     $   (11,601)
Zloty                                                             Harriman & Co.
(CZK)           (89,854,357)   USD                    3,597,591   Citibank NA        4/25/16        (187,990)
Czech Koruna
(CAD)            (1,857,194)   USD                    1,344,841   Citibank NA        5/25/16         (87,586)
Canadian
Dollar)
(PLN) Polish     (9,385,000)   USD                    2,356,824   Citibank NA        5/25/16        (159,533)
Zloty
USD              (4,463,044)   (KRW)              5,097,019,590   JP Morgan          4/21/16         (14,141)
                               South                              Chase Bank NA
                               Korean Won
(KRW) South (5,098,985,397)    USD                    4,215,431   JP Morgan          4/21/16        (235,188)
Korean Won                                                        Chase Bank NA
(SGD)            (3,077,809)   USD                    2,136,485   JP Morgan          4/25/16        (147,405)
Singapore                                                         Chase Bank NA
Dollar
(CAD)            (4,509,935)   (MXN)                 58,854,052   JP Morgan          4/25/16         (75,366)
Canadian                       Mexican Peso                       Chase Bank NA
Dollar)
(SEK)           (30,383,254)   USD                    3,552,125   JP Morgan          4/25/16        (193,255)
Swedish Krona                                                     Chase Bank NA
(TWD) New      (143,123,273)   USD                    4,297,351   JP Morgan          5/18/16        (148,042)
Taiwan Dollar                                                     Chase Bank NA
USD              (4,453,634)   (TWD) New            143,001,738   JP Morgan          5/18/16         (12,016)
                               Taiwan Dollar                      Chase Bank NA
(AUD)            (2,203,084)   USD                    1,586,818   JP Morgan          5/25/16        (100,269)
Australian                                                        Chase Bank NA
Dollar
(ZAR) South     (14,131,718)   USD                      913,003   JP Morgan          5/25/16         (35,727)
African Rand                                                      Chase Bank NA
(HUF)          (631,349,261)   USD                    2,261,881   JP Morgan          5/25/16         (26,784)
Hungarian                                                         Chase Bank NA
Forint
(NZD) New        (4,209,187)   USD                    2,795,270   JP Morgan          5/25/16        (110,395)
Zealand Dollar                                                    Chase Bank NA
USD              (2,907,433)   (NZD) New              4,205,102   JP Morgan          5/25/16          (4,588)
                               Zealand Dollar                     Chase Bank NA
(EUR) Euro       (1,860,215)   USD                    2,056,607   JP Morgan          5/25/16         (65,550)
                                                                  Chase Bank NA
(GBP) British      (213,821)   USD                      296,620   JP Morgan          5/3/16          (10,817)
Pound Sterling                                                    Chase Bank NA
(CHF) Swiss      (1,855,000)   USD                    1,874,684   JP Morgan          5/25/16         (62,188)
Franc                                                             Chase Bank NA
(CLP)          (636,370,000)   USD                      918,495   JP Morgan          5/25/16         (28,773)
Chilean Peso                                                      Chase Bank NA
USD              (1,499,069)   (IDR)             19,912,129,207   JP Morgan          5/23/16          (8,988)
                               Indonesian                         Chase Bank NA
                               Rupiah
--------------------------------------------------------------------------------------------------------------
Total                                                                                            $(1,726,202)
==============================================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 61

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

62 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2016.

-------------------------------------------------------------------------------------------------------------------
                                Derivative Assets   Derivatives      Non-Cash       Cash           Net Amount
                                Subject to Master   Available for    Collateral     Collateral     of Derivative
Counterparty                    Netting Agreement   Offset           Received (a)   Received (a)   Assets (b)
-------------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA                        $   84,167          $  (84,167)      $   --         $   --         $             --
Morgan Stanley
 Capital
 Services LLC                       97,034                  --           --             --                   97,034
Citibank NA                        169,015            (169,015)          --             --                       --
Goldman Sachs
 International                   1,008,800             (83,900)          --             --                  924,900
Barclays Bank Plc                  301,181             (47,871)          --             --                  253,310
Brown Brothers
 Harriman & Co.                     30,799             (11,601)          --             --                   19,198
-------------------------------------------------------------------------------------------------------------------
Total                           $1,690,996          $ (396,554)      $   --         $   --         $      1,294,442
===================================================================================================================


--------------------------------------------------------------------------------------------------------------
                             Derivative
                             Liabilities        Derivatives     Non-Cash     Cash             Net Amount
                             Subject to Master  Available for   Collateral   Collateral       of Derivative
Counterparty                 Netting Agreement  Offset          Pledged (a)  Pledged (a)      Liabilities (c)
--------------------------------------------------------------------------------------------------------------
JPMorgan Chase
 Bank NA                     $1,329,066         $  (84,167)     $   --       $ (1,244,899)    $          --
Morgan Stanley
 Capital
 Services LLC                        --                 --          --                 --                --
Citibank NA                     435,109           (169,015)         --                 --           266,094
Goldman Sachs
 International                   83,900            (83,900)         --                 --                --
Barclays Bank Plc                47,871            (47,871)         --                 --                --
Brown Brothers
 Harriman & Co.                  11,601            (11,601)         --                 --                --
--------------------------------------------------------------------------------------------------------------
Total                        $1,907,547         $ (396,554)     $   --       $ (1,244,899)    $     266,094
==============================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 63

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2016 was as follows:

------------------------------------------------------------------------------------------------------------
                                                                   Foreign
Statement of Assets and             Interest       Credit          Exchange       Equity         Commodity
Liabilities                         Rate Risk      Risk            Rate           Risk           Risk
------------------------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
   of forward foreign
   currency contracts               $       --     $        --     $  362,804     $        --    $   --
 Unrealized
   appreciation of
   swap contracts                           --       2,953,066             --              --        --
------------------------------------------------------------------------------------------------------------
 Total Value                        $       --     $ 2,953,066     $  362,804     $        --    $   --
============================================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts               $       --     $        --     $1,726,202     $        --    $   --
 Net unrealized
   depreciation on
   futures contracts                    29,618              --             --              --        --
 Unrealized depreciation
   of swap contracts                        --         181,345             --              --        --
 Written options                            --              --             --         189,040        --
------------------------------------------------------------------------------------------------------------
 Total Value                        $   29,618     $   181,345     $1,726,202     $   189,040    $   --
============================================================================================================

64 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended March 31, 2016 was as follows:

--------------------------------------------------------------------------------------------------------
                                                          Foreign
                             Interest      Credit         Exchange           Equity           Commodity
Statement of Operations      Rate Risk     Risk           Rate Risk          Risk             Risk
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
 Swap contracts              $         --  $ (4,618,782)  $             --   $           --   $   --
 Futures contracts                322,009            --                 --          614,371       --
 Written options                       --            --                 --        1,715,818       --
 Forward foreign
  currency contracts*                  --            --           (497,226)              --       --
--------------------------------------------------------------------------------------------------------
 Total Value                 $    322,009  $ (4,618,782)  $       (497,226)  $    2,330,189   $   --
========================================================================================================
Change in net
unrealized appreciation
(depreciation) on
 Swap contracts              $         --  $  4,927,828   $             --   $           --   $   --
 Futures contracts                415,773            --                 --          (96,323)      --
 Written options                       --            --                 --        3,555,921       --
 Forward foreign
  currency contracts*                  --            --         (1,471,182)              --       --
--------------------------------------------------------------------------------------------------------
 Total Value                 $    415,773  $  4,927,828   $     (1,471,182)  $    3,459,598   $   --
========================================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

8. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations.

As of March 31, 2016, the Fund had two bridge loan commitments worth $367,754, which could be extended at the option of the borrower, pursuant to the following loan agreement:

----------------------------------------------------------------------------------------------
                                                                                Unrealized
                                                                                Appreciation/
Loan                                         Principal   Cost        Value      (Depreciation)
----------------------------------------------------------------------------------------------
Charter Communications
 Operating Co.,
 Bridge Loan                                  51,486     $ 51,486    $ 51,486   $    --
CCO Holding Co., Bridge
 Loan                                        316,268      316,268     316,268        --
----------------------------------------------------------------------------------------------
 Total                                       367,754     $367,754    $367,754   $    --
==============================================================================================

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 65

9. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2016, the Fund had no borrowings under the credit facility.

10. Conversion of Class Z shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Pioneer funds were converted to Class Y shares.

66 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Dynamic Credit Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Dynamic Credit Fund, one of the portfolios constituting Pioneer Series Trust X, (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Dynamic Credit Fund as of March 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 24, 2016

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 67

ADDITIONAL INFORMATION (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a hold-ing company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 75.16%.

68 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 69

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2011.  Private investor (2004 - 2008 and 2013 -         Director, Broadridge Financial
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief       Solutions, Inc. (investor
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv,     communications and securities
                              is elected or        Inc. (technology products for securities         processing provider for
                              earlier retirement   lending industry); and Senior Executive Vice     financial services industry)
                              or removal.          President, The Bank of New York (financial and   (2009 - present); Director,
                                                   securities services) (1986 - 2004)               Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2011.  Managing Partner, Federal City Capital Advisors  Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -    Trust (publicly-traded mortgage
                              successor trustee    2004 and 2008 - present); Interim Chief          REIT) (2004 - 2009, 2012 -
                              is elected or        Executive Officer, Oxford Analytica, Inc.        present); Director of The Swiss
                              earlier retirement   (privately-held research and consulting          Helvetia Fund, Inc. (closed-end
                              or removal.          company) (2010); Executive Vice President and    fund) (2010 - present);
                                                   Chief Financial Officer, I-trax, Inc. (publicly  Director of Oxford Analytica,
                                                   traded health care services company) (2004 -     Inc. (2008 - present); and
                                                   2007); and Executive Vice President and Chief    Director of Enterprise
                                                   Financial Officer, Pedestal Inc. (internet-based Community Investment, Inc.
                                                   mortgage trading company) (2000 - 2002);         (privately-held affordable
                                                   Private consultant (1995-1997), Managing         housing finance company) (1985 -
                                                   Director, Lehman Brothers (investment banking    2010)
                                                   firm) (1992-1995); and Executive, The World Bank
                                                   (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2011.  William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)     Funds Investment Trust and
                              successor trustee                                                     Mellon Institutional Funds
                              is elected or                                                         Master Portfolio (oversaw 17
                              earlier retirement                                                    portfolios in fund complex)
                              or removal.                                                           (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2011.   Founding Director, Vice President and Corporate  None
Trustee                       Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee is  firm) (1982 - present); Desautels Faculty of
                              elected or earlier    Management, McGill University (1999 - present);
                              retirement or         and Manager of Research Operations and
                              removal.              Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2011.   President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                       Serves until a        Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                              successor trustee is  (1981 - present)                                 investment company) (2004 -
                              elected or earlier                                                     present); and Member, Board of
                              retirement or                                                          Governors, Investment Company
                              removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.   Consultant (investment company services) (2012   None
Trustee                       Serves until a        - present); Executive Vice President, BNY
                              successor trustee is  Mellon (financial and investment company
                              elected or earlier    services) (1969 - 2012); Director, BNY
                              retirement or         International Financing Corp. (financial
                              removal.              services) (2002 - 2012); and Director, Mellon
                                                    Overseas Investment Corp. (financial services)
                                                    (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 71

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since      None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee is 2010) of PIM-USA; Executive Vice President of
                              elected or earlier   Pioneer (since 2008); Executive Vice President
                              retirement or        of Pioneer Institutional Asset Management, Inc.
                              removal.             (since 2009); and Portfolio Manager of Pioneer
                                                  (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

72 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds         Trustee of Pioneer closed-end
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001    investment companies (5
                                                   - present); Vice President - International        portfolios) (Sept. 2015 -
                                                   Investments Group, American International         present)
                                                   Group, Inc. (insurance company) (1993 - 2001);
                                                   Vice President Corporate Finance and Treasury
                                                   Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                   1993); Vice President - Asset/Liability
                                                   Management Group, Federal Farm Funding
                                                   Corporation (government-sponsored issuer of
                                                   debt securities) (1988 - 1990); Mortgage
                                                   Strategies Group, Shearson Lehman Hutton, Inc.
                                                   (investment bank) (1987 - 1988); and Mortgage
                                                   Strategies Group, Drexel Burnham Lambert, Ltd.
                                                   (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 73

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer     Trustee of Pioneer closed-end
President and Chief           at the discretion of Investment Management-USA (since September        investment companies (5
Executive Officer             the Board.           2014); Chair, Director, CEO and President of      portfolios) (Sept. 2015 -
                                                   Pioneer Investment Management, Inc. (since        present)
                                                   September 2014); Chair, Director, CEO and
                                                   President of Pioneer Funds Distributor, Inc.
                                                   (since September 2014); Chair, Director, CEO
                                                   and President of Pioneer Institutional Asset
                                                   Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan
                                                   Stanley Investment Management (2010 - 2013);
                                                   and Director of Institutional Business, CEO of
                                                   International, Eaton Vance Management (2005 -
                                                   2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2011. Serves   Vice President and Associate General Counsel of   None
Secretary and Chief Legal     at the discretion of Pioneer since January 2008; Secretary and Chief
Officer                       the Board.           Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of
                                                   Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2011. Serves   Fund Governance Director of Pioneer since         None
Assistant Secretary           at the discretion of December 2006 and Assistant Secretary of all
                              the Board.           the Pioneer Funds since June 2010; Manager -
                                                   Fund Governance of Pioneer from December 2003
                                                   to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2011. Serves   Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary           at the discretion of Assistant Secretary of all the Pioneer Funds
                              the Board.           since June 2010; and Counsel of Pioneer from
                                                   June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2011. Serves   Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief Financial at the discretion of Treasurer of all of the Pioneer Funds since
and Accounting Officer        the Board.           March 2008; Deputy Treasurer of Pioneer from
                                                   March 2004 to February 2008; and Assistant
                                                   Treasurer of all of the Pioneer Funds from
                                                   March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2011. Serves   Director - Fund Treasury of Pioneer; and          None
Assistant Treasurer           at the discretion    Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2011. Serves   Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           at the discretion    Pioneer; and Assistant Treasurer of all of the
                              of the Board.        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2011. Serves   Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           at the discretion    Pioneer since November 2008; Assistant Treasurer
                              of the Board.        of all of the Pioneer Funds since January 2009;
                                                   and Client Service Manager - Institutional
                                                   Investor Services at State Street Bank from
                                                   March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2011. Serves   Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer      at the discretion    the Pioneer Funds since March 2010; Chief
                              of the Board.        Compliance Officer of Pioneer Institutional Asset
                                                   Management, Inc. since January 2012; Chief
                                                   Compliance Officer of Vanderbilt Capital
                                                   Advisors, LLC since July 2012: Director of
                                                   Adviser and Portfolio Compliance at Pioneer
                                                   since October 2005; and Senior Compliance Officer
                                                   for Columbia Management Advisers, Inc. from
                                                   October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2011. Serves   Director - Transfer Agency Compliance of Pioneer  None
Anti-Money Laundering Officer at the discretion    and Anti-Money Laundering Officer of all the
                              of the Board.        Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Dynamic Credit Fund | Annual Report | 3/31/16 75

                           This page for your notes.

76 Pioneer Dynamic Credit Fund | Annual Report | 3/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25667-04-0516

                       Pioneer Fundamental
                       Growth Fund

--------------------------------------------------------------------------------
                       Annual Report | March 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PIGFX
                       Class C     FUNCX
                       Class K     PFGKX
                       Class R     PFGRX
                       Class Y     FUNYX

                       [LOGO] PIONEER
                              Investments(R)
                     visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          22

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       39

Trustees, Officers and Service Providers                                      41

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 3

Portfolio Management Discussion | 3/31/16

The domestic equity market grew more volatile during the 12-month period ended March 31, 2016, as stock prices swung up and down with increasing frequency. Rising concerns about the global economy and falling commodity prices contributed to investor unease as the rate of corporate earnings growth slowed over the period's final months. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson and Mr. Cloonan, both senior vice presidents and portfolio managers at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended March 31, 2016?

A Pioneer Fundamental Growth Fund's Class A shares returned 4.00% at net asset value during the 12-month period ended March 31, 2016, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 2.52%. During the same period, the average return of the 663 mutual funds in Lipper's Large Cap Growth Funds category was -1.43%, and the average return of the 1,663 mutual funds in Morningstar's Large Growth Funds category was -2.37%.

Q How would you describe the investment environment for domestic stocks during the 12-month period ended March 31, 2016?

A Over the 12 months, persistent worries about slowing global economic growth trends, falling commodity prices, and rising geopolitical pressures competed for investors' attention against evidence of an improving employment situation as well as strong housing and auto sales in the United States. Early in the period, the domestic equity market was relatively stable, with stocks trading in a somewhat narrow range and displaying little of the price volatility that characterized trading in other asset classes. The backdrop for the equity market started changing in August 2015, however, with the announcement of the devaluation of the Chinese currency, the yuan, which signaled new evidence of economic weakening in China and perhaps in the broader emerging markets universe. The devaluation of the yuan was the initial catalyst that shook the stock market. At the same time, currency markets grew more volatile, new concerns arose about the danger of negative interest rates, and commodity prices - most notably those of oil and metals - declined further. In that unsettled atmosphere, the US dollar (USD) gained

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 new strength as investors came to view it as the safest currency. The USD's rally, in turn, had negative implications for US corporations that derive significant revenues and profits from overseas markets.

     In October 2015, the US stock market began to recover again, as investors anticipated that the US Federal Reserve (the Fed) was much less likely to tighten monetary policy aggressively after opting not to raise interest rates at the September FOMC (Federal Open Market Committee) meeting. Worries about the contagion effects of economic weakness overseas and the Fed's belief that the dangers of near-term wage and price inflation in the United States were not imminent drove the decision to delay interest-rate hikes.

     The market recovery continued through the end of 2015, and the Fed finally initiated a small rate increase of 0.25% in December 2015. However, January 2016 brought a sharp market reversal and stock values fell precipitously, due in part to concerns over a slowdown in corporate profit growth during the final two quarters of 2015. Once again, though, the stock market bounced back in late February and March 2016, the final weeks of the Fund's fiscal year, with positive news about the domestic job market, a modest recovery in oil prices, and signals that the Fed intended to act very cautiously with regard to raising interest rates during 2016 driving the rally.

     Over the full 12-month period, the Fund's benchmark, the Russell
     Index, produced a modestly positive return, although performance significantly diverged from one sector to another. Six of the 10 sectors in the Russell Index generated positive performance over the 12-month period, while four finished in negative territory. The top-performing sector in the Russell Index during the period was telecom services, followed by consumer staples and consumer discretionary stocks. The four sectors that finished in negative territory were energy (the worst by far), followed by health care, materials, and industrials, in descending order. The poor performance of the energy sector reflected the impact of falling oil/commodity prices in an era of rising supply. Materials and industrials stocks fell as demand in China and other emerging markets weakened. The disappointing performance of health care stocks came after a sustained period of strong outperformance by the sector. The main external factors behind the decline of health care stocks over the period were worries about drug prices coming under pressure in the future as a result of political controversies, and concerns that consolidation in the managed care insurance segment of the market could limit the pricing power of pharmaceutical and health care equipment companies.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 5

Q What were the principal factors affecting the Fund's performance relative to the benchmark Russell Index during the 12-month period ended March 31, 2016?

A The Fund outperformed the Russell Index over the full 12-month period, with stock selection results the main impetus behind the strong relative returns. Sector allocation decisions were a slight drag on benchmark-relative results, however, primarily because of the Fund's overweight in energy (the effects of which were counteracted by very strong security selection), and our emphasis on health care stocks. With regard to stock selection, the Fund's benchmark-relative results were most successful in information technology, followed by health care, consumer discretionary, and energy.

     As for individual positions, the Fund's shares of software company Microsoft provided the most support to benchmark-relative performance during the period, as the firm took advantage of the mass migration to cloud-based computing, while also benefiting from the popularity of its Office 365 system as well as increasing revenues from subscription-based services. Tobacco products company Reynolds America, technology company Alphabet (new corporate name of Google), coffee chain Starbucks, and hardware chain Home Depot were among other portfolio positions that contributed positively to the Fund's benchmark-relative returns. Reynolds America proved to be a popular stock because of its high dividend*, which has been repeatedly increased at a time when consolidation within the industry promised to lead to greater pricing power. Alphabet showed strong earnings growth over the second half of 2015; Starbucks grew its profits from rising revenues as it expanded both its beverage and food products; and Home Depot executed very well in a positive environment supported by growth in both housing construction and remodeling activity.

     On the negative side within stock selection, the largest detractors from the Fund's benchmark-relative results came from our decisions not to own the shares of several high-valuation stocks, which fared well during the period. Among the Fund's holdings, industrials companies Cummins and United Technologies underperformed during the period and held back relative returns, as the slowdown in demand from China hurt both companies. Cummins, an engine manufacturer, also struggled due to cyclical pressures on large truck sales in the United States. We sold the Fund's position in Cummins, but retained an investment in United Technologies, as we believe the company has the potential to recover more quickly.

*    Dividends are not guaranteed.

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Q Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2016?

A    No, the Fund did not invest in any derivatives during the period.

Q    What is your investment outlook?

A While we are cautious overall, we think stocks of the types of better-quality large-cap companies that we favor owning in the portfolio should continue to offer investment opportunity. We also believe US corporate earnings may improve over the course of the current year. Recent weakening of the USD should boost overseas earnings of US multinationals, and commodity prices appear to have stabilized, or even rebounded.

     To be sure, the market is not without some risk, and we believe volatility is likely to continue to be higher than in recent years. Over the long term, we believe continued pressure on commodity prices, the overall strength of the USD, slowing economic growth in the emerging markets, and weakness in the industrials sector may result in corporate earnings growing modestly, at best. In addition, we think that the Fed remains committed to increasing short-term interest rates at least once in 2016 in an effort to stem the rise of any inflationary pressures -- unless there is clear evidence of a slowdown in the domestic economy. We also believe the combination of the current interest-rate outlook, the presence of geopolitical risks, and the fact that we are in a US presidential election year will likely lead to further volatility in the equity market.

     Despite underperformance by health care stocks over the past year, we continue to favor the sector in the Fund's portfolio due to the longer-term growth in health care spending and the continued creation of innovative new products, despite some concerns over pricing. We think consumer staples stocks also should do relatively well because of the more resilient cash flows of companies in the sector. In particular, we favor the growing snack foods group as well as tobacco companies.

     We think reasonably priced stocks of what we believe to be better-quality large-cap companies should continue to perform well because of the ability of those companies to sustain profitability and improve earnings in different economic environments.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 7

Please refer to the Schedule of Investments on pages 18-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Portfolio Summary | 3/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.3%
International Common Stocks                                                 2.6%
U.S. Government Securities                                                  1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.7%
Consumer Discretionary                                                     19.3%
Health Care                                                                18.6%
Consumer Staples                                                           16.8%
Industrials                                                                 9.0%
Financials                                                                  3.5%
Materials                                                                   2.9%
Energy                                                                      2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            6.04%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        5.10
--------------------------------------------------------------------------------
 3. The Home Depot, Inc.                                                   4.48
--------------------------------------------------------------------------------
 4. MasterCard, Inc.                                                       4.43
--------------------------------------------------------------------------------
 5. CVS Health Corp.                                                       4.25
--------------------------------------------------------------------------------
 6. Alphabet, Inc.                                                         3.49
--------------------------------------------------------------------------------
 7. 3M Co.                                                                 3.49
--------------------------------------------------------------------------------
 8. Thermo Fisher Scientific, Inc.                                         3.40
--------------------------------------------------------------------------------
 9. Reynolds American, Inc.                                                3.38
--------------------------------------------------------------------------------
10. PepsiCo, Inc.                                                          3.31
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                     Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 9

Prices and Distributions | 3/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    3/31/16                         3/31/15
--------------------------------------------------------------------------------
          A                        $19.00                          $19.06
--------------------------------------------------------------------------------
          C                        $17.63                          $17.81
--------------------------------------------------------------------------------
          K                        $19.00                          $19.05
--------------------------------------------------------------------------------
          R                        $18.76                          $18.86
--------------------------------------------------------------------------------
          Y                        $19.15                          $19.20
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-3/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term          Long-Term
         Class         Dividends          Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A            $0.0543              $0.0120            $0.7676
--------------------------------------------------------------------------------
           C            $    --              $0.0120            $0.7676
--------------------------------------------------------------------------------
           K            $0.1246              $0.0120            $0.7676
--------------------------------------------------------------------------------
           R            $0.0306              $0.0120            $0.7676
--------------------------------------------------------------------------------
           Y            $0.1064              $0.0120            $0.7676
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                  Net                Public           Russell
                                  Asset              Offering         1000
                                  Value              Price            Growth
Period                            (NAV)              (POP)            Index
--------------------------------------------------------------------------------
10 Years                           8.68%              8.04%            8.28%
5 Years                           13.28              11.96            12.38
1 Year                             4.00              -1.97             2.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                  Gross              Net
--------------------------------------------------------------------------------
                                  1.13%              1.09%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fundamental  Russell 1000
                    Growth Fund          Growth Index
3/06                $ 9,425              $10,000
3/07                $ 9,935              $10,706
3/08                $10,172              $10,626
3/09                $ 7,431              $ 6,983
3/10                $10,440              $10,457
3/11                $11,613              $12,366
3/12                $13,337              $13,729
3/13                $14,622              $15,114
3/14                $17,716              $18,623
3/15                $20,834              $21,619
3/16                $21,667              $22,163

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 11

Performance Update | 3/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                                      Russell
                                                                      1000
                                  If                 If               Growth
Period                            Held               Redeemed         Index
--------------------------------------------------------------------------------
10 Years                           7.84%              7.84%            8.28%
5 Years                           12.47              12.47            12.38
1 Year                             3.29               3.29             2.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fundamental    Russell 1000
                    Growth Fund            Growth Index
3/06                $10,000                $10,000
3/07                $10,450                $10,706
3/08                $10,608                $10,626
3/09                $ 7,690                $ 6,983
3/10                $10,712                $10,457
3/11                $11,818                $12,366
3/12                $13,471                $13,729
3/13                $14,652                $15,114
3/14                $17,625                $18,623
3/15                $20,587                $21,619
3/16                $21,265                $22,163

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                  Net              Russell
                                  Asset            1000
                                  Value            Growth
Period                            (NAV)            Index
--------------------------------------------------------------------------------
10 Years                           8.83%            8.28%
5 Years                           13.59            12.38
1 Year                             4.43             2.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.69%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Fundamental      Russell 1000
                Growth Fund              Growth Index
3/06            $10,000                  $10,000
3/07            $10,541                  $10,706
3/08            $10,793                  $10,626
3/09            $ 7,884                  $ 6,983
3/10            $11,077                  $10,457
3/11            $12,322                  $12,366
3/12            $14,150                  $13,729
3/13            $15,534                  $15,114
3/14            $18,892                  $18,623
3/15            $22,313                  $21,619
3/16            $23,301                  $22,163

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 13

Performance Update | 3/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                  Net              Russell
                                  Asset            1000
                                  Value            Growth
Period                            (NAV)            Index
--------------------------------------------------------------------------------
10 Years                           8.55%            8.28%
5 Years                           13.02            12.38
1 Year                             3.70             2.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                  Gross              Net
--------------------------------------------------------------------------------
                                  1.52%              1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fundamental           Russell 1000
                    Growth Fund                   Growth Index
3/06                $10,000                       $10,000
3/07                $10,541                       $10,706
3/08                $10,793                       $10,626
3/09                $ 7,884                       $ 6,983
3/10                $11,077                       $10,457
3/11                $12,322                       $12,366
3/12                $14,150                       $13,729
3/13                $15,469                       $15,114
3/14                $18,692                       $18,623
3/15                $21,912                       $21,619
3/16                $22,723                       $22,163

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through August 1, 2016, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                  Net              Russell
                                  Asset            1000
                                  Value            Growth
Period                            (NAV)            Index
--------------------------------------------------------------------------------
10 Years                           8.95%            8.28%
5 Years                           13.64            12.38
1 Year                             4.29             2.52
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Fundamental      Russell 1000
                Growth Fund              Growth Index
3/06            $ 5,000,000              $ 5,000,000
3/07            $ 5,270,455              $ 5,352,885
3/08            $ 5,396,330              $ 5,312,832
3/09            $ 3,942,240              $ 3,491,380
3/10            $ 5,558,268              $ 5,228,390
3/11            $ 6,216,144              $ 6,182,857
3/12            $ 7,166,464              $ 6,864,481
3/13            $ 7,882,482              $ 7,556,927
3/14            $ 9,572,565              $ 9,311,551
3/15            $11,293,903              $10,809,655
3/16            $11,778,996              $11,081,729

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class Y shares for the period prior to the commencement of operations of Class Y shares on April 8, 2009, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning April 8, 2009, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2015, through March 31, 2016.

-----------------------------------------------------------------------------------------------------
Share Class                    A              C                K                 R              Y
-----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00     $1,000.00        $1,000.00          $1,000.00      $1,000.00
Value on 10/1/15
-----------------------------------------------------------------------------------------------------
Ending Account             $1,075.60     $1,072.03        $1,077.71          $1,074.05      $1,077.15
Value (after expenses)
on 3/31/16
-----------------------------------------------------------------------------------------------------
Expenses Paid              $    5.66     $    9.17        $    3.48          $    7.26      $    4.10
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.77%, 0.67%, 1.40% and 0.79% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2015, through March 31, 2016.

----------------------------------------------------------------------------------------------------
Share Class                    A              C                K                 R              Y
----------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00       $1,000.00        $1,000.00        $1,000.00      $1,000.00
Value on 10/1/15
----------------------------------------------------------------------------------------------------
Ending Account            $1,019.55       $1,016.15        $1,021.65        $1,018.00      $1,021.05
Value (after expenses)
on 3/31/16
----------------------------------------------------------------------------------------------------
Expenses Paid             $    5.50       $    8.92        $    3.39        $    7.06      $    3.99
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.09%, 1.77%, 0.67%, 1.40% and 0.79% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 17

Schedule of Investments | 3/31/16

---------------------------------------------------------------------------------------
 Shares                                                                   Value
---------------------------------------------------------------------------------------
              COMMON STOCKS -- 96.7%
              ENERGY -- 1.8%
              Oil & Gas Equipment & Services -- 1.0%
  485,665     Schlumberger, Ltd.                                          $  35,817,794
---------------------------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 0.8%
1,325,826     Cabot Oil & Gas Corp.                                       $  30,109,508
                                                                          -------------
              Total Energy                                                $  65,927,302
---------------------------------------------------------------------------------------
              MATERIALS -- 2.9%
              Specialty Chemicals -- 2.9%
  521,879     Ecolab, Inc.                                                $  58,199,946
  391,463     International Flavors & Fragrances, Inc.                       44,536,746
                                                                          -------------
                                                                          $ 102,736,692
                                                                          -------------
              Total Materials                                             $ 102,736,692
---------------------------------------------------------------------------------------
              CAPITAL GOODS -- 6.9%
              Aerospace & Defense -- 3.5%
  624,268     Raytheon Co.                                                $  76,553,985
  463,551     United Technologies Corp.                                      46,401,455
                                                                          -------------
                                                                          $ 122,955,440
---------------------------------------------------------------------------------------
              Industrial Conglomerates -- 3.4%
  728,020     3M Co.                                                      $ 121,309,973
                                                                          -------------
              Total Capital Goods                                         $ 244,265,413
---------------------------------------------------------------------------------------
              TRANSPORTATION -- 1.9%
              Air Freight & Logistics -- 1.9%
  656,665     United Parcel Service, Inc. (Class B)                       $  69,258,458
                                                                          -------------
              Total Transportation                                        $  69,258,458
---------------------------------------------------------------------------------------
              CONSUMER DURABLES & APPAREL -- 1.8%
              Footwear -- 1.8%
1,036,400     NIKE, Inc. (Class B)                                        $  63,707,508
                                                                          -------------
              Total Consumer Durables & Apparel                           $  63,707,508
---------------------------------------------------------------------------------------
              CONSUMER SERVICES -- 3.1%
              Restaurants -- 3.1%
1,858,371     Starbucks Corp.                                             $ 110,944,749
                                                                          -------------
              Total Consumer Services                                     $ 110,944,749
---------------------------------------------------------------------------------------
              MEDIA -- 5.5%
              Movies & Entertainment -- 5.5%
1,114,820     The Walt Disney Co.                                         $ 110,712,774
1,166,559     Time Warner, Inc.                                              84,633,855
                                                                          -------------
                                                                          $ 195,346,629
                                                                          -------------
              Total Media                                                 $ 195,346,629
---------------------------------------------------------------------------------------
              RETAILING -- 8.5%
              Apparel Retail -- 2.2%
1,379,054     Ross Stores, Inc.                                           $  79,847,227
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------
 Shares                                                                   Value
---------------------------------------------------------------------------------------
              Home Improvement Retail -- 4.4%
1,167,384     The Home Depot, Inc.                                        $ 155,764,047
---------------------------------------------------------------------------------------
              Automotive Retail -- 1.9%
  246,459     O'Reilly Automotive, Inc.*                                  $  67,445,970
                                                                          -------------
              Total Retailing                                             $ 303,057,244
---------------------------------------------------------------------------------------
              FOOD & STAPLES RETAILING -- 4.1%
              Drug Retail -- 4.1%
1,426,411     CVS Health Corp.                                            $ 147,961,613
                                                                          -------------
              Total Food & Staples Retailing                              $ 147,961,613
---------------------------------------------------------------------------------------
              FOOD, BEVERAGE & TOBACCO -- 7.9%
              Soft Drinks -- 3.3%
1,123,055     PepsiCo., Inc.                                              $ 115,090,676
---------------------------------------------------------------------------------------
              Packaged Foods & Meats -- 1.3%
  513,449     The Hershey Co.                                             $  47,283,518
---------------------------------------------------------------------------------------
              Tobacco -- 3.3%
2,334,860     Reynolds American, Inc.                                     $ 117,466,807
                                                                          -------------
              Total Food, Beverage & Tobacco                              $ 279,841,001
---------------------------------------------------------------------------------------
              HOUSEHOLD & PERSONAL PRODUCTS -- 4.5%
              Household Products -- 3.2%
1,003,680     Colgate-Palmolive Co.                                       $  70,909,992
  325,406     Kimberly-Clark Corp.                                           43,770,361
                                                                          -------------
                                                                          $ 114,680,353
---------------------------------------------------------------------------------------
              Personal Products -- 1.3%
  469,445     The Estee Lauder Companies, Inc.                            $  44,273,358
                                                                          -------------
              Total Household & Personal Products                         $ 158,953,711
---------------------------------------------------------------------------------------
              HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
              Health Care Equipment -- 3.7%
  708,024     Edwards Lifesciences Corp.*                                 $  62,454,797
  942,893     Medtronic Plc                                                  70,716,975
                                                                          -------------
                                                                          $ 133,171,772
                                                                          -------------
              Total Health Care Equipment & Services                      $ 133,171,772
---------------------------------------------------------------------------------------
              PHARMACEUTICALS, BIOTECHNOLOGY &
              LIFE SCIENCES -- 14.5%
              Biotechnology -- 6.7%
1,053,787     Celgene Corp.*                                              $ 105,473,541
1,233,910     Gilead Sciences, Inc.*                                        113,346,973
  241,104     Vertex Pharmaceuticals, Inc.*                                  19,165,357
                                                                          -------------
                                                                          $ 237,985,871
---------------------------------------------------------------------------------------
              Pharmaceuticals -- 4.5%
  344,324     Allergan Plc                                                $  92,289,162
  617,875     Johnson & Johnson                                              66,854,075
                                                                          -------------
                                                                          $ 159,143,237
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 19

----------------------------------------------------------------------------------------
 Shares                                                                   Value
----------------------------------------------------------------------------------------
              Life Sciences Tools & Services -- 3.3%
  835,534     Thermo Fisher Scientific, Inc.                              $  118,303,259
                                                                          --------------
              Total Pharmaceuticals, Biotechnology & Life Sciences        $  515,432,367
----------------------------------------------------------------------------------------
              DIVERSIFIED FINANCIALS -- 2.5%
              Specialized Finance -- 2.5%
  380,715     Intercontinental Exchange, Inc.                             $   89,521,325
                                                                          --------------
              Total Diversified Financials                                $   89,521,325
----------------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 16.9%
              Internet Software & Services -- 5.6%
  104,891     Alphabet, Inc. (Class A)                                    $   80,021,344
  162,882     Alphabet, Inc. (Class C)                                       121,338,946
                                                                          --------------
                                                                          $  201,360,290
----------------------------------------------------------------------------------------
              IT Consulting & Other Services -- 2.0%
1,125,589     Cognizant Technology Solutions Corp.*                       $   70,574,430
----------------------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 4.3%
1,630,823     MasterCard, Inc.                                            $  154,112,774
----------------------------------------------------------------------------------------
              Systems Software -- 5.0%
3,212,903     Microsoft Corp.                                             $  177,448,633
                                                                          --------------
              Total Software & Services                                   $  603,496,127
----------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
              Computer Storage & Peripherals -- 8.4%
1,929,000     Apple, Inc.                                                 $  210,241,708
3,302,425     EMC Corp.                                                       88,009,626
                                                                          --------------
                                                                          $  298,251,334
                                                                          --------------
              Total Technology Hardware & Equipment                       $  298,251,334
----------------------------------------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
              EQUIPMENT -- 1.8%
              Semiconductors -- 1.8%
1,065,006     Analog Devices, Inc.                                        $   63,037,705
                                                                          --------------
              Total Semiconductors & Semiconductor Equipment              $   63,037,705
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $2,708,949,707)                                       $3,444,910,950
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

----------------------------------------------------------------------------------------
Principal
Amount ($)                                                                Value
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.0%
34,900,000    U.S. Treasury Bills, 4/28/16 (b)                            $   34,895,498
----------------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $34,894,857)                                          $   34,895,498
----------------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 97.7%
              (Cost $2,743,844,564) (a)                                   $3,479,806,448
----------------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 2.3%                          $   82,128,956
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                                  $3,561,935,404
========================================================================================

*    Non-income producing security.

(a) At March 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,746,859,640 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
         there is an excess of value over tax cost                            $  761,351,778

       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value                               (28,404,970)
                                                                              --------------
       Net unrealized appreciation                                            $  732,946,808
                                                                              ==============

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2016, aggregated $1,384,912,872 and $375,507,313, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------
                       Level 1           Level 2         Level 3     Total
-----------------------------------------------------------------------------------
Common Stocks          $3,444,910,950    $         --    $ --        $3,444,910,950
U.S. Government And
 Agency Obligations                --      34,895,498      --            34,895,498
-----------------------------------------------------------------------------------
Total                  $3,444,910,950    $ 34,895,498    $ --        $3,479,806,448
===================================================================================

During the year ended March 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 21

Statement of Assets and Liabilities | 3/31/16

ASSETS:
  Investment in securities (cost $2,743,844,564)                    $3,479,806,448
  Cash                                                                  78,482,741
  Receivables --
     Investment securities sold                                          4,157,325
     Fund shares sold                                                   36,721,190
     Dividends                                                           2,576,666
  Due from Pioneer Investment Management, Inc.                               8,763
  Other assets                                                             118,715
-----------------------------------------------------------------------------------
         Total assets                                               $3,601,871,848
-----------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                               $   32,623,902
      Fund shares repurchased                                            6,283,250
   Due to affiliates                                                       848,107
   Accrued expenses                                                        181,185
-----------------------------------------------------------------------------------
         Total liabilities                                          $   39,936,444
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                   $2,833,039,237
  Undistributed net investment income                                    3,952,570
  Accumulated net realized loss on investments                         (11,018,287)
  Net unrealized appreciation on investments                           735,961,884
-----------------------------------------------------------------------------------
         Total net assets                                           $3,561,935,404
-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $992,927,254/52,257,928 shares)                $        19.00
   Class C (based on $356,675,084/20,232,737 shares)                $        17.63
   Class K (based on $131,812,807/6,936,778 shares)                 $        19.00
   Class R (based on $79,518,542/4,238,432 shares)                  $        18.76
   Class Y (based on $2,001,001,717/104,484,427 shares)             $        19.15
MAXIMUM OFFERING PRICE:
   Class A ($19.00 (divided by) 94.25%)                             $        20.16
===================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Statement of Operations

For the Year Ended 3/31/16

INVESTMENT INCOME:
  Interest                                                             $    72,471
  Dividends                                                             42,259,750
-------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 42,332,221
=================================================================================================
EXPENSES:
  Management fees                                                      $17,658,893
  Transfer agent fees
     Class A                                                               203,645
     Class C                                                                36,584
     Class K                                                                 3,105
     Class R                                                                 8,187
     Class Y                                                                49,833
     Class Z*                                                                  252
  Distribution fees
     Class A                                                             2,172,271
     Class C                                                             2,831,483
     Class R                                                               263,213
  Shareholder communications expense                                     3,623,465
  Administrative expense                                                   869,298
  Custodian fees                                                            33,506
  Registration fees                                                        197,779
  Professional fees                                                        133,917
  Printing expense                                                          45,223
  Fees and expenses of nonaffiliated Trustees                              126,183
  Miscellaneous                                                             94,117
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $ 28,350,954
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                         (216,564)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                   $ 28,134,390
-------------------------------------------------------------------------------------------------
         Net investment income                                                      $ 14,197,831
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                           $  9,980,418
  Change in net unrealized appreciation (depreciation) on investments               $101,973,450
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $111,953,868
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $126,151,699
=================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            3/31/16           3/31/15
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $   14,197,831    $    9,125,781
Net realized gain (loss) on investments                          9,980,418       125,298,386
Change in net unrealized appreciation (depreciation)
  on investments                                               101,973,450       181,601,642
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  126,151,699    $  316,025,809
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.05 and $0.05 per share, respectively)     $   (2,669,945)   $   (1,878,797)
      Class K ($0.12 and $0.12 per share, respectively)           (727,413)         (269,640)
      Class R ($0.03 and $0.00 per share, respectively)           (104,862)               --
      Class Y ($0.11 and $0.10 per share, respectively)         (9,253,189)       (5,956,917)
      Class Z* ($0.00 and $0.08 per share, respectively)                --           (11,941)
Net realized gain:
      Class A ($0.78 and $0.47 per share, respectively)        (35,186,557)      (17,853,702)
      Class C ($0.78 and $0.47 per share, respectively)        (12,456,231)       (5,512,482)
      Class K ($0.78 and $0.47 per share, respectively)         (4,433,100)       (1,078,395)
      Class R ($0.78 and $0.47 per share, respectively)         (2,395,330)         (835,064)
      Class Y ($0.78 and $0.47 per share, respectively)        (63,735,165)      (26,141,183)
      Class Z* ($0.00 and $0.47 per share, respectively)                --           (65,055)
---------------------------------------------------------------------------------------------
           Total distributions to shareowners               $ (130,961,792)   $  (59,603,176)
=============================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $1,753,884,150    $  991,290,489
Reinvestment of distributions                                  115,858,316        52,453,024
Cost of shares repurchased                                    (747,731,248)     (593,937,145)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                           $1,122,011,218    $  449,806,368
---------------------------------------------------------------------------------------------
      Net increase in net assets                            $1,117,201,125    $  706,229,001
NET ASSETS:
Beginning of year                                            2,444,734,279     1,738,505,278
---------------------------------------------------------------------------------------------
End of year                                                 $3,561,935,404    $2,444,734,279
---------------------------------------------------------------------------------------------
Undistributed net investment income                         $    3,952,570    $    2,791,211
============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------
                                        Year Ended       Year Ended            Year Ended        Year Ended
                                        3/31/16          3/31/16               3/31/15           3/31/15
                                        Shares           Amount                Shares            Amount
---------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              23,003,470      $    435,979,169        15,036,362      $ 274,201,233
Reinvestment of distributions             1,750,351            33,835,338           937,391         17,489,419
Less shares repurchased                 (14,297,823)         (271,236,947)      (12,861,620)      (231,236,932)
---------------------------------------------------------------------------------------------------------------
      Net increase                       10,455,998      $    198,577,560         3,112,133      $  60,453,720
===============================================================================================================
Class B*
Shares sold or exchanged                         --      $             --            36,067      $     587,911
Reinvestment of distributions                    --                    --                --                 --
Less shares repurchased                          --                    --          (237,960)        (4,042,482)
---------------------------------------------------------------------------------------------------------------
      Net decrease                               --      $             --          (201,893)     $  (3,454,571)
===============================================================================================================
Class C
Shares sold                               8,598,180      $    151,496,282         4,493,019      $  77,274,336
Reinvestment of distributions               561,864            10,079,840           246,472          4,293,542
Less shares repurchased                  (2,775,699)          (48,911,523)       (2,038,629)       (34,334,848)
---------------------------------------------------------------------------------------------------------------
      Net increase                        6,384,345      $    112,664,599         2,700,862      $  47,233,030
===============================================================================================================
Class K
Shares sold                               3,072,202      $     57,993,315         3,621,619      $  67,520,968
Reinvestment of distributions               181,277             3,506,305            72,149          1,348,035
Less shares repurchased                  (1,412,076)          (27,182,315)         (491,338)        (8,895,211)
---------------------------------------------------------------------------------------------------------------
      Net increase                        1,841,403      $     34,317,305         3,202,430      $  59,973,792
===============================================================================================================
Class R
Shares sold                               2,856,682      $     53,709,457         1,235,064      $  22,131,079
Reinvestment of distributions                90,416             1,726,047            38,654            712,401
Less shares repurchased                    (685,360)          (12,873,092)       (1,763,621)       (31,500,220)
---------------------------------------------------------------------------------------------------------------
      Net increase (decrease)             2,261,738      $     42,562,412          (489,903)     $  (8,656,740)
===============================================================================================================
Class Y
Shares sold                              55,314,333      $  1,052,078,724        29,577,154      $ 547,481,140
Reinvestment of distributions             3,422,765            66,710,786         1,516,299         28,532,632
Less shares repurchased                 (20,079,685)         (381,189,190)      (15,515,618)      (283,571,107)
---------------------------------------------------------------------------------------------------------------
      Net increase                       38,657,413      $    737,600,320        15,577,835      $ 292,442,665
===============================================================================================================
Class Z**
Shares sold or exchanged                    136,232      $      2,627,203           115,242      $   2,093,822
Reinvestment of distributions                    --                    --             4,127             76,995
Less shares repurchased                    (320,712)           (6,338,181)          (19,275)          (356,345)
---------------------------------------------------------------------------------------------------------------
      Net increase (decrease)              (184,480)     $     (3,710,978)          100,094      $   1,814,472
===============================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year        Year        Year        Year
                                                                 Ended         Ended       Ended       Ended       Ended
                                                                 3/31/16       3/31/15     3/31/14     3/31/13     3/31/12
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  19.06      $  16.66    $  14.33    $  13.23    $  11.86
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.07(a)   $   0.06    $   0.06    $   0.07    $   0.02
   Net realized and unrealized gain (loss) on investments            0.70          2.86        2.95        1.20        1.68
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.77      $   2.92    $   3.01    $   1.27    $   1.70
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $  (0.05)     $  (0.05)   $  (0.06)   $  (0.06)   $  (0.03)
   Net realized gain                                                (0.78)        (0.47)      (0.62)      (0.11)      (0.30)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.83)     $  (0.52)   $  (0.68)   $  (0.17)   $  (0.33)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.06)     $   2.40    $   2.33    $   1.10    $   1.37
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  19.00      $  19.06    $  16.66    $  14.33    $  13.23
==============================================================================================================================
Total return*                                                        4.00%        17.60%      21.16%       9.64%      14.84%
Ratio of net expenses to average net assets                          1.09%         1.09%       1.08%       1.09%       1.19%
Ratio of net investment income (loss) to average net assets          0.38%         0.38%       0.46%       0.54%       0.28%
Portfolio turnover rate                                                13%           12%         21%         28%         16%
Net assets, end of period (in thousands)                         $992,927      $796,689    $644,527    $436,682    $346,987
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                              1.11%         1.13%       1.13%       1.20%       1.19%
   Net investment income (loss) to average net assets                0.36%         0.34%       0.41%       0.43%       0.28%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year              Year         Year         Year         Year
                                                             Ended             Ended        Ended        Ended        Ended
                                                             3/31/16           3/31/15      3/31/14      3/31/13      3/31/12
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   17.81         $   15.66    $   13.55    $ 12.57      $  11.34
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   (0.05)(a)(b)  $   (0.03)   $   (0.04)   $ (0.02)(a)  $  (0.04)
   Net realized and unrealized gain (loss) on investments         0.65              2.65         2.77       1.12          1.57
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    0.60         $    2.62    $    2.73    $  1.10      $   1.53
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $      --         $      --    $      --    $ (0.01)     $     --
   Net realized gain                                             (0.78)            (0.47)       (0.62)     (0.11)        (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $   (0.78)        $   (0.47)   $   (0.62)   $ (0.12)     $  (0.30)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   (0.18)        $    2.15    $    2.11    $  0.98      $   1.23
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   17.63         $   17.81    $   15.66    $ 13.55      $  12.57
=================================================================================================================================
Total return*                                                     3.29%            16.81%       20.29%      8.77%        13.98%
Ratio of net expenses to average net assets                       1.77%             1.79%        1.83%      1.91%         1.96%
Ratio of net investment income (loss) to average net assets      (0.29)%           (0.32)%      (0.28)%    (0.23)%       (0.50)%
Portfolio turnover rate                                             13%               12%          21%        28%           16%
Net assets, end of period (in thousands)                     $ 356,675         $ 246,593    $ 174,565    $89,299      $ 33,880
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 27

-----------------------------------------------------------------------------------------------------------------------
                                                                  Year           Year        Year
                                                                  Ended          Ended       Ended       12/20/12 to
                                                                  3/31/16        3/31/15     3/31/14     3/31/13
-----------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                              $  19.05       $ 16.64     $ 14.30     $ 13.37
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.15(c)    $  0.16     $  0.06     $  0.03
   Net realized and unrealized gain (loss) on investments             0.70          2.84        3.01        1.00
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.85       $  3.00     $  3.07     $  1.03
-----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $  (0.12)      $ (0.12)    $ (0.11)    $ (0.10)
   Net realized gain                                                 (0.78)        (0.47)      (0.62)         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                               $  (0.90)      $ (0.59)    $ (0.73)    $ (0.10)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  (0.05)      $  2.41     $  2.34     $  0.93
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  19.00       $ 19.05     $ 16.64     $ 14.30
=======================================================================================================================
Total return*                                                         4.43%        18.11%      21.61%       7.77%(a)(b)
Ratio of net expenses to average net assets                           0.67%         0.69%       0.71%       0.77%**
Ratio of net investment income (loss) to average net assets           0.80%         0.81%       0.85%       0.77%**
Portfolio turnover rate                                                 13%           12%         21%         28%
Net assets, end of period (in thousands)                          $131,813       $97,063     $31,501     $    11
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 7.74%.

(b)  Not annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

---------------------------------------------------------------------------------------------------------------------------
                                                                         Year        Year          Year
                                                                         Ended       Ended         Ended     4/2/12 to
                                                                         3/31/16     3/31/15       3/31/14   3/31/13
---------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                     $ 18.86     $  16.50      $ 14.25   $ 13.34
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                          $  0.02(d)  $  (0.00)(c)  $  0.01   $  0.06
   Net realized and unrealized gain (loss) on investments                   0.69         2.83         2.94      1.05
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  0.71     $   2.83      $  2.95   $  1.11
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                 $ (0.03)    $     --      $ (0.08)  $ (0.09)
   Net realized gain                                                       (0.78)       (0.47)       (0.62)    (0.11)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (0.81)    $  (0.47)     $ (0.70)  $ (0.20)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $ (0.10)    $   2.36      $  2.25   $  0.91
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 18.76     $  18.86      $ 16.50   $ 14.25
===========================================================================================================================
Total return*                                                               3.70%       17.23%       20.84%     8.42%(a)(b)
Ratio of net expenses to average net assets                                 1.40%        1.40%        1.39%     1.40%**
Ratio of net investment income (loss) to average net assets                 0.10%        0.05%        0.18%     0.27%**
Portfolio turnover rate                                                       13%          12%          21%       28%
Net assets, end of period (in thousands)                                 $79,519     $ 37,285      $40,703   $ 2,437
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                     1.43%        1.52%        1.39%     1.45%**
   Net investment income (loss) to average net assets                       0.07%       (0.07)%       0.18%     0.21%**
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 8.41%.

(b) Not annualized.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 29

---------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year         Year       Year          Year
                                                             Ended          Ended        Ended      Ended         Ended
                                                             3/31/16        3/31/15      3/31/14    3/31/13       3/31/12
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    19.20     $    16.77   $  14.41   $  13.30      $  11.91
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.13(b)  $     0.10   $   0.10   $   0.10      $   0.07
   Net realized and unrealized gain (loss) on investments          0.71           2.90       2.97       1.22          1.69
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.84     $     3.00   $   3.07   $   1.32      $   1.76
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.11)    $    (0.10)  $  (0.09)  $  (0.10)     $  (0.07)
   Net realized gain                                              (0.78)         (0.47)     (0.62)     (0.11)        (0.30)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (0.89)    $    (0.57)  $  (0.71)  $  (0.21)     $  (0.37)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.05)    $     2.43   $   2.36   $   1.11      $   1.39
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    19.15     $    19.20   $  16.77   $  14.41      $  13.30
===========================================================================================================================
Total return*                                                      4.29%         17.98%     21.44%      9.99%(a)     15.29%
Ratio of net expenses to average net assets                        0.79%          0.80%      0.82%      0.81%         0.78%
Ratio of net investment income (loss) to average net assets        0.70%          0.68%      0.72%      0.85%         0.67%
Portfolio turnover rate                                              13%            12%        21%        28%           16%
Net assets, end of period (in thousands)                     $2,001,002     $1,263,594   $842,680   $558,383      $403,490
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended March 31, 2013, the total return would have been 9.96%.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Notes to Financial Statements | 3/31/16

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the Fund) is a series of Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 31

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

     At March 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2016, the Fund reclassified $281,063 to decrease undistributed net investment income and 281,063 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 33

     The Fund has elected to defer $7,236,288 of capital losses recognized between November 1, 2015, and March 31, 2016, to its fiscal year ending March 31, 2017.

     The tax character of distributions paid during the years ended March 31, 2016, and March 31, 2015, were as follows:

     ---------------------------------------------------------------------------
                                                          2016             2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $ 14,574,901     $  8,706,828
     Long-term capital gain                        116,386,891       50,896,348
     ---------------------------------------------------------------------------
          Total                                   $130,961,792     $ 59,603,176
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,185,647
     Current year late year loss                                     (7,236,288)
     Net unrealized appreciation                                    732,946,808
     ---------------------------------------------------------------------------
          Total                                                    $728,896,167
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $297,426 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2016.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 35 the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended March 31, 2016, the Fund had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended March 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.62% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R, and Class Y shares, respectively. Class C and Class K shares do not have an expense limitation. Fees waived and expenses reimbursed during the year ended March 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through August 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $119,386 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2016, such out-of-pocket expenses by class of shares were as follows:

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,479,028
Class C                                                                  256,074
Class K                                                                    3,000
Class R                                                                  128,371
Class Y                                                                1,754,971
Class Z                                                                    2,021
--------------------------------------------------------------------------------
   Total                                                              $3,623,465
================================================================================

Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $693,808 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at March 31, 2016.

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,913 in distribution fees payable to PFD at March 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 37 the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2016, CDSCs in the amount of $56,649 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2016, the Fund had no borrowings under the credit facility.

6. Conversion of Class B and Z Shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Fund were converted to Class A shares.

As of the close of business on August 7, 2015, all outstanding Class Z shares of the Fund were converted to Class Y shares.

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and
the Shareowners of Pioneer Fundamental Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fundamental Growth Fund, one of the funds constituting Pioneer Series Trust X, (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund as of March 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 24, 2016
                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 39

Additional Information (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

For the year ended March 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2016 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income and qualified short term gains were 0.00% and 11.93%, respectively.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 41

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2006.  Private investor (2004 - 2008 and 2013 -         Director, Broadridge Financial
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief       Solutions, Inc. (investor
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv,     communications and securities
                              is elected or        Inc. (technology products for securities         processing provider for
                              earlier retirement   lending industry); and Senior Executive Vice     financial services industry)
                              or removal.          President, The Bank of New York (financial and   (2009 - present); Director,
                                                   securities services) (1986 - 2004)               Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2005.  Managing Partner, Federal City Capital Advisors  Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -    Trust (publicly-traded mortgage
                              successor trustee    2004 and 2008 - present); Interim Chief          REIT) (2004 - 2009, 2012 -
                              is elected or        Executive Officer, Oxford Analytica, Inc.        present); Director of The Swiss
                              earlier retirement   (privately-held research and consulting          Helvetia Fund, Inc. (closed-end
                              or removal.          company) (2010); Executive Vice President and    fund) (2010 - present);
                                                   Chief Financial Officer, I-trax, Inc. (publicly  Director of Oxford Analytica,
                                                   traded health care services company) (2004 -     Inc. (2008 - present); and
                                                   2007); and Executive Vice President and Chief    Director of Enterprise
                                                   Financial Officer, Pedestal Inc. (internet-based Community Investment, Inc.
                                                   mortgage trading company) (2000 - 2002);         (privately-held affordable
                                                   Private consultant (1995-1997), Managing         housing finance company) (1985 -
                                                   Director, Lehman Brothers (investment banking    2010)
                                                   firm) (1992-1995); and Executive, The World Bank
                                                   (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)     Funds Investment Trust and
                              successor trustee                                                     Mellon Institutional Funds
                              is elected or                                                         Master Portfolio (oversaw 17
                              earlier retirement                                                    portfolios in fund complex)
                              or removal.                                                           (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2002.   Founding Director, Vice President and Corporate  None
Trustee                       Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee is  firm) (1982 - present); Desautels Faculty of
                              elected or earlier    Management, McGill University (1999 - present);
                              retirement or         and Manager of Research Operations and
                              removal.              Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2002.   President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                       Serves until a        Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                              successor trustee is  (1981 - present)                                 investment company) (2004 -
                              elected or earlier                                                     present); and Member, Board of
                              retirement or                                                          Governors, Investment Company
                              removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.   Consultant (investment company services) (2012   None
Trustee                       Serves until a        - present); Executive Vice President, BNY
                              successor trustee is  Mellon (financial and investment company
                              elected or earlier    services) (1969 - 2012); Director, BNY
                              retirement or         International Financing Corp. (financial
                              removal.              services) (2002 - 2012); and Director, Mellon
                                                    Overseas Investment Corp. (financial services)
                                                    (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 43

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since      None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee is 2010) of PIM-USA; Executive Vice President of
                              elected or earlier   Pioneer (since 2008); Executive Vice President
                              retirement or        of Pioneer Institutional Asset Management, Inc.
                              removal.             (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds         Trustee of Pioneer closed-end
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001    investment companies (5
                                                   - present); Vice President - International        portfolios) (Sept. 2015 -
                                                   Investments Group, American International         present)
                                                   Group, Inc. (insurance company) (1993 - 2001);
                                                   Vice President Corporate Finance and Treasury
                                                   Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                   1993); Vice President - Asset/Liability
                                                   Management Group, Federal Farm Funding
                                                   Corporation (government-sponsored issuer of
                                                   debt securities) (1988 - 1990); Mortgage
                                                   Strategies Group, Shearson Lehman Hutton, Inc.
                                                   (investment bank) (1987 - 1988); and Mortgage
                                                   Strategies Group, Drexel Burnham Lambert, Ltd.
                                                   (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 45

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer     Trustee of Pioneer closed-end
President and Chief           at the discretion of Investment Management-USA (since September        investment companies (5
Executive Officer             the Board.           2014); Chair, Director, CEO and President of      portfolios) (Sept. 2015 -
                                                   Pioneer Investment Management, Inc. (since        present)
                                                   September 2014); Chair, Director, CEO and
                                                   President of Pioneer Funds Distributor, Inc.
                                                   (since September 2014); Chair, Director, CEO
                                                   and President of Pioneer Institutional Asset
                                                   Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan
                                                   Stanley Investment Management (2010 - 2013);
                                                   and Director of Institutional Business, CEO of
                                                   International, Eaton Vance Management (2005 -
                                                   2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003. Serves   Vice President and Associate General Counsel of   None
Secretary and Chief Legal     at the discretion of Pioneer since January 2008; Secretary and Chief
Officer                       the Board.           Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of
                                                   Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves   Fund Governance Director of Pioneer since         None
Assistant Secretary           at the discretion of December 2006 and Assistant Secretary of all
                              the Board.           the Pioneer Funds since June 2010; Manager -
                                                   Fund Governance of Pioneer from December 2003
                                                   to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010. Serves   Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary           at the discretion of Assistant Secretary of all the Pioneer Funds
                              the Board.           since June 2010; and Counsel of Pioneer from
                                                   June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008. Serves   Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief Financial at the discretion of Treasurer of all of the Pioneer Funds since
and Accounting Officer        the Board.           March 2008; Deputy Treasurer of Pioneer from
                                                   March 2004 to February 2008; and Assistant
                                                   Treasurer of all of the Pioneer Funds from
                                                   March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2002. Serves   Director - Fund Treasury of Pioneer; and          None
Assistant Treasurer           at the discretion    Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2002. Serves   Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           at the discretion    Pioneer; and Assistant Treasurer of all of the
                              of the Board.        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009. Serves   Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           at the discretion    Pioneer since November 2008; Assistant Treasurer
                              of the Board.        of all of the Pioneer Funds since January 2009;
                                                   and Client Service Manager - Institutional
                                                   Investor Services at State Street Bank from
                                                   March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves   Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer      at the discretion    the Pioneer Funds since March 2010; Chief
                              of the Board.        Compliance Officer of Pioneer Institutional Asset
                                                   Management, Inc. since January 2012; Chief
                                                   Compliance Officer of Vanderbilt Capital
                                                   Advisors, LLC since July 2012: Director of
                                                   Adviser and Portfolio Compliance at Pioneer
                                                   since October 2005; and Senior Compliance Officer
                                                   for Columbia Management Advisers, Inc. from
                                                   October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves   Director - Transfer Agency Compliance of Pioneer  None
Anti-Money Laundering Officer at the discretion    and Anti-Money Laundering Officer of all the
                              of the Board.        Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 47

                           This page for your notes.

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 49

                           This page for your notes.

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

                           This page for your notes.

                    Pioneer Fundamental Growth Fund | Annual Report | 3/31/16 51

                           This page for your notes.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19341-10-0516

                         Pioneer Multi-Asset
                         Ultrashort Income Fund

--------------------------------------------------------------------------------
                         Annual Report | March 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     MAFRX
                         Class C     MCFRX
                         Class C2    MAUCX
                         Class K     MAUKX
                         Class Y     MYFRX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          94

Notes to Financial Statements                                                103

Report of Independent Registered Public Accounting Firm                      113

Trustees, Officers and Service Providers                                     115

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 3

Portfolio Management Discussion | 3/31/16

In the following interview, portfolio managers Charles Melchreit, Seth Roman and Jonathan Sharkey discuss the factors that influenced Pioneer Multi-Asset Ultrashort Income Fund's performance during the 12-month period ended March 31, 2016. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, Mr. Roman, a vice president and a portfolio manager at Pioneer, and Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended March 31, 2016?

A Pioneer Multi-Asset Ultrashort Income Fund's Class A shares returned 0.41% at net asset value during the 12-month period ended March 31, 2016, while the Fund's benchmark, the Bank of America Merrill Lynch 3-Month US Dollar LIBOR Index (the BofA ML Index), returned 0.33%. During the same period, the average return of the 120 mutual funds in Lipper's Ultrashort Obligations Funds category was 0.06%, and the average return of the 147 mutual funds in Morningstar's Ultrashort Bond category was 0.13%.

Q How would you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2016?

A At the outset of the period, the second quarter of 2015 (April 1 through June 30), credit-sector fundamentals received support as the US economy resumed its upward trajectory following a winter (2014-2015) during which growth was constrained by severe weather in many regions as well as labor disruptions at West Coast shipping terminals. Nonetheless, the US Federal Reserve (the Fed) continued to display patience with respect to implementing any shift towards a less accommodative monetary policy, given that economic growth overseas remained tenuous and global market sentiment softened due to the threat of Greece exiting the euro zone. In addition, a strong US dollar combined with low energy prices served to tamp down US inflationary pressures.

     Implications of slowing economic growth in China would soon supplant the market's concerns about Greece, as the August 2015 devaluation of the yuan by the Chinese government raised the specter of a global currency war. Valuations for credit-based assets slackened in the ensuing weeks on concerns over China's economy, and as energy prices resumed their

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 decline after a brief bounce-back. The US economy remained the leading source of growth among developed economies, with strengthening in key areas such as employment and housing, while consumers benefited from low energy prices. However, against a backdrop of elevated geopolitical uncertainty and lack of upward price pressure at home, expectations with respect to the timing of the Fed's first hike in short-term interest rates were pushed back further.

     In the fourth quarter of 2015, encouraging US economic data led investors to anticipate that the Fed would initiate a rate-hiking cycle at its December meeting. The Fed fulfilled the expectation by increasing the Federal funds rate by 25 basis points, or 0.25%, in December, and markets prepared for as many as four additional rate hikes in 2016.

     In January 2016, however, market volatility flared up over concerns about China's slowing growth rate as well as yet another downward move in oil prices. As a result, prices of credit-sensitive assets dipped noticeably in January and February, and both the Fed and the markets eased back on expectations for future rate hikes, with the Fed eventually signaling that it may increase rates one or two more times this year, down from its initial estimate of four. The market recovered some of the lost performance in March as investors took comfort in the Fed's willingness to calibrate policy to suit current conditions, and in decisive efforts by central banks overseas, such as the European Central Bank (ECB), to stimulate the economies in their regions. In addition, a rebound in crude oil prices, from a January low of well under $30 to the $40 range late in the period, helped bolster market sentiment.

     For the 12-month period ended March 31, 2016, short-term US Treasury yields rose as investors repositioned for the Fed's tightening cycle, while the middle of the Treasury yield curve experienced declines. To illustrate, the two-year Treasury yield rose from 0.56% to 0.73% during the period, while the five-year yield declined from 1.37% to 1.21%, and the 10-year yield declined from 1.94% to 1.78%. While the 12-month period saw some widening of credit spreads, price declines on shorter-maturity securities were generally modest. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 5

Q Can you review the Fund's principal strategies during the 12-month period ended March 31, 2016, and their effects on performance?

A During the period, we continued to maintain a portfolio that seeks to provide the Fund with income, while also striving to protect shareholders' principal against a rise in market interest rates. Our strategy entailed investing the Fund's assets in a wide range of mostly high-quality floating-rate securities as well as in fixed-rate instruments with very short remaining maturities. At period end, well over 90% of the Fund's invested assets were allocated either to floating-rate issues with interest rates tied to a short-term reference rate such as LIBOR (London InterBank Offered Rate), or to fixed-rate issues with less than one year duration. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     Unlike many other floating-rate vehicles, we typically invest the Fund's assets with a primary focus on investment-grade asset classes. At the same time, we did seek to have the Fund's performance benefit from credit spreads during the period. In doing so, we sought at all times to maintain the portfolio's broadly diversified* exposure to a number of different spread sectors. (Spread sectors represent non-governmental fixed-income investments with higher yields - at greater risk - than governmental investments.)

     Allocations to credit-based areas of the fixed-income market supported the Fund's outperformance of the BofA ML Index benchmark over the full 12-month period. While the Fund's net asset value (NAV) declined from $10.00 to $9.92 during the fiscal year, the income generated from the portfolio's credit exposures outweighed the impact of price declines on the assets and resulted in a positive total return for shareholders.

     The Fund's largest weighting during the period was to the securitized sectors, including asset-backed securities (ABS) and residential and commercial mortgage-backed securities (RMBS, CMBS). The allocation to securitized assets contributed to the Fund's benchmark-relative outperformance, as domestic housing and consumer fundamentals remained on an upward trend and the securities provided incremental income. In particular, the portfolio's exposure to home equity loans within the ABS sector was a source of positive relative returns for the Fund. We have continued to limit the Fund's exposure to subprime auto loans within ABS, however, in light of some deterioration in underwriting standards.

*    Diversification does not assure a profit nor protect against loss.

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

     While we do focus primarily on the investment-grade sectors, we also include below-investment-grade asset categories in the Fund's portfolio if we believe the incremental income available provides an attractive tradeoff between risk and reward. In that vein, a portfolio allocation to floating-rate bank loans was another leading contributor to the Fund's relative performance during the period, as the attractive coupon income offered by the asset class offset the price erosion brought about when oil and other commodities came under pressure during the period. We have taken care to avoid undue concentration on energy-related credits within the loan market, instead focusing the Fund's energy holdings on asset-rich companies that we view as providing a "margin of safety" when it comes to the ultimate repayment of loan principal.

     Another positive contributor to the Fund's relative returns over the 12-month period was a position in event-linked, or insurance-linked securities (ILS) sponsored by insurance companies looking to mitigate the risk of having to pay claims after a natural disaster. These securities, in addition to providing incremental income, have a very low correlation to other areas of the bond market, and we therefore view the issues as a valuable source of portfolio diversification. (Correlation is the degree to which certain types of assets or asset-class prices have moved in relation to one another. Correlation is expressed by a coefficient that ranges from -1, which means the assets always move in opposite directions, through 0, which means they are absolutely independent of one another, to 1,which means they always move together.) We are careful to diversify the Fund's holdings quite extensively within the catastrophe bond sector by both peril (for example, a hurricane, flood, or earthquake), and geographic region.

     Finally, the Fund's allocation to investment-grade corporate bonds added modestly to relative performance during the period. Within this allocation, the portfolio held a significant position in fixed-rate issues with maturities of 15 months or less, with a focus on US bank issuers, which we find compelling because of the banks' strengthened capital structures and lower earnings volatility in the wake of reforms following the financial crisis of 2008-2009. The securities held up relatively well against a backdrop of stressed credit markets during the period, and the Fund also benefited from the income they provided.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 7

     There were no positions or allocations that detracted materially from the Fund's benchmark-relative performance over the 12-month period. While we manage the portfolio with a focus on total return, we are mindful that many investors view the Fund as a source of liquidity in their portfolios. As such, we strive to maintain significant liquidity to help reduce fluctuations in the Fund's NAV. At present, with a relatively flat money market yield curve, we have been focusing on holding very short-term issues with maturities between one-day and one-week in order to maintain the requisite liquidity in the portfolio.

Q Can you discuss the factors that affected the Fund's income-generation, or yield, either positively or negatively, during the 12-month period ended March 31, 2016?

A The Fund's yield/income generation was fairly stable throughout the 12-month period, as we invested the portfolio principally in short-term fixed-income instruments across a broad range of spread sectors that trade at a yield advantage versus US Treasuries.

Q Did you use any derivative strategies in managing the Fund during the 12-month period ended March 31, 2016?

A    No. The Fund had no exposure to derivatives during the period.

Q What is your assessment of the current investment climate in the fixed-income markets, and how have you positioned the Fund's portfolio based on that view?

A With continued modest economic growth rates and low inflation in the United States, we believe that conditions remain supportive of credit-sector fundamentals. We have taken advantage of recent spread widening, driven by concerns over China and energy prices, to add incrementally to the Fund's position in CMBS. In addition, we are evaluating opportunities to add to the Fund's exposure to floating-rate bank loans, in anticipation of the Fed eventually resuming the process of normalizing interest rates. Conversely, we view catastrophe bonds as relatively fully valued, and we are more likely to trim the Fund's allocation to the asset class.

     Within the Fund's allocation to investment-grade corporates, we are maintaining a preference for US financials, which have seen significant strengthening of balance sheets along with a lower risk profile in the wake of recent regulatory initiatives. In contrast, we remain cautious with respect to the industrials sector, which has seen an increase in the amount of leverage due to measures perceived as friendly to equity stakeholders, such as share buybacks and acquisitions.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

     In all cases, we are being careful not to assume any risk for which we feel the Fund does not receive adequate compensation. While the portfolio's sector allocations will shift around the margins to reflect our view of relative risk and reward, the Fund remains broadly diversified with respect to its allocation across the various asset categories.

     In all investment environments, however, we will continue to seek to provide shareholders with higher income than cash vehicles while striving to provide protection against any future rise in market interest rates. (Please note that the Fund is not a money market fund.)

Please refer to the Schedule of Investments on pages 21-93 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Pioneer Multi-Asset Ultrashort Income Fund ("The Fund") has the ability to invest in a wide variety of debt securities.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund's or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

          Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 9

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Pioneer normally seeks to avoid receiving material, non-public information.

Pioneer Multi-Asset Ultrashort Income Fund is not a money market fund.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 11

Portfolio Summary | 3/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        31.4%
Asset Backed Securities                                                    27.5%
U.S. Corporate Bonds                                                       19.5%
International Corporate Bonds                                               9.7%
Senior Secured Loans                                                        6.5%
U.S. Government Securities                                                  3.8%
Temporary Cash Investment                                                   1.2%
Municipal Bonds                                                             0.3%
Foreign Government Bonds                                                    0.1%

* Includes investments in Insurance Linked Securities totaling 5.8% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. U.S. Treasury Note, Floating Rate Note, 4/30/17                        1.52%
--------------------------------------------------------------------------------
 2. U.S. Treasury Note, Floating Rate Note, 7/31/17                        0.76
--------------------------------------------------------------------------------
 3. U.S. Treasury Note, Floating Rate Note, 10/31/17                       0.52
--------------------------------------------------------------------------------
 4. Federal National Mortgage Association, Floating Rate Note, 2/25/38     0.45
--------------------------------------------------------------------------------
 5. Verizon Communications, Inc., Floating Rate Note, 9/15/16              0.45
--------------------------------------------------------------------------------
 6. Federal Farm Credit Banks, Floating Rate Note, 6/20/16                 0.38
--------------------------------------------------------------------------------
 7. Aon Corp., 3.125%, 5/27/16                                             0.35
--------------------------------------------------------------------------------
 8. CGWF Commercial Mortgage Trust 2013-RKWH REMICS,
    Floating Rate Note, 11/15/30 (144A)                                    0.34
--------------------------------------------------------------------------------
 9. Federal National Mortgage Association, Floating Rate Note, 10/3/16     0.34
--------------------------------------------------------------------------------
10. British Telecommunications Plc, 1.625%, 6/28/16                        0.33
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Prices and Distributions | 3/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         3/31/16                         3/31/15
--------------------------------------------------------------------------------
          A                             $9.92                           $10.00
--------------------------------------------------------------------------------
          C                             $9.91                           $ 9.99
--------------------------------------------------------------------------------
          C2                            $9.91                           $ 9.99
--------------------------------------------------------------------------------
          K                             $9.93                           $10.01
--------------------------------------------------------------------------------
          Y                             $9.93                           $10.01
--------------------------------------------------------------------------------

Distributions per Share: 4/1/15-3/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Short-Term            Long-Term
         Class             Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A                 $0.1209              $--                   $--
--------------------------------------------------------------------------------
          C                 $0.0912              $--                   $--
--------------------------------------------------------------------------------
          C2                $0.0907              $--                   $--
--------------------------------------------------------------------------------
          K                 $0.1434              $--                   $--
--------------------------------------------------------------------------------
          Y                 $0.1341              $--                   $--
--------------------------------------------------------------------------------

The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 13

Performance Update | 3/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                             BofA ML
                 Net          Public         U.S. Dollar
                 Asset        Offering       3-Month
                 Value        Price          LIBOR
Period           (NAV)        (POP)          Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)        1.12%         0.59%         0.32%
1 Year           0.41         -2.13          0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset             BofA ML U.S. Dollar
                Ultrashort Income Fund          3-Month LIBOR Index
4/11            $ 9,750                         $10,000
3/12            $ 9,891                         $10,032
3/13            $10,103                         $10,075
3/14            $10,196                         $10,103
3/15            $10,252                         $10,126
3/16            $10,294                         $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 2.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                             BofA ML
                                             U.S. Dollar
                                             3-Month
                  If          If             LIBOR
Period            Held        Redeemed       Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)         0.69%       0.69%          0.32%
1 Year            0.11        0.11           0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset             BofA ML U.S. Dollar
                Ultrashort Income Fund          3-Month LIBOR Index
4/11            $10,000                         $10,000
3/12            $10,082                         $10,032
3/13            $10,243                         $10,075
3/14            $10,298                         $10,103
3/15            $10,333                         $10,126
3/16            $10,345                         $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 15

Performance Update | 3/31/16                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                             BofA ML
                                             U.S. Dollar
                                             3-Month
                   If          If            LIBOR
Period             Held        Redeemed      Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)          0.69%       0.69%         0.32%
1 Year             0.11        0.11          0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset             BofA ML U.S. Dollar
                Ultrashort Income Fund          3-Month LIBOR Index
4/11            $10,000                         $10,000
3/12            $10,082                         $10,032
3/13            $10,243                         $10,075
3/14            $10,297                         $10,103
3/15            $10,331                         $10,126
3/16            $10,342                         $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percentage change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Performance Update | 3/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                 BofA ML
                   Net           U.S. Dollar
                   Asset         3-Month
                   Value         LIBOR
Period             (NAV)         Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)          1.28%         0.32%
1 Year             0.64          0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.41%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Multi-Asset             BofA ML U.S. Dollar
                Ultrashort Income Fund          3-Month LIBOR Index
4/11            $10,000                         $10,000
3/12            $10,148                         $10,032
3/13            $10,372                         $10,075
3/14            $10,493                         $10,103
3/15            $10,580                         $10,126
3/16            $10,648                         $10,159

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 17

Performance Update | 3/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                BofA ML
                   Net          U.S. Dollar
                   Asset        3-Month
                   Value        LIBOR
Period             (NAV)        Index
--------------------------------------------------------------------------------
Life-of-Class
(4/29/11)          1.31%        0.32%
1 Year             0.54         0.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 1, 2015)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.51%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Multi-Asset             BofA ML U.S. Dollar
                Ultrashort Income Fund          3-Month LIBOR Index
4/11            $5,000,000                      $5,000,000
3/12            $5,089,498                      $5,016,143
3/13            $5,208,889                      $5,037,507
3/14            $5,260,398                      $5,051,252
3/15            $5,302,158                      $5,063,025
3/16            $5,331,017                      $5,079,487

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on actual returns from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account Value    $1,001.10   $  999.60   $1,000.60   $1,002.29  $1,002.69
(after expenses)
on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid           $    3.15   $    4.70   $    4.70   $    2.10  $    2.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.63%, 0.94%, 0.94%, 0.42% and 0.51% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2015, through March 31, 2016.

--------------------------------------------------------------------------------
Share Class                 A           C           C2          K          Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
Value on 10/1/15
--------------------------------------------------------------------------------
Ending Account Value    $1,021.85   $1,020.30   $1,020.30   $1,022.90  $1,022.45
(after expenses)
on 3/31/16
--------------------------------------------------------------------------------
Expenses Paid           $    3.18   $    4.75   $    4.75   $    2.12  $    2.58
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.63%, 0.94%, 0.94%, 0.42% and 0.51% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Schedule of Investments | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 27.8%
                              ENERGY -- 0.6%
                              Oil & Gas Exploration & Production -- 0.6%
  3,641,210                   GCAT 2015-2, 3.75%, 7/25/20 (Step) (144A)                  $     3,623,405
  3,000,000           1.93    NCF Dealer Floorplan Master Trust, Floating
                              Rate Note, 10/20/20 (144A)                                       2,999,998
    537,450                   Oscar US Funding Trust 2014-1, 1.0%,
                              8/15/17 (144A)                                                     536,408
  4,214,452                   Pretium Mortgage Credit Partners I 2015-NPL3
                              LLC, 4.125%, 10/27/30 (Step) (144A)                              4,189,856
  3,979,712                   WVUE 2015-1, 4.5%, 9/25/20 (Step) (144A)                         3,962,066
                                                                                         ---------------
                                                                                         $    15,311,733
                                                                                         ---------------
                              Total Energy                                               $    15,311,733
--------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.2%
                              Steel -- 0.2%
  2,174,757           0.91    First NLC Trust 2005-2, Floating Rate Note, 9/25/35        $     2,126,575
  2,155,709           0.67    RASC Series 2005-AHL3 Trust, Floating Rate
                              Note, 9/25/35                                                    2,123,290
    342,823           0.89    Wells Fargo Home Equity Asset-Backed Securities
                              2005-2 Trust, Floating Rate Note, 11/25/35                         329,324
                                                                                         ---------------
                                                                                         $     4,579,189
                                                                                         ---------------
                              Total Materials                                            $     4,579,189
--------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Trucking -- 0.0%+
    622,580           0.83    Hertz Fleet Lease Funding LP, Floating Rate Note,
                              4/10/28 (144A)                                             $       621,136
--------------------------------------------------------------------------------------------------------
                              Marine Ports & Services -- 0.0%+
    460,318                   Global Container Assets 2013-1, Ltd., 2.2%,
                              11/6/28 (144A)                                             $       459,637
                                                                                         ---------------
                              Total Transportation                                       $     1,080,773
--------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Hotels, Resorts & Cruise Lines -- 0.1%
  2,286,062                   Westgate Resorts 2012-A LLC, 3.75%,
                              8/20/25 (144A)                                             $     2,284,697
  1,707,436                   Westgate Resorts 2014-1 LLC, 2.15%,
                              12/20/26 (144A)                                                  1,677,556
     39,424                   Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                          39,399
                                                                                         ---------------
                                                                                         $     4,001,652
                                                                                         ---------------
                              Total Consumer Services                                    $     4,001,652
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 21

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Distributors -- 0.0%+
  1,594,758           1.14    Oscar US Funding Trust II, Floating Rate Note,
                              2/15/18 (144A)                                             $     1,594,477
                                                                                         ---------------
                              Total Health Care Equipment & Services                     $     1,594,477
--------------------------------------------------------------------------------------------------------
                              BANKS -- 20.9%
                              Diversified Banks -- 0.0%+
     45,471           0.92    KeyCorp Student Loan Trust 2004-A, Floating
                              Rate Note, 10/28/41                                        $        45,175
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 20.9%
  1,142,071           0.67    321 Henderson Receivables I LLC, Floating
                              Rate Note, 11/15/40 (144A)                                 $     1,092,299
  4,903,151           0.64    321 Henderson Receivables I LLC, Floating
                              Rate Note, 12/15/41 (144A)                                       4,753,433
  1,073,005           0.64    321 Henderson Receivables I LLC, Floating
                              Rate Note, 3/15/41 (144A)                                        1,039,679
    577,580           0.79    321 Henderson Receivables I LLC, Floating
                              Rate Note, 9/15/45 (144A)                                          571,007
  2,802,762           0.64    321 Henderson Receivables II LLC, Floating
                              Rate Note, 9/15/41 (144A)                                        2,685,662
  1,211,962           1.18    ABFC 2005-HE2 Trust, Floating Rate Note, 6/25/35                 1,198,792
    459,484           1.05    ABFC 2005-WF1 Trust, Floating Rate Note, 12/25/34                  457,684
    520,307           0.85    ACAS CLO 2007-1, Ltd., Floating Rate Note,
                              4/20/21 (144A)                                                     516,051
    605,581           1.04    Accredited Mortgage Loan Trust 2005-2, Floating
                              Rate Note, 7/25/35                                                 600,463
    319,131           0.80    Accredited Mortgage Loan Trust 2005-3, Floating
                              Rate Note, 9/25/35                                                 318,965
  3,823,313           0.63    ACE Securities Corp., Home Equity Loan Trust Series
                              2006-ASAP2, Floating Rate Note, 3/25/36                          3,695,733
    612,091           0.90    Aegis Asset Backed Securities Trust 2005-3,
                              Floating Rate Note, 8/25/35                                        603,325
    349,191           1.53    Aegis Asset Backed Securities Trust Mortgage
                              Pass-Through Certificates Series 2004-3, Floating
                              Rate Note, 9/25/34                                                 345,275
    611,519           1.39    Aegis Asset Backed Securities Trust Mortgage
                              Pass-Through Certificates Series 2004-2, Floating
                              Rate Note, 6/25/34                                                 609,284
    892,616           1.53    Aegis Asset Backed Securities Trust Mortgage
                              Pass-Through Certificates Series 2004-4, Floating
                              Rate Note, 10/25/34                                                883,584
    239,420           0.80    Aegis Asset Backed Securities Trust Mortgage
                              Pass-Through Certificates Series 2005-4, Floating Rate
                              Note, 10/25/35                                                     235,797
  3,268,307                   American Credit Acceptance Receivables Trust
                              2015-3, 1.95%, 9/12/19 (144A)                                    3,261,294
  1,207,696                   American Credit Acceptance Receivables Trust
                              2016-1A, 2.37%, 5/12/20 (144A)                                   1,207,325

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  2,600,000           0.72    American Express Credit Account Master Trust,
                              Floating Rate Note, 1/15/20                                $     2,601,138
  1,500,000           1.79    American Homes 4 Rent 2014-SFR1, Floating
                              Rate Note, 6/17/31                                               1,451,169
  3,000,000           1.19    AmeriCredit Automobile Receivables 2015-4,
                              Floating Rate Note, 4/8/19                                       3,002,036
  1,223,789           0.84    AmeriCredit Automobile Receivables Trust 2015-2,
                              Floating Rate Note, 9/10/18                                      1,222,277
     28,556           0.86    Ameriquest Mortgage Securities Inc Asset-Backed
                              Pass-Through Certificates Series 2005-R5, Floating
                              Rate Note, 7/25/35                                                  28,536
    367,198           0.76    Ameriquest Mortgage Securities, Inc., Asset Backed
                              Pass-Through Certificates Series 2005-R11, Floating
                              Rate Note, 1/25/36                                                 360,067
    151,751           4.19    Ameriquest Mortgage Securities, Inc., Asset-Backed
                              Pass-Through Certificates Series 03-AR3, Floating Rate
                              Note, 6/25/33                                                      151,397
  3,080,439           1.04    Ameriquest Mortgage Securities, Inc., Asset-Backed
                              Pass-Through Certificates Series 2004-R11, Floating
                              Rate Note, 11/25/34                                              3,063,001
    677,928           1.11    Ameriquest Mortgage Securities, Inc., Asset-Backed
                              Pass-Through Certificates Series 2005-R1, Floating Rate
                              Note, 3/25/35                                                      676,664
    673,209           0.74    ARI Fleet Lease Trust 2012-B, Floating Rate Note,
                              1/15/21 (144A)                                                     672,404
    378,629                   ARI Fleet Lease Trust 2013-A, 0.92%, 7/15/21 (144A)                378,303
  1,065,638                   ARI Fleet Lease Trust 2014-A, 0.81%,
                              11/15/22 (144A)                                                  1,063,208
    200,415           1.14    Asset Backed Securities Corp., Home Equity Loan
                              Trust Series 2005-HE3, Floating Rate Note, 4/25/35                 199,092
    783,139           0.63    Asset Backed Securities Corp., Home Equity Loan Trust
                              Series AEG 2006-HE1, Floating Rate Note, 1/25/36                   761,489
  1,800,000           0.86    Asset Backed Securities Corp., Home Equity Loan Trust
                              Series NC 2005-HE8, Floating Rate Note, 11/25/35                 1,751,177
    948,924           1.20    Asset Backed Securities Corp., Home Equity Loan Trust
                              Series OOMC 2005-HE6, Floating Rate Note, 7/25/35                  943,227
    104,542           1.13    Asset-Backed Pass-Through Certificates Series
                              2004-R2, Floating Rate Note, 4/25/34                               102,644
    961,303           1.06    Asset-Backed Pass-Through Certificates Series
                              2004-R2, Floating Rate Note, 4/25/34                               942,045
    148,290                   Bank of The West Auto Trust 2014-1, 0.69%,
                              7/17/17 (144A)                                                     148,263
  1,100,000           0.79    Barclays Dryrock Issuance Trust, Floating Rate Note,
                              12/16/19                                                         1,099,670
  1,800,000           0.77    Barclays Dryrock Issuance Trust, Floating Rate Note,
                              3/16/20                                                          1,798,727

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 23

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     40,647                   Bayview Financial Acquisition Trust, 6.205%,
                              5/28/37 (Step)                                             $        42,460
    140,007           1.06    Bayview Financial Acquisition Trust, Floating Rate
                              Note, 8/28/44                                                      139,831
    409,245           1.10    Bayview Financial Acquisition Trust, Floating Rate
                              Note, 8/28/44                                                      406,572
    817,616           1.11    Bayview Financial Mortgage Pass-Through Trust
                              2004-A, Floating Rate Note, 2/28/44                                815,969
  2,128,836           0.93    Bayview Financial Mortgage Pass-Through Trust
                              2005-C, Floating Rate Note, 6/28/44                              2,116,192
    535,307           0.73    Bayview Financial Mortgage Pass-Through Trust
                              2006-B, Floating Rate Note, 4/28/36                                528,072
    418,502           0.70    Bayview Financial Mortgage Pass-Through Trust
                              2006-B, Floating Rate Note, 4/28/36                                412,799
  1,514,005           0.88    Bayview Financial Mortgage Pass-Through Trust
                              Series 2005-B, Floating Rate Note, 4/28/39                       1,506,261
    629,392                   Bayview Opportunity Master Fund IIa Trust
                              2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                          629,339
  2,366,242           0.93    Bear Stearns Asset Backed Securities I Trust
                              2005-FR1, Floating Rate Note, 6/25/35                            2,349,600
    407,596           1.20    Bear Stearns Asset Backed Securities I Trust
                              2005-HE9, Floating Rate Note, 10/25/35                             406,337
  2,496,359           0.88    Bear Stearns Asset Backed Securities I Trust
                              2005-TC1, Floating Rate Note, 5/25/35                            2,342,771
  3,915,861           0.83    Bear Stearns Asset Backed Securities I Trust
                              2006-EC2, Floating Rate Note, 2/25/36                            3,718,000
    600,939           1.63    Bear Stearns Asset Backed Securities Trust
                              2004-2, Floating Rate Note, 8/25/34                                601,247
    190,314           1.00    Bear Stearns Asset Backed Securities Trust
                              2004-SD3, Floating Rate Note, 9/25/34                              186,952
     52,730           0.83    Bear Stearns Asset Backed Securities Trust
                              2005-SD1, Floating Rate Note, 8/25/43                               51,891
  1,104,615           0.90    Bear Stearns Asset Backed Securities Trust
                              2005-SD2, Floating Rate Note, 3/25/35                            1,096,639
  1,135,826           0.83    Bear Stearns Asset Backed Securities Trust
                              2005-SD2, Floating Rate Note, 3/25/35                            1,126,439
    105,376           0.71    Bear Stearns Asset Backed Securities Trust
                              2006-1, Floating Rate Note, 2/25/36                                105,335
  1,922,215           0.81    Bear Stearns Asset Backed Securities Trust
                              2006-SD2, Floating Rate Note, 6/25/36                            1,874,550
    690,110           1.43    Bear Stearns Structured Products Trust 2007-EMX1,
                              Floating Rate Note, 3/25/37 (144A)                                 681,041
  2,895,000           0.92    Cabela's Credit Card Master Note Trust, Floating
                              Rate Note, 6/15/20 (144A)                                        2,890,378
  2,000,000           0.82    Capital One Multi-Asset Execution Trust, Floating
                              Rate Note, 11/15/19                                              1,999,283
  2,500,000                   CarMax Auto Owner Trust 2012-2, 1.73%, 2/15/18                   2,504,474

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     19,000                   CarMax Auto Owner Trust 2013-1, 1.99%, 8/15/19             $        18,833
    721,963                   CarMax Auto Owner Trust 2013-3, 0.97%, 4/16/18                     721,819
  1,755,803           0.72    CarMax Auto Owner Trust 2015-2, Floating Rate
                              Note, 6/15/18                                                    1,755,802
  2,500,000           1.04    CarMax Auto Owner Trust 2015-4, Floating Rate
                              Note, 4/15/19                                                    2,503,704
  2,130,000           0.97    CarMax Auto Owner Trust 2016-1, Floating Rate
                              Note, 4/15/19                                                    2,128,607
  2,059,377                   Carnow Auto Receivables Trust 2015-1, 1.69%,
                              1/15/20 (144A)                                                   2,054,055
  3,188,149           0.61    Carrington Mortgage Loan Trust Series 2006-OPT1,
                              Floating Rate Note, 12/25/35                                     3,099,177
  2,145,263                   Cazenovia Creek Funding I LLC, 2.0%,
                              12/10/23 (144A)                                                  2,121,799
  1,428,803                   Cazenovia Creek Funding I LLC, 2.773%,
                              12/10/23 (144A)                                                  1,410,999
    885,033                   CCG Receivables Trust 2014-1, 1.06%,
                              11/15/21 (144A)                                                    882,828
    972,373                   CCG Receivables Trust 2015-1, 0.55%,
                              9/14/16 (144A)                                                     972,374
     50,282                   CCG Receivables Truste 2013-1, 1.05%,
                              4/14/20 (144A)                                                      50,269
  5,220,000           1.58    Cent CLO, Floating Rate Note, 8/1/24 (144A)                      5,209,508
    372,006           3.65    Centex Home Equity Loan Trust 2003-A, Floating
                              Rate Note, 3/25/33                                                 371,327
     66,334                   Chase Funding Trust Series 2004-2, 5.323%, 2/26/35                  66,735
    200,000           0.70    Chase Issuance Trust, Floating Rate Note, 12/16/19                 199,960
  7,750,000           0.69    Chase Issuance Trust, Floating Rate Note, 5/15/19                7,748,452
  2,500,000           0.00    Chesapeake Funding II LLC, Floating Rate Note,
                              3/15/28 (144A)                                                   2,500,000
  1,170,298                   CIT Equipment Collateral 2014-VT1, 0.86%,
                              5/22/17 (144A)                                                   1,168,447
    865,829                   Citi Held For Asset Issuance 2015-PM1, 1.85%,
                              12/15/21 (144A)                                                    864,089
  5,700,000                   Citibank Credit Card Issuance Trust, 1.02%, 2/22/19              5,701,521
  2,174,000           1.58    Citibank Credit Card Issuance Trust, Floating
                              Rate Note, 1/23/20                                               2,205,084
  2,750,000           1.81    Citibank Credit Card Issuance Trust, Floating Rate
                              Note, 5/20/20                                                    2,810,935
  1,595,000           0.71    Citibank Credit Card Issuance Trust, Floating Rate
                              Note, 5/26/20                                                    1,592,934
  3,622,043                   Citicorp Residential Mortgage Trust Series 2006-1,
                              5.63788%, 7/25/36 (Step)                                         3,714,297
      9,524           0.92    Citigroup Global Markets Mortgage Securities VII, Inc.,
                              Floating Rate Note, 3/25/28                                          9,507
  1,416,148           0.63    Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                              Rate Note, 11/27/45 (144A)                                       1,370,120

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 25

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,243,432           1.26    Citigroup Mortgage Loan Trust Series 2004-OPT1
                              Asset Backed Pass-Through Certificates, Floating
                              Rate Note, 10/25/34                                        $     1,243,454
    203,870           1.45    Citigroup Mortgage Loan Trust, Inc., Floating Rate
                              Note, 11/25/34                                                     190,617
  2,994,428           1.18    Citigroup Mortgage Loan Trust, Inc., Floating Rate
                              Note, 5/25/35 (144A)                                             2,981,253
    750,000                   CNH Equipment Trust 2013-B, 0.99%, 11/15/18                        747,334
  2,400,000           2.29    Colony American Homes 2014-1, Floating Rate
                              Note, 5/19/31 (144A)                                             2,303,302
  1,726,940                   Conn's Receivables Funding 2015-A LLC, 4.565%,
                              9/15/20 (144A)                                                   1,723,702
  3,600,000                   Conn's Receivables Funding 2016-A LLC, 4.68%,
                              4/16/18 (144A)                                                   3,601,777
    187,821           1.94    Conseco Finance Home Equity Loan Trust 2002-C,
                              Floating Rate Note, 4/15/32                                        183,575
      2,538                   Conseco Financial Corp., 7.05%, 1/15/19                              2,585
    928,743                   Consumer Credit Origination Loan Trust 2015-1,
                              2.82%, 3/15/21 (144A)                                              929,003
  1,351,432           1.27    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 10/25/34                                              1,347,219
    169,003           1.02    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 11/25/35                                                167,476
  1,656,429           1.33    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 3/25/35                                               1,643,133
    171,873           1.11    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 6/25/33 (144A)                                          166,144
     36,745           1.33    Countrywide Asset-Backed Certificates, Floating
                              Rate Note, 6/25/33 (144A)                                           35,313
  1,253,913                   CPS Auto Receivables Trust 2015-B, 1.65%,
                              11/15/19 (144A)                                                  1,245,686
  2,501,505                   CPS Auto Receivables Trust 2016-A, 2.25%,
                              10/15/19 (144A)                                                  2,500,428
  1,312,302           1.08    Credit Suisse First Boston Mortgage Securities
                              Corp., Floating Rate Note, 2/25/32                               1,266,841
    665,129           0.71    Credit Suisse Mortgage Capital Certificates, Floating
                              Rate Note, 10/27/36 (144A)                                         655,009
    423,196           1.09    Credit-Based Asset Servicing and Securitization LLC,
                              Floating Rate Note, 7/25/34                                        421,978
  2,917,226           0.74    Credit-Based Asset Servicing and Securitization LLC,
                              Floating Rate Note, 7/25/36                                      2,892,051
  5,051,039           1.48    CWABS Asset-Backed Certificates Trust 2004-7,
                              Floating Rate Note, 12/25/34                                     5,034,947
  2,600,000           1.33    Dell Equipment Finance Trust 2015-2, Floating
                              Rate Note, 12/22/17 (144A)                                       2,599,744
        487                   Delta Funding Home Equity Loan Trust 1997-2,
                              7.04%, 6/25/27                                                         488

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  2,000,000           0.82    Discover Card Execution Note Trust, Floating Rate
                              Note, 8/15/19                                              $     1,998,563
    300,000           0.79    Discover Card Execution Note Trust, Floating Rate
                              Note, 8/17/20                                                      299,851
  2,418,681           3.47    Drug Royalty II LP 2, Floating Rate Note,
                              7/15/23 (144A)                                                   2,445,707
    423,470                   DT Auto Owner Trust 2015-1, 1.06%, 9/17/18 (144A)                  423,171
  1,102,683                   DT Auto Owner Trust 2015-2, 1.24%, 9/17/18 (144A)                1,101,582
  1,984,445                   DT Auto Owner Trust 2015-3, 1.66%, 3/15/19 (144A)                1,980,283
  1,455,716                   DT Auto Owner Trust 2016-1, 2.0%, 9/16/19 (144A)                 1,458,929
  1,697,841           1.33    Ellington Loan Acquisition Trust 2007-1, Floating
                              Rate Note, 5/26/37 (144A)                                        1,683,808
  2,600,000                   Enterprise Fleet Financing LLC, 1.59%,
                              2/22/21 (144A)                                                   2,595,126
      5,461                   EquiVantage Home Equity Loan Trust 1997-1, 8.05%,
                              3/25/28 (Step)                                                       5,430
  1,000,000                   Exeter Automobile Receivables Trust 2012-2,
                              3.06%, 7/16/18 (144A)                                            1,000,626
    437,634                   Exeter Automobile Receivables Trust 2013-1,
                              2.41%, 5/15/18 (144A)                                              437,623
    192,936                   Exeter Automobile Receivables Trust 2014-2,
                              1.06%, 8/15/18 (144A)                                              192,592
    708,208                   Exeter Automobile Receivables Trust 2015-1,
                              1.6%, 6/17/19 (144A)                                               706,907
  1,874,990                   Exeter Automobile Receivables Trust 2015-2,
                              1.54%, 11/15/19 (144A)                                           1,867,999
    427,754           1.17    FBR Securitization Trust, Floating Rate Note, 11/25/35             422,936
  3,001,266           1.16    FFMLT Trust 2005-FF2, Floating Rate Note, 3/25/35                2,974,177
    493,048           2.16    Fieldstone Mortgage Investment Trust Series 2004-5,
                              Floating Rate Note, 2/25/35                                        488,329
    129,901           1.51    Fieldstone Mortgage Investment Trust Series 2005-1,
                              Floating Rate Note, 3/25/35                                        129,902
    132,569           1.73    First Franklin Mortgage Loan Trust 2003-FFC, Floating
                              Rate Note, 11/25/32                                                127,679
  1,248,682           1.25    First Franklin Mortgage Loan Trust 2005-FFH2,
                              Floating Rate Note, 4/25/35 (144A)                               1,168,338
    991,013           0.94    First Franklin Mortgage Loan Trust 2005-FFH3,
                              Floating Rate Note, 9/25/35                                        986,513
  1,709,997           0.67    First Franklin Mortgage Loan Trust 2006-FF1,
                              Floating Rate Note, 1/25/36                                      1,683,063
  1,211,360           0.69    First Franklin Mortgage Loan Trust Series 2005-FF12,
                              Floating Rate Note, 11/25/36                                     1,192,567
  1,250,000                   Flagship Credit Auto Trust 2013-1, 5.38%,
                              7/15/20 (144A)                                                   1,233,355
  2,709,198                   Flagship Credit Auto Trust 2015-2, 1.98%,
                              10/15/20 (144A)                                                  2,704,155

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 27

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  2,643,479                   Flagship Credit Auto Trust 2015-3, 2.38%,
                              10/15/20 (144A)                                            $     2,636,901
  2,421,023                   FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                         2,413,300
    578,305           0.86    Foothill CLO, Ltd., Floating Rate Note, 2/22/21 (144A)             576,611
  1,628,587           0.67    Ford Credit Auto Owner Trust 2015-B, Floating Rate
                              Note, 3/15/18                                                    1,628,192
  1,300,000           0.84    Ford Credit Auto Owner Trust 2016-A, Floating Rate
                              Note, 12/15/18                                                   1,301,154
  2,620,000                   Ford Credit Floorplan Master Owner Trust A,
                              1.92%, 1/15/19                                                   2,631,681
  4,000,000           1.34    Ford Credit Floorplan Master Owner Trust A, Floating
                              Rate Note, 2/15/21                                               3,999,999
    553,000           2.47    Four Corners CLO II, Ltd., Floating Rate Note,
                              1/26/20 (144A)                                                     516,653
    766,501           1.16    Fremont Home Loan Trust 2005-2, Floating Rate
                              Note, 6/25/35                                                      749,160
    435,384           0.68    Fremont Home Loan Trust 2005-D, Floating Rate
                              Note, 11/25/35                                                     433,367
    477,515           0.86    Gale Force 3 CLO, Ltd., Floating Rate Note,
                              4/19/21 (144A)                                                     467,976
  1,733,491                   GCAT 2015-1 LLC, 3.625%, 5/26/20 (Step) (144A)                   1,719,430
  1,055,663                   GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                           1,034,550
  3,250,000                   GM Financial Automobile Leasing Trust 2014-1,
                              1.99%, 5/21/18 (144A)                                            3,253,817
  1,000,000           1.01    GM Financial Automobile Leasing Trust 2015-3,
                              Floating Rate Note, 6/20/18                                      1,000,351
  2,370,925                   GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                       2,368,442
  4,564,071                   GMAT 2015-1 Trust, 4.25%, 9/25/20 (Step) (144A)                  4,551,292
  1,300,000           0.94    GMF Floorplan Owner Revolving Trust, Floating Rate
                              Note, 5/15/20 (144A)                                             1,290,012
  1,869,184                   GO Financial Auto Securitization Trust 2015-2,
                              3.27%, 11/15/18 (144A)                                           1,858,109
  4,000,000           1.03    Golden Credit Card Trust, Floating Rate Note,
                              1/15/20 (144A)                                                   4,001,139
    300,000           0.75    Golden Credit Card Trust, Floating Rate Note,
                              3/15/19 (144A)                                                     298,982
    590,000           0.88    Golden Credit Card Trust, Floating Rate Note,
                              3/15/21 (144A)                                                     583,108
  7,000,000                   Green Tree Agency Advance Funding Trust I Series
                              2015-T1, 2.3019%, 10/15/46 (144A)                                6,991,040
  2,200,000                   Green Tree Agency Advance Funding Trust I Series
                              2015-T1, 3.9305%, 10/15/46 (144A)                                2,197,008
    621,132           1.09    GSAA Home Equity Trust 2004-11, Floating Rate
                              Note, 12/25/34                                                     601,110
     74,263           1.23    GSAA Trust, Floating Rate Note, 6/25/35                             74,188
  1,587,003           1.41    GSAMP Trust 2004-SEA2, Floating Rate Note, 3/25/34               1,587,003
  1,448,701           1.18    GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34               1,430,902

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     71,221           0.79    GSAMP Trust 2005-HE6, Floating Rate Note,
                              11/25/35                                                   $        70,444
  2,248,601           0.64    GSAMP Trust 2006-HE1, Floating Rate Note, 12/26/45               2,232,601
  3,731,195           0.61    GSAMP Trust 2006-HE2, Floating Rate Note, 3/25/46                3,696,398
  1,053,363           0.73    GSAMP Trust 2006-SEA1, Floating Rate Note,
                              5/25/36 (144A)                                                   1,045,685
    943,663           1.78    GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                              Note, 6/25/33                                                      905,998
    826,153           0.73    GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                              Note, 3/25/35 (144A)                                               809,871
    537,320           0.73    GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                              Note, 9/25/36 (144A)                                               510,085
  1,500,000           2.37    Harch CLO III, Ltd., Floating Rate Note,
                              4/17/20 (144A)                                                   1,470,819
  3,200,000           1.94    Hertz Fleet Lease Funding LP, Floating Rate Note,
                              7/10/29 (144A)                                                   3,210,416
  2,600,000           2.74    Hertz Fleet Lease Funding LP, Floating Rate Note,
                              7/10/29 (144A)                                                   2,576,080
    467,709           1.11    Home Equity Asset Trust 2004-6, Floating Rate
                              Note, 12/25/34                                                     465,371
    283,678           1.20    Home Equity Asset Trust 2005-2, Floating Rate
                              Note, 7/25/35                                                      283,369
  1,662,345           0.90    Home Equity Asset Trust 2005-6, Floating Rate
                              Note, 12/25/35                                                   1,659,598
  2,477,745           0.81    Home Equity Asset Trust 2005-7, Floating Rate
                              Note, 1/25/36                                                    2,470,936
    173,330           0.60    Home Equity Asset Trust 2006-4, Floating Rate
                              Note, 8/25/36                                                      170,759
    848,204           0.54    Home Equity Asset Trust 2006-8, Floating Rate
                              Note, 3/25/37                                                      842,504
  6,387,306           0.80    Home Equity Mortgage Loan Asset-Backed Trust
                              Series INABS 2005-C, Floating Rate Note, 10/25/35                6,324,207
  2,364,713           1.18    HomeBanc Mortgage Trust 2004-2, Floating Rate
                              Note, 12/25/34                                                   2,203,614
     81,881           1.35    Homestar Mortgage Acceptance Corp., Floating
                              Rate Note, 1/25/35                                                  81,802
  3,339,542           0.67    HSBC Home Equity Loan Trust USA 2006-3, Floating
                              Rate Note, 3/20/36                                               3,312,942
  1,519,329           0.63    HSBC Home Equity Loan Trust USA 2007-1, Floating
                              Rate Note, 3/20/36                                               1,512,786
    410,128           0.73    HSBC Home Equity Loan Trust USA 2007-2, Floating
                              Rate Note, 7/20/36                                                 407,613
    412,308           0.62    HSBC Home Equity Loan Trust USA 2007-2, Floating
                              Rate Note, 7/20/36                                                 409,405
  1,800,000           0.98    Hyundai Auto Lease Securitization Trust 2016-A,
                              Floating Rate Note, 7/16/18 (144A)                               1,801,451
  3,010,738           1.29    Impac Secured Assets CMN Owner Trust, Floating
                              Rate Note, 2/25/35                                               2,943,157

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 29

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,800,000           2.29    Invitation Homes 2013-SFR1 Trust, Floating Rate
                              Note, 12/19/30 (144A)                                      $     1,738,841
  3,340,000           2.54    Invitation Homes 2014-SFR1 Trust REMICS, Floating
                              Rate Note, 6/19/31 (144A)                                        3,232,594
  2,100,000           2.04    Invitation Homes 2014-SFR2 Trust, Floating Rate
                              Note, 9/18/31 (144A)                                             2,047,521
  1,995,969           1.64    Invitation Homes 2014-SFR3 Trust, Floating Rate
                              Note, 12/18/31 (144A)                                            1,958,615
  2,550,000           2.44    Invitation Homes 2015-SFR2 Trust, Floating Rate
                              Note, 6/17/32 (144A)                                             2,429,734
  3,500,000           2.19    Invitation Homes 2015-SFR3 Trust, Floating Rate
                              Note, 8/19/32 (144A)                                             3,398,594
    599,517           0.85    Inwood Park CDO, Ltd., Floating Rate Note,
                              1/20/21 (144A)                                                     598,470
  3,468,945           0.88    Irwin Home Equity Loan Trust 2005-1, Floating Rate
                              Note, 6/25/25                                                    3,220,710
  1,040,531           1.93    Irwin Whole Loan Home Equity Trust 2003-C, Floating
                              Rate Note, 6/25/28                                               1,026,290
  1,968,644           1.14    Irwin Whole Loan Home Equity Trust 2005-B, Floating
                              Rate Note, 12/25/29                                              1,920,960
    387,850           1.21    IXIS Real Estate Capital Trust 2005-HE1, Floating
                              Rate Note, 6/25/35                                                 387,271
    342,422           1.11    IXIS Real Estate Capital Trust 2005-HE4, Floating
                              Rate Note, 2/25/36                                                 338,580
  2,462,924           1.21    JP Morgan Mortgage Acquisition Corp., 2005-FLD1,
                              Floating Rate Note, 7/25/35                                      2,439,832
    698,489           0.65    JP Morgan Mortgage Acquisition Corp., 2005-FRE1,
                              Floating Rate Note, 10/25/35                                       690,733
  1,430,237           0.58    JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                              Floating Rate Note, 5/25/36                                      1,424,079
    776,892           0.57    JP Morgan Mortgage Acquisition Trust 2006-CH1,
                              Floating Rate Note, 1/25/35                                        772,536
  5,702,000           3.19    Kabbage Funding 2014-1 Resecuritization Trust,
                              Floating Rate Note, 3/8/18 (144A)                                5,610,679
  1,250,000           2.07    KKR Financial CLO 2007-1, Ltd., Floating Rate Note,
                              5/15/21 (144A)                                                   1,227,566
  2,750,000                   Leaf Receivables Funding 8 LLC, 5.5%,
                              9/15/20 (144A)                                                   2,753,549
    775,900                   LEAF Receivables Funding 9 LLC, 1.98%,
                              9/15/21 (144A)                                                     775,117
    111,435           0.89    Lehman ABS Manufactured Housing Contract Trust
                              2002-A, Floating Rate Note, 6/15/33                                108,954
  1,700,000                   Master Credit Card Trust II, 1.64%, 1/22/18 (144A)               1,701,145
    800,685           1.07    MASTR Adjustable Rate Mortgages Trust 2004-11,
                              Floating Rate Note, 11/25/34                                       799,119
  2,500,000           0.76    Mercedes-Benz Master Owner Trust 2015-A, Floating
                              Rate Note, 4/15/19 (144A)                                        2,496,568

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    467,367           1.35    Morgan Stanley ABS Capital I, Inc., Trust 2004-SD3,
                              Floating Rate Note, 6/25/34 (144A)                         $       467,767
      5,479           1.21    Morgan Stanley ABS Capital I, Inc., Trust 2005-HE3,
                              Floating Rate Note, 7/25/35                                          5,490
  2,500,000           1.23    Morgan Stanley ABS Capital I, Inc., Trust 2005-HE3,
                              Floating Rate Note, 7/25/35                                      2,420,762
  2,169,309           1.17    Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC1,
                              Floating Rate Note, 1/25/35                                      2,091,312
     41,543           1.14    Morgan Stanley ABS Capital I, Inc., Trust 2005-WMC3,
                              Floating Rate Note, 3/25/35                                         41,419
    980,389           1.07    Morgan Stanley ABS Capital I, Inc., Trust 2005-NC2,
                              Floating Rate Note, 3/25/35                                        974,902
    107,262           0.51    Morgan Stanley Structured Trust, Floating Rate Note,
                              6/25/37                                                            106,675
  2,600,000           1.03    MOTOR 2015-1 Plc, Floating Rate Note,
                              6/27/22 (144A)                                                   2,600,620
    592,146                   Nations Equipment Finance Funding II LLC, 1.558%,
                              7/20/18 (144A)                                                     591,892
  2,124,818                   Nations Equipment Finance Funding III LLC, 3.61%,
                              2/22/21 (144A)                                                   2,126,071
    302,716           0.58    Nationstar Home Equity Loan Trust 2007-A, Floating
                              Rate Note, 3/25/37                                                 297,144
    803,247           1.13    New Century Home Equity Loan Trust 2005-1, Floating
                              Rate Note, 3/25/35                                                 798,225
    712,000           0.92    New Century Home Equity Loan Trust 2005-3 REMICS,
                              Floating Rate Note, 7/25/35                                        688,066
  2,600,000           2.18    NextGear Floorplan Master Owner Trust, Floating
                              Rate Note, 7/15/19 (144A)                                        2,573,756
  1,500,000           0.78    Nissan Auto Receivables 2015-C Owner Trust,
                              Floating Rate Note, 11/15/18                                     1,501,208
  2,750,000           0.79    Nissan Auto Receivables 2016-A Owner Trust,
                              Floating Rate Note, 2/15/19                                      2,750,858
    329,735           1.21    NovaStar Mortgage Funding Trust Series 2003-1,
                              Floating Rate Note, 5/25/33                                        304,052
  2,435,051           2.08    NovaStar Mortgage Funding Trust Series 2004-4,
                              Floating Rate Note, 3/25/35                                      2,405,636
  5,200,000                   NRZ Advance Receivables Trust Advance Receivables
                              Backed 2015-T1, 2.3147%, 8/15/46 (144A)                          5,193,570
  1,849,238                   OAK Hill Advisors Residential Loan Trust 2014-NPL2,
                              3.3517%, 4/25/54 (Step) (144A)                                   1,833,645
  4,573,000                   Ocwen Master Advance Receivables Trust, 2.532%,
                              11/15/46 (144A)                                                  4,567,284
  1,700,000                   Ocwen Master Advance Receivables Trust, 2.5365%,
                              9/17/46 (144A)                                                   1,699,058
  3,900,000                   OneMain Financial Issuance Trust 2014-2, 2.47%,
                              9/18/24 (144A)                                                   3,884,779
  1,994,672           1.23    Option One Mortgage Loan Trust 2005-1, Floating
                              Rate Note, 2/25/35                                               1,983,412

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 31

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    943,616           0.69    Option One Mortgage Loan Trust 2005-4 Asset-Backed
                              Certificates Series 2005-4, Floating Rate
                              Note, 11/25/35                                             $       936,602
     37,560                   Option One Mortgage Loan Trust 2007-FXD2, 5.9%,
                              3/25/37 (Step)                                                      34,103
    419,385           1.56    Option One Woodbridge Loan Trust 2002-1, Floating
                              Rate Note, 3/25/32 (144A)                                          416,868
    176,263                   Orange Lake Timeshare Trust 2012-A, 4.87%,
                              3/10/27 (144A)                                                     179,945
    719,911                   Oscar US Funding Trust III, 0.6%, 10/17/16 (144A)                  719,602
  2,000,000           0.00    Oscar US Funding Trust IV, Floating Rate Note,
                              7/15/20 (144A)                                                   2,000,000
    265,421           1.01    Ownit Mortgage Loan Trust Series 2005-5, Floating
                              Rate Note, 10/25/36                                                264,117
    523,112           1.45    Park Place Securities, Inc., Asset-Backed Pass-Through
                              Certificates Series 2004-WCW, Floating Rate Note,
                              9/25/34                                                            521,358
    182,110           0.69    Park Place Securities, Inc., Asset-Backed Pass-Through
                              Ctfs Ser 2005-WHQ4, Floating Rate Note, 9/25/35                    175,442
     82,821           1.37    Park Place Securities, Inc., Asset-Backed Pass-Through
                              Certificates Series 2004-MCW, Floating Rate Note,
                              10/25/34                                                            82,732
  1,360,280           0.80    Park Place Securities, Inc., Asset-Backed Pass-Through
                              Certificates Series 2005-WHQ4, Floating Rate Note,
                              9/25/35                                                          1,353,175
  2,290,000           1.04    PFS Financing Corp., Floating Rate Note,
                              10/15/19 (144A)                                                  2,268,259
  1,700,000           1.29    PFS Financing Corp., Floating Rate Note,
                              10/15/19 (144A)                                                  1,677,609
  4,145,000           1.04    PFS Financing Corp., Floating Rate Note,
                              2/15/19 (144A)                                                   4,129,637
  4,000,000           1.64    PFS Financing Corp., Floating Rate Note,
                              2/18/20 (144A)                                                   3,996,545
  1,250,000           2.19    PFS Financing Corp., Floating Rate Note,
                              2/18/20 (144A)                                                   1,248,399
    950,000           1.05    PFS Financing Corp., Floating Rate Note,
                              4/15/20 (144A)                                                     937,849
    350,831           0.75    Popular ABS Mortgage Pass-Through Trust 2006-A,
                              Floating Rate Note, 2/25/36                                        344,296
    674,921                   Prestige Auto Receivables Trust 2013-1, 1.33%,
                              5/15/19 (144A)                                                     674,791
  3,788,458                   Pretium Mortgage Credit Partners I 2015-NPL2 LLC,
                              3.75%, 5/27/30 (Step) (144A)                                     3,739,803
  3,000,000                   Pretium Mortgage Credit Partners LLC, 4.375%,
                              2/27/31 (Step) (144A)                                            2,993,713
  4,750,000                   Progreso Receivables Funding II LLC, 3.5%,
                              7/8/19 (144A)                                                    4,756,757

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                                Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  3,050,000                   Progreso Receivables Funding III LLC, 3.625%,
                              1/30/25 (144A)                                             $     3,047,551
  1,700,000                   Progreso Receivables Funding IV LLC, 3.0%,
                              7/8/20 (144A)                                                    1,690,720
  3,000,000           2.84    Progress Residential 2015-SFR1 Trust, Floating
                              Rate Note, 2/20/32 (144A)                                        2,912,470
  2,436,735                   PURCHASING POWER FUNDING 2015-A LLC,
                              3.5%, 12/15/19 (144A)                                            2,436,735
  2,398,574           1.09    Quest Trust REMICS, Floating Rate Note,
                              3/25/34 (144A)                                                   2,331,248
    504,010           1.38    RAAC Series 2005-RP1 Trust, Floating Rate Note,
                              7/25/37 (144A)                                                     500,092
    987,826           1.23    RAAC Series 2005-RP3 Trust, Floating Rate Note,
                              5/25/39 (144A)                                                     950,629
  1,683,340           0.68    RAAC Series 2006-RP2 Trust, Floating Rate Note,
                              2/25/37 (144A)                                                   1,661,330
    581,764           1.37    RAMP Series 2004-RS11 Trust, Floating Rate Note,
                              11/25/34                                                           576,446
    766,174           0.92    RAMP Series 2004-RZ1 Trust, Floating Rate Note,
                              3/25/34                                                            769,017
    120,296           1.18    RAMP Series 2005-RS6 Trust, Floating Rate Note,
                              6/25/35                                                            120,076
    220,856           0.83    RAMP Series 2005-RZ3 Trust, Floating Rate Note,
                              9/25/35                                                            220,174
    147,490           0.62    RAMP Series 2006-NC1 Trust, Floating Rate Note,
                              12/25/35                                                           147,323
    956,257           0.59    RAMP Series 2006-RZ3 Trust, Floating Rate Note,
                              10/25/35                                                           948,787
    644,795           0.86    RASC Series 2005-KS9 Trust, Floating Rate Note,
                              10/25/35                                                           634,351
  1,338,144                   RBSHD 2013-1 Trust, 4.6853%, 10/25/47
                              (Step) (144A)                                                    1,338,109
    101,448           1.33    Salomon Mortgage Loan Trust Series 2001-CB4,
                              Floating Rate Note, 11/25/33                                       100,201
    751,729           1.26    SASCO Mortgage Loan Trust 2005-GEL1, Floating
                              Rate Note, 12/25/34                                                732,622
  2,566,699           0.89    Saxon Asset Securities Trust 2005-3, Floating Rate
                              Note, 11/25/35                                                   2,529,714
    684,002           0.66    Saxon Asset Securities Trust 2005-4, Floating Rate
                              Note, 11/25/37                                                     681,613
  3,778,000           2.49    Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                              9/18/31 (144A)                                                   3,562,761
  2,091,929                   Skopos Auto Receivables Trust 2015-2, 3.55%,
                              2/17/20 (144A)                                                   2,089,603
  1,190,650           0.86    SMART ABS Series 2015-1US Trust, Floating Rate
                              Note, 8/14/17                                                    1,190,795
  3,650,000           1.19    SMART ABS Series 2015-3US Trust, Floating
                              Rate Note, 4/16/18                                               3,646,339

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 33

--------------------------------------------------------------------------------------------------------
              Floating
Principal     Rate (b)
Amount ($)    (unaudited)                                                                Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  2,400,000                   SNAAC Auto Receivables Trust 2013-1, 4.56%,
                              4/15/20 (144A)                                             $     2,402,666
     21,862                   SNAAC Auto Receivables Trust 2014-1, 1.03%,
                              9/17/18 (144A)                                                      21,861
  1,800,000           0.00    Sofi Professional Loan Program 2016-A LLC, Floating
                              Rate Note, 8/25/36 (144A)                                        1,787,402
  1,064,553           1.16    Soundview Home Loan Trust 2005-DO1, Floating Rate
                              Note, 5/25/35                                                    1,058,336
    533,612           0.69    Soundview Home Loan Trust 2005-OPT4, Floating
                              Rate Note, 12/25/35                                                524,040
    231,484           0.82    Specialty Underwriting & Residential Finance Trust
                              Series 2005-AB2, Floating Rate Note, 6/25/36                       230,628
    381,506           0.76    Specialty Underwriting & Residential Finance Trust
                              Series 2005-AB2, Floating Rate Note, 6/25/36                       380,038
    104,369           0.63    Specialty Underwriting & Residential Finance Trust
                              Series 2006-BC1, Floating Rate Note, 12/25/36                      104,062
  3,640,376           0.73    Specialty Underwriting & Residential Finance Trust
                              Series 2006-BC1, Floating Rate Note, 12/25/36                    3,525,168
    521,867           1.50    Structured Asset Investment Loan Trust 2004-10,
                              Floating Rate Note, 11/25/34                                       518,199
  1,933,122           1.47    Structured Asset Investment Loan Trust 2004-BNC2,
                              Floating Rate Note, 12/25/34                                     1,921,434
  2,332,816           1.16    Structured Asset Investment Loan Trust 2005-6,
                              Floating Rate Note, 7/25/35                                      2,325,515
  1,185,035           1.14    Structured Asset Investment Loan Trust 2005-HE1,
                              Floating Rate Note, 7/25/35                                      1,158,815
    982,014           0.63    Structured Asset Investment Loan Trust 2006-1,
                              Floating Rate Note, 1/25/36                                        960,688
    551,010           1.03    Structured Asset Securities Corp., Mortgage Loan
                              Trust 2005-S7, Floating Rate Note, 12/25/35 (144A)                 543,562
  2,049,821           0.58    Structured Asset Securities Corp., Mortgage Loan Trust
                              2006-EQ1, Floating Rate Note, 7/25/36 (144A)                     1,991,107
    963,469           0.65    Structured Asset Securities Corp., Mortgage Loan Trust
                              2006-GEL4, Floating Rate Note, 10/25/36 (144A)                     956,745
  3,665,724           0.73    Structured Asset Securities Corp., Mortgage Loan Trust
                              2007-TC1, Floating Rate Note, 4/25/31 (144A)                     3,441,284
  1,072,992           1.93    Structured Asset Securities Corp., Mortgage
                              Pass-Through Ctfs Ser 2003-BC2, Floating Rate
                              Note, 3/25/33                                                    1,066,071
    430,693           0.65    Structured Asset Securities Corp., Trust 2005-AR1,
                              Floating Rate Note, 9/25/35                                        428,192
  1,394,342                   Sunset Mortgage Loan Co., 2014-NPL2 LLC, 3.721%,
                              11/16/44 (Step) (144A)                                           1,386,673
  3,521,299                   Sunset Mortgage Loan Co., 2015-NPL1 LLC, 4.4586%,
                              9/16/45 (Step) (144A)                                            3,522,690
  4,559,977           1.74    SWAY Residential 2014-1 Trust, Floating Rate Note,
                              1/20/32 (144A)                                                   4,484,439

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    739,447           1.37    Terwin Mortgage Trust Series TMTS 2003-8HE,
                              Floating Rate Note, 12/25/34                               $       718,064
  1,786,599           0.88    Terwin Mortgage Trust Series TMTS 2005-10HE,
                              Floating Rate Note, 6/25/36                                      1,781,287
  1,211,445           0.74    Terwin Mortgage Trust Series TMTS 2005-12ALT,
                              Floating Rate Note, 7/25/36                                      1,184,440
  1,400,000                   Tidewater Auto Receivables Trust 2016-A, 2.3%,
                              9/15/19 (144A)                                                   1,399,888
  2,116,160                   Toyota Auto Receivables 2014-A Owner Trust, 0.67%,
                              12/15/17                                                         2,113,369
    107,591                   Toyota Auto Receivables 2014-C Owner Trust, 0.51%,
                              2/15/17                                                            107,571
  3,079,000           1.69    Trade MAPS 1, Ltd., Floating Rate Note,
                              12/10/18 (144A)                                                  3,046,961
  2,795,000           1.14    Trade MAPS 1, Ltd., Floating Rate Note,
                              12/10/18 (144A)                                                  2,776,991
  2,523,000           1.39    Trafigura Securitisation Finance Plc., 2014-1,
                              Floating Rate Note, 4/16/18 (144A)                               2,484,000
  4,150,000           2.09    Tricon American Homes 2015-SFR1 Trust REMICS,
                              Floating Rate Note, 5/19/32 (144A)                               4,019,901
    656,368           2.13    Truman Capital Mortgage Loan Trust, Floating Rate
                              Note, 1/25/34                                                      643,067
    934,473           0.69    Truman Capital Mortgage Loan Trust, Floating Rate
                              Note, 3/25/36 (144A)                                               811,468
  3,484,289                   U.S. Residential Opportunity Fund IV Trust 2015-1,
                              3.7213%, 2/27/35 (144A)                                          3,458,053
  2,195,446                   United Auto Credit Securitization Trust 2015-1,
                              1.68%, 9/15/17 (144A)                                            2,191,999
  1,149,108                   United Auto Credit Securitization Trust 2016-1, 2.0%,
                              10/16/17 (144A)                                                  1,148,307
  2,831,927                   US Residential Opportunity Fund III Trust 2015-1,
                              3.7213%, 1/29/35 (144A)                                          2,808,409
    531,636                   VOLT XIX LLC, 3.875%, 4/26/55 (Step)                               531,661
  2,092,717                   VOLT XXV LLC, 3.5%, 6/26/45 (Step) (144A)                        2,057,924
  2,466,947                   VOLT XXXI LLC, 3.375%, 2/25/55 (Step) (144A)                     2,430,896
  2,009,155                   VOLT XXXIII LLC, 3.5%, 3/25/55 (Step) (144A)                     1,973,323
  6,845,024                   VOLT XXXIX LLC, 4.125%, 10/25/45 (Step) (144A)                   6,810,028
  2,042,387                   VOLT XXXVI LLC, 3.625%, 7/25/45 (Step) (144A)                    2,027,868
  3,422,070                   VOLT XXXVII LLC, 3.625%, 7/25/45 (Step) (144A)                   3,391,879
  3,366,831                   VOLT XXXVIII LLC, 3.875%, 9/25/45 (Step) (144A)                  3,321,201
    336,195           0.81    Wells Fargo Home Equity Asset-Backed Securities
                              2005-3 Trust, Floating Rate Note, 12/25/35                         334,807
  1,300,000           0.68    Wells Fargo Home Equity Asset-Backed Securities
                              2006-1 Trust REMICS, Floating Rate Note, 7/25/36                 1,218,956
  2,089,418           1.19    Westlake Automobile Receivables Trust 2015-2,
                              Floating Rate Note, 7/16/18 (144A)                               2,089,902

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 35

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  6,300,000           1.37    Westlake Automobile Receivables Trust 2015-3,
                              Floating Rate Note, 5/17/21 (144A)                         $     6,306,817
  2,730,000           1.49    Westlake Automobile Receivables Trust 2016-1,
                              Floating Rate Note, 1/15/19 (144A)                               2,731,706
    438,573                   Wheels SPV 2 LLC, 0.84%, 3/20/23 (144A)                            437,160
     26,484           0.71    Wilshire Mortgage Loan Trust, Floating Rate Note,
                              5/25/28                                                             25,605
  3,000,000                   World Financial Network Credit Card Master Trust,
                              1.26%, 3/15/21                                                   2,996,767
  1,725,000           0.91    World Financial Network Credit Card Master Trust,
                              Floating Rate Note, 2/15/22                                      1,720,814
  3,000,000           0.84    World Omni Auto Receivables Trust 2015-B, Floating
                              Rate Note, 7/15/19                                               2,999,434
                                                                                         ---------------
                                                                                         $   549,199,564
                                                                                         ---------------
                              Total Banks                                                $   549,244,739
--------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 5.7%
                              Other Diversified Financial Services -- 1.7%
  2,112,175           0.64    321 Henderson Receivables I LLC, Floating Rate Note,
                              6/15/41 (144A)                                             $     2,045,498
  1,300,000                   American Credit Acceptance Receivables Trust
                              2014-1, 5.2%, 4/12/21 (144A)                                     1,308,394
  1,368,716                   Ascentium Equipment Receivables 2014-1 LLC,
                              1.58%, 10/10/18 (144A)                                           1,368,598
     43,843                   AXIS Equipment Finance Receivables II LLC, 1.75%,
                              6/20/16                                                             43,840
  1,840,824                   BCC Funding VIII LLC, 1.794%, 6/22/20 (144A)                     1,825,365
  3,200,000                   Capital Auto Receivables Asset Trust 2013-1, 1.74%,
                              10/22/18                                                         3,200,915
  2,500,000           0.69    Chase Issuance Trust, Floating Rate Note, 11/15/18               2,500,090
  6,480,000           0.49    Chase Issuance Trust, Floating Rate Note, 4/15/19                6,469,161
    150,000           0.69    Chase Issuance Trust, Floating Rate Note, 4/15/19                  149,417
  3,000,000           0.45    Chase Issuance Trust, Floating Rate Note, 4/16/18                3,000,272
    108,627                   CNH Equipment Trust 2013-A, 0.69%, 6/15/18                         108,588
  1,550,000           1.04    CNH Wholesale Master Note Trust, Floating Rate Note,
                              8/15/19 (144A)                                                   1,548,008
  2,100,000           2.34    Colony American Homes 2014-2, Floating Rate Note,
                              7/19/31 (144A)                                                   2,014,471
  3,915,000           0.62    Discover Card Execution Note Trust, Floating Rate
                              Note, 10/15/18                                                   3,915,000
    786,583                   Enterprise Fleet Financing LLC, 0.87%, 9/20/19                     784,211
    594,083                   Enterprise Fleet Financing LLC, 0.93%,
                              4/20/18 (144A)                                                     593,728
     157,931          0.66    Fifth Third Auto Trust 2014-3, Floating Rate Note,
                              5/15/17                                                            157,911
  1,163,192                   FNA 2014-1 Trust, 1.296%, 12/10/22 (144A)                        1,151,924

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
  1,300,000           1.28    Gracechurch Card Funding Plc, Floating Rate Note,
                              5/15/19 (144A)                                             $     1,306,942
  1,323,612           0.66    Master Asset Backed Securities Trust 2006-AB1
                              REMICS, Floating Rate Note, 2/25/36                              1,313,313
    322,956           0.62    Master Asset Backed Securities Trust 2006-NC1,
                              Floating Rate Note, 1/25/36                                        322,165
  3,141,683           0.73    Master Specialized Loan Trust, Floating Rate Note,
                              1/25/36 (144A)                                                   3,049,925
     83,674           0.69    Nelnet Student Loan Trust 2005-1, Floating Rate
                              Note, 10/26/20                                                      83,567
    949,812                   PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29                          946,857
    269,195                   Prestige Auto Receivables Trust 2014-1, 0.97%,
                              3/15/18 (144A)                                                     269,036
  1,527,089                   Sierra Timeshare 2013-1 Receivables Funding LLC,
                              2.39%, 11/20/29 (144A)                                           1,508,706
    744,879                   TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                          735,431
    553,680           0.66    World Omni Auto Receivables Trust 2014-B, Floating
                              Rate Note, 1/16/18                                                 553,577
  1,179,719           0.65    World Omni Automobile Lease Securitization Trust
                              2014-A, Floating Rate Note, 3/15/17                              1,178,705
                                                                                         ---------------
                                                                                         $    43,453,615
--------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.4%
  2,600,000           0.84    Ally Master Owner Trust, Floating Rate Note, 6/17/19       $     2,588,308
    721,250                   Alterna Funding I LLC, 1.639%, 2/15/21 (144A)                      714,488
    170,280           1.78    Conseco Finance Corp., Floating Rate Note, 11/17/31                166,477
  3,255,000           0.88    GE Dealer Floorplan Master Note Trust, Floating Rate
                              Note, 10/21/19                                                   3,234,508
  1,190,000           0.83    GE Dealer Floorplan Master Note Trust, Floating Rate
                              Note, 4/20/18                                                    1,190,000
  2,670,000           0.81    GE Dealer Floorplan Master Note Trust, Floating Rate
                              Note, 7/22/19                                                    2,658,492
                                                                                         ---------------
                                                                                         $    10,552,273
--------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 2.9%
  1,136,186           0.81    Ally Auto Receivables Trust 2015-SN1, Floating Rate
                              Note, 6/20/17                                              $     1,135,794
  3,600,000                   American Credit Acceptance Receivables Trust
                              2013-1, 4.94%, 6/15/20 (144A)                                    3,626,297
     14,047                   American Credit Acceptance Receivables Trust
                              2014-3, 0.99%, 8/10/18 (144A)                                       14,045
    351,020                   American Credit Acceptance Receivables Trust
                              2014-4, 1.33%, 7/10/18 (144A)                                      350,621
    350,000           0.70    American Express Credit Account Master Trust,
                              Floating Rate Note, 1/15/20                                        350,209
  3,300,000           0.72    American Express Credit Account Master Trust,
                              Floating Rate Note, 5/15/20                                      3,300,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 37

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
  2,100,000           1.23    American Express Credit Account Secured Note
                              Trust 2012-4, Floating Rate Note, 5/15/20 (144A)           $     2,097,887
     45,918                   AmeriCredit Automobile Receivables Trust 2012-1,
                              2.67%, 1/8/18                                                       45,929
  2,750,000           0.72    BA Credit Card Trust, Floating Rate Note, 1/15/20                2,750,820
  6,400,000           0.70    BA Credit Card Trust, Floating Rate Note, 9/16/19                6,399,999
  2,350,000           0.96    Cabela's Credit Card Master Note Trust, Floating Rate
                              Note, 2/18/20 (144A)                                             2,348,784
  1,600,000           0.79    Cabela's Credit Card Master Note Trust, Floating Rate
                              Note, 3/16/20                                                    1,597,902
  3,630,000           1.03    Cabela's Credit Card Master Note Trust, Floating Rate
                              Note, 6/17/19 (144A)                                             3,631,478
    100,665                   California Republic Auto Receivables Trust 2013-1,
                              1.41%, 9/17/18 (144A)                                              100,671
  2,635,000           0.48    Capital One Multi-Asset Execution Trust, Floating Rate
                              Note, 11/15/19                                                   2,630,813
  3,400,000           0.51    Capital One Multi-Asset Execution Trust, Floating Rate
                              Note, 12/16/19                                                   3,394,051
  1,950,000           0.62    Capital One Multi-Asset Execution Trust, Floating Rate
                              Note, 2/15/19                                                    1,950,000
  5,470,000           0.53    Capital One Multi-Asset Execution Trust, Floating Rate
                              Note, 6/17/19                                                    5,466,976
  4,291,119           0.89    CarMax Auto Owner Trust 2015-3, Floating Rate
                              Note, 11/15/18                                                   4,292,690
     18,313           1.17    Chase Funding Trust Series 2002-4, Floating Rate
                              Note, 10/25/32                                                      16,934
  6,300,000           0.48    Chase Issuance Trust, Floating Rate Note, 3/15/19                6,282,250
  3,490,000           0.57    Citibank Credit Card Issuance Trust, Floating Rate
                              Note, 11/7/18                                                    3,490,310
  5,495,000           0.63    Citibank Credit Card Issuance Trust, Floating Rate
                              Note, 5/9/18                                                     5,495,466
    198,781                   CPS Auto Receivables Trust 2013-B, 1.82%,
                              9/15/20 (144A)                                                     198,364
    168,996                   CPS Auto Receivables Trust 2014-A, 1.21%,
                              8/15/18 (144A)                                                     168,419
  1,070,875                   CPS Auto Receivables Trust 2014-C, 1.31%,
                              2/15/19 (144A)                                                   1,065,047
    198,205                   CPS Auto Trust, 1.48%, 3/16/20 (144A)                              197,176
    236,374                   CPS Auto Trust, 1.82%, 12/16/19 (144A)                             235,964
    148,045                   Credit Acceptance Auto Loan Trust 2013-2, 1.5%,
                              4/15/21 (144A)                                                     147,955
  1,775,000                   First Investors Auto Owner Trust 2013-1, 2.53%,
                              1/15/20 (144A)                                                   1,759,057
    505,552                   First Investors Auto Owner Trust 2013-2, 1.23%,
                              3/15/19 (144A)                                                     505,024
    320,547                   First Investors Auto Owner Trust 2014-2, 0.86%,
                              8/15/18 (144A)                                                     320,332

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Consumer Finance -- (continued)
    646,028                   First Investors Auto Owner Trust 2014-3, 1.06%,
                              11/15/18 (144A)                                            $       645,045
  4,400,000           1.20    First National Master Note Trust 2015-1, Floating
                              Rate Note, 9/15/20                                               4,402,394
  1,136,481           0.69    Ford Credit Auto Owner Trust 2015-A, Floating Rate
                              Note, 1/15/18                                                    1,136,164
    900,000           0.84    Ford Credit Floorplan Master Owner Trust A, Floating
                              Rate Note, 2/15/19                                                 898,385
  2,045,000           0.86    Golden Credit Card Trust, Floating Rate Note,
                              9/15/18 (144A)                                                   2,045,000
     60,529                   Honda Auto Receivables 2013-2 Owner Trust,
                              0.53%, 2/16/17                                                      60,514
  1,925,000           0.86    Master Credit Card Trust II, Floating Rate Note,
                              1/22/18 (144A)                                                   1,922,571
     59,020                   Volvo Financial Equipment LLC Series 2013-1,
                              0.74%, 3/15/17 (144A)                                               59,010
                                                                                         ---------------
                                                                                         $    76,536,347
--------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.2%
    273,159           1.00    Accredited Mortgage Loan Trust 2005-1, Floating
                              Rate Note, 4/25/35                                         $       272,212
    450,705                   Engs Commercial Finance Trust 2015-1, 0.7%,
                              8/22/16 (144A)                                                     450,705
    268,313                   Horizon Funding Trust 2013-1, 3.0%, 5/15/18 (144A)                 267,810
    104,371                   Navitas Equipment Receivables LLC 2013-1,
                              1.95%, 11/15/16                                                    104,332
  3,457,572                   NewStar Commercial Lease Funding 2015-1 LLC,
                              3.27%, 4/15/19 (144A)                                            3,444,198
  1,822,249                   RMAT 2015-1 LLC, 4.09%, 7/27/20 (Step) (144A)                    1,812,120
                                                                                         ---------------
                                                                                         $     6,351,377
--------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.5%
  2,628,968           0.94    Chesapeake Funding LLC, Floating Rate Note,
                              2/7/27 (144A)                                              $     2,620,493
  1,750,000           2.19    Chesapeake Funding LLC, Floating Rate Note,
                              2/7/27 (144A)                                                    1,720,626
  3,646,197           0.85    Chesapeake Funding LLC, Floating Rate Note,
                              3/9/26 (144A)                                                    3,635,885
    414,421           1.69    Chesapeake Funding LLC, Floating Rate Note,
                              4/7/24 (144A)                                                      414,425
    244,066           0.89    Chesapeake Funding LLC, Floating Rate Note,
                              5/7/24 (144A)                                                      244,042
  3,534,000           2.29    Chesapeake Funding LLC, Floating Rate Note,
                              5/7/24 (144A)                                                    3,533,482
                                                                                         ---------------
                                                                                         $    12,168,953
                                                                                         ---------------
                              Total Diversified Financials                               $   149,062,565
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 39

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.1%
                              Real Estate Services -- 0.1%
  1,499,000           3.72    Home Partners of America 2016-1 Trust, Floating
                              Rate Note, 3/18/33 (144A)                                  $     1,443,688
    591,661           0.62    HSI Asset Securitization Corp., Trust 2006-OPT1,
                              Floating Rate Note, 12/25/35                                       582,318
                                                                                         ---------------
                                                                                         $     2,026,006
                                                                                         ---------------
                              Total Real Estate                                          $     2,026,006
--------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.2%
  2,255,989           2.43    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 10/25/23                                        $     2,264,907
    541,510                   Federal Home Loan Banks, 2.9%, 4/20/17                             550,783
  1,110,909           1.89    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 11/25/23                              1,111,260
    856,082           1.08    Fremont Home Loan Trust 2005-B, Floating Rate
                              Note, 4/25/35                                                      855,556
                                                                                         ---------------
                                                                                         $     4,782,506
                                                                                         ---------------
                              Total Government                                           $     4,782,506
--------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $733,828,011)                                        $   731,683,640
--------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 31.3%
                              ENERGY -- 0.1%
                              Oil & Gas Exploration & Production -- 0.1%
  2,556,396           0.87    Four Corners CLO III, Ltd., Floating Rate Note,
                              7/22/20 (144A)                                             $     2,540,207
                                                                                         ---------------
                              Total Energy                                               $     2,540,207
--------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.0%+
                              Trucking -- 0.0%+
    386,340           0.99    Hertz Fleet Lease Funding LP, Floating Rate Note,
                              12/10/27 (144A)                                            $       385,672
    500,000           1.49    Hertz Fleet Lease Funding LP, Floating Rate Note,
                              12/10/27 (144A)                                                    500,196
                                                                                         ---------------
                                                                                         $       885,868
                                                                                         ---------------
                              Total Transportation                                       $       885,868
--------------------------------------------------------------------------------------------------------
                              BANKS -- 23.2%
                              Thrifts & Mortgage Finance -- 23.2%
     15,914                   A10 Securitization 2013-1 LLC, 2.4%,
                              11/17/25 (144A)                                            $        15,915
  3,128,925                   A10 Term Asset Financing 2014-1 LLC, 1.72%,
                              4/15/33 (144A)                                                   3,096,351
  5,217,457           1.27    Aberdeen Loan Funding, Ltd., Floating Rate Note,
                              11/1/18 (144A)                                                   5,169,385

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,750,000           2.27    Aberdeen Loan Funding, Ltd., Floating Rate Note,
                              11/1/18 (144A)                                             $     1,738,235
    866,772           0.83    ACAS CLO 2007-1, Ltd., Floating Rate Note,
                              4/20/21 (144A)                                                     866,059
  2,500,000           1.89    ACRE Commercial Mortgage Trust 2014-FL2, Floating
                              Rate Note, 8/15/31 (144A)                                        2,466,184
  1,740,107           1.44    ACRE Commercial Mortgage Trust 2014-FL2, Floating
                              Rate Note, 8/15/31 (144A)                                        1,728,038
    693,864           1.21    Adjustable Rate Mortgage Trust 2005-2, Floating
                              Rate Note, 6/25/35                                                 683,675
    911,874           0.71    Adjustable Rate Mortgage Trust 2005-5, Floating
                              Rate Note, 9/25/35                                                 846,806
    437,974           1.06    Alternative Loan Trust 2003-3T1, Floating Rate
                              Note, 5/25/33                                                      425,496
  1,873,481           1.01    Alternative Loan Trust 2004-6CB, Floating Rate
                              Note, 4/25/34                                                    1,791,244
    901,272           1.33    Alternative Loan Trust 2004-J13, Floating Rate
                              Note, 2/25/35                                                      878,815
  3,000,000           1.92    Apidos CLO IX, Floating Rate Note, 7/17/23 (144A)                2,991,547
  5,000,000           2.19    Arbor Realty Collateralized Loan Obligation
                              2015-FL1, Ltd., Floating Rate Note, 3/17/25 (144A)               4,850,000
  2,000,000           3.35    Babson CLO, Ltd., 2011-I, Floating Rate Note,
                              9/28/21 (144A)                                                   1,901,053
  3,613,000           2.64    BAMLL Commercial Mortgage Securities Trust
                              2014-FL1, Floating Rate Note, 12/17/31 (144A)                    3,565,194
  1,920,000           1.54    BAMLL Commercial Mortgage Securities Trust
                              2014-ICTS, Floating Rate Note, 6/15/28 (144A)                    1,924,899
  3,490,000           3.03    BAMLL Commercial Mortgage Securities Trust
                              2014-INLD REMICS, Floating Rate Note,
                              12/17/29 (144A)                                                  3,406,981
  5,500,000           0.00    BAMLL Commercial Mortgage Securities Trust
                              2016-ASHF, Floating Rate Note, 3/15/28 (144A)                    5,494,500
  4,700,000           5.37    BAMLL Re-REMIC Trust 2014-FRR5, Floating Rate
                              Note, 3/29/45 (144A)                                             4,560,469
  7,000,000           2.69    BAMLL Re-REMIC Trust 2014-FRR7, Floating Rate
                              Note, 10/26/44 (144A)                                            6,834,588
    893,083           5.46    Bank of America Commercial Mortgage Trust 2006-1,
                              Floating Rate Note, 9/10/45                                        892,592
  1,543,088           0.74    Bank of America Funding 2005-A Trust, Floating Rate
                              Note, 2/20/35                                                    1,477,821
     83,612           3.43    Bank of America Mortgage 2003-A Trust, Floating
                              Rate Note, 2/25/33                                                  81,660
    295,509           2.75    Bank of America Mortgage 2003-F Trust, Floating
                              Rate Note, 7/25/33                                                 295,059
  1,227,490           2.72    Bank of America Mortgage 2004-D Trust, Floating
                              Rate Note, 5/25/34                                               1,213,613
    339,323           2.75    Bank of America Mortgage 2004-I Trust, Floating
                              Rate Note, 10/25/34                                                329,500

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 41

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  2,383,137           2.04    BBCMS Trust 2014-BXO REMICS, Floating Rate
                              Note, 8/16/27 (144A)                                       $     2,344,282
  3,150,000           2.44    BBCMS Trust 2015-SLP, Floating Rate Note,
                              2/15/28 (144A)                                                   3,029,931
  1,182,446           2.98    BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                              9/26/35 (144A)                                                   1,192,031
    597,300           2.60    BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                              5/28/36 (144A)                                                     597,603
    818,729           3.18    BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                              12/27/34 (144A)                                                    834,157
    804,258           1.27    Bear Stearns ALT-A Trust 2004-11, Floating Rate
                              Note, 11/25/34                                                     778,074
  1,539,587           1.13    Bear Stearns ALT-A Trust 2004-12, Floating Rate
                              Note, 1/25/35                                                    1,482,982
  4,113,722           1.27    Bear Stearns ALT-A Trust 2004-12, Floating Rate
                              Note, 1/25/35                                                    3,848,825
  2,496,537           1.27    Bear Stearns ALT-A Trust 2004-12, Floating Rate
                              Note, 1/25/35                                                    2,344,276
  2,480,868           1.13    Bear Stearns ALT-A Trust 2004-12, Floating Rate
                              Note, 1/25/35                                                    2,423,191
    459,917           1.17    Bear Stearns ALT-A Trust 2004-13, Floating Rate
                              Note, 11/25/34                                                     447,452
  1,995,529           1.03    Bear Stearns ALT-A Trust 2004-4, Floating Rate
                              Note, 6/25/34                                                    1,886,886
    797,524           0.93    Bear Stearns ALT-A Trust 2005-2, Floating Rate
                              Note, 3/25/35                                                      773,825
  1,052,562           2.88    Bear Stearns ARM Trust 2003-3, Floating Rate
                              Note, 5/25/33                                                    1,045,389
    268,112           2.95    Bear Stearns ARM Trust 2004-3, Floating Rate
                              Note, 7/25/34                                                      257,242
    430,998           2.38    Bear Stearns ARM Trust 2005-5, Floating Rate
                              Note, 8/25/35                                                      431,749
    216,017           1.53    Bear Stearns Asset Backed Securities Trust 2003-AC5,
                              Floating Rate Note, 10/25/33                                       199,540
    315,689           4.99    Bear Stearns Commercial Mortgage Securities Trust
                              2005-PWR9, Floating Rate Note, 9/11/42                             316,022
    886,911           5.79    Bear Stearns Commercial Mortgage Securities Trust
                              2006-PWR12, Floating Rate Note, 9/11/38                            885,889
    324,648           2.83    Bear Stearns Mortgage Securities, Inc., Floating Rate
                              Note, 6/25/30                                                      327,341
  2,130,397           2.94    Bellemeade Re, Ltd., Floating Rate Note,
                              7/25/25 (144A)                                                   2,099,027
  4,100,000           2.39    BHMS 2014-ATLS Mortgage Trust REMICS, Floating
                              Rate Note, 7/8/33 (144A)                                         3,989,130
  4,500,000           1.01    Black Diamond CLO 2006-1 Luxembourg SA, Floating
                              Rate Note, 4/29/19 (144A)                                        4,224,002
  2,490,000           1.79    BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)             2,408,407

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  3,900,000           2.19    Boca Hotel Portfolio Trust 2013-BOCA, Floating Rate
                              Note, 8/17/26 (144A)                                       $     3,892,062
  3,823,000           3.29    BXHTL 2015-JWRZ Mortgage Trust, Floating Rate Note,
                              5/15/29 (144A)                                                   3,616,760
  2,530,550           0.88    Callidus Debt Partners Clo Fund VI, Ltd., Floating Rate
                              Note, 10/23/21 (144A)                                            2,459,208
  3,300,000           2.29    Carefree Portfolio Trust 2014-CARE, Floating Rate
                              Note, 11/15/29 (144A)                                            3,264,169
    500,000           3.02    Carefree Portfolio Trust 2014-CARE, Floating Rate
                              Note, 11/15/29 (144A)                                              453,153
  2,200,000           0.00    Cathedral Lake CLO 2015-3, Ltd., Floating Rate
                              Note, 1/15/26 (144A)                                             2,199,991
  6,045,000           2.94    CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                              5,868,360
  7,200,000           2.59    CFCRE 2015-RUM Mortgage Trust, Floating Rate
                              Note, 7/15/30 (144A)                                             6,982,013
  1,000,000           5.04    CFCRE 2015-RUM Mortgage Trust, Floating Rate
                              Note, 7/15/30 (144A)                                               972,387
  1,050,000           1.64    CGBAM Commercial Mortgage Trust 2014-HD,
                              Floating Rate Note, 2/18/31 (144A)                               1,038,363
  5,670,000           1.39    CG-CCRE Commercial Mortgage Trust 2014-FL1,
                              Floating Rate Note, 6/16/31 (144A)                               5,658,335
  3,650,000           2.10    CGGS Commercial Mortgage Trust 2016-RND,
                              Floating Rate Note, 2/9/33 (144A)                                3,650,000
  9,130,000           2.34    CGWF Commercial Mortgage Trust 2013-RKWH
                              REMICS, Floating Rate Note, 11/15/30 (144A)                      9,088,065
    106,660           0.76    Chevy Chase Funding LLC Mortgage-Backed Certificates
                              Series 2004-1, Floating Rate Note, 1/25/35 (144A)                   95,470
     46,667           0.73    Chevy Chase Funding LLC Mortgage-Backed Certificates
                              Series 2004-3, Floating Rate Note, 8/25/35 (144A)                   41,452
    505,342           0.93    CHL Mortgage Pass-Through Trust 2003-15 REMICS,
                              Floating Rate Note, 6/25/18                                        491,930
    114,788           0.88    CIFC Funding 2007-I, Ltd., Floating Rate Note,
                              5/10/21 (144A)                                                     113,428
  2,517,308           2.44    CIM Trust 2015-4AG, Floating Rate Note,
                              11/25/57 (144A)                                                  2,474,390
      5,874                   Citicorp Mortgage Securities REMIC Pass-Through
                              Certificates Trust Series 2005-4, 5.0%, 7/25/20                      6,034
    745,466                   Citicorp Mortgage Securities REMIC Pass-Through
                              Certificates Trust Series 2005-7, 5.0%, 10/25/35                   753,781
  4,900,000           6.03    Citigroup Commercial Mortgage Trust 2006-C4,
                              Floating Rate Note, 3/17/49                                      4,877,179
  3,840,000           1.48    Citigroup Commercial Mortgage Trust 2014-388G
                              REMICS, Floating Rate Note, 6/16/33 (144A)                       3,737,487
  1,500,000           3.74    Citigroup Commercial Mortgage Trust 2015-SHP2,
                              Floating Rate Note, 7/15/27 (144A)                               1,467,857
  5,000,000           2.54    Citigroup Commercial Mortgage Trust 2015-SSHP
                              REMICS, Floating Rate Note, 9/15/27 (144A)                       4,840,800

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 43

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,151,864                   Citigroup Mortgage Loan Trust 2010-4 REMICS, 5.0%,
                              10/25/35 (144A)                                            $     1,180,471
      1,005                   Citigroup Mortgage Loan Trust, Inc., 6.5%, 6/25/16                   1,019
    950,000           4.65    City Center Trust 2011-CCHP, Floating Rate Note,
                              7/17/28 (144A)                                                     951,412
  1,189,898           1.03    CNL Commercial Mortgage Loan Trust 2002-1, Floating
                              Rate Note, 10/25/28 (144A)                                       1,121,479
  4,500,000           2.38    Colony Mortgage Capital Series 2015-FL3, Ltd.,
                              Floating Rate Note, 9/5/32 (144A)                                4,494,150
    876,480           5.84    COMM 2006-C7 Mortgage Trust, Floating Rate Note,
                              6/10/46                                                            875,538
  6,000,000           1.24    Comm 2014-BBG Mortgage Trust REMICS, Floating
                              Rate Note, 3/15/29 (144A)                                        5,857,355
  5,600,000           2.89    COMM 2014-FL4 Mortgage Trust REMICS, Floating
                              Rate Note, 7/15/31 (144A)                                        5,430,380
  4,970,000           2.59    COMM 2014-FL5 Mortgage Trust, Floating Rate
                              Note, 10/17/31 (144A)                                            4,873,395
  5,740,000           2.08    COMM 2014-KYO Mortgage Trust, Floating Rate
                              Note, 6/11/27 (144A)                                             5,628,151
  6,980,000           1.24    COMM 2014-PAT Mortgage Trust REMICS, Floating
                              Rate Note, 8/13/27 (144A)                                        6,817,869
  2,722,000           2.03    COMM 2014-PAT Mortgage Trust, Floating Rate Note,
                              8/13/27 (144A)                                                   2,628,604
  5,589,000           2.19    COMM 2014-SAVA Mortgage Trust, Floating Rate Note,
                              6/15/34 (144A)                                                   5,470,819
  7,340,000           2.04    COMM 2014-TWC Mortgage Trust, Floating Rate Note,
                              2/13/32 (144A)                                                   7,167,597
  4,500,000           3.02    Cratos CLO, Ltd., Floating Rate Note, 5/19/21 (144A)             4,475,902
  4,434,000           5.81    Credit Suisse Commercial Mortgage Trust Series
                              2006-C3 REMICS, Floating Rate Note, 6/15/38                      4,444,453
    352,836           1.17    Credit Suisse First Boston Mortgage Securities Corp.,
                              Floating Rate Note, 6/25/34                                        337,444
  1,929,767           0.70    Credit Suisse First Boston Mortgage Securities, 05-6,
                              Floating Rate Note, 7/25/35                                      1,877,882
    475,334           2.94    Credit Suisse Mortgage Capital Certificates REMICS,
                              Floating Rate Note, 7/27/36 (144A)                                 475,275
  2,894,322           1.87    Crown Point CLO, Ltd., Floating Rate Note,
                              11/21/22 (144A)                                                  2,888,493
  2,300,000           2.69    CSMC 2015-TWNI Trust, Floating Rate Note,
                              3/15/28 (144A)                                                   2,222,059
  3,500,000           2.29    CSMC Trust 2015-DEAL, Floating Rate Note,
                              4/16/29 (144A)                                                   3,380,276
  3,750,000           3.29    CSMC Trust 2015-SAND, Floating Rate Note,
                              8/15/30 (144A)                                                   3,603,619
  1,100,000           5.14    CSMC Trust 2015-SAND, Floating Rate Note,
                              8/15/30 (144A)                                                   1,068,887

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,850,000           2.04    EQTY 2014-INNS Mortgage Trust REMICS, Floating
                              Rate Note, 5/8/31 (144A)                                   $     1,780,881
  3,530,000           1.64    EQTY 2014-INNS Mortgage Trust, Floating Rate Note,
                              5/8/31 (144A)                                                    3,405,158
    721,726           2.68    First Horizon Mortgage Pass-Through Trust 2003-AR3,
                              Floating Rate Note, 9/25/33                                        717,391
  1,522,540           0.77    Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)               1,505,272
  1,927,175           1.74    GAHR Commercial Mortgage Trust 2015-NRF, Floating
                              Rate Note, 12/15/16 (144A)                                       1,910,597
  4,450,000           2.02    Gale Force 3 Clo, Ltd., Floating Rate Note,
                              4/19/21 (144A)                                                   3,912,824
    611,695                   Global Mortgage Securitization, Ltd., 5.25%, 4/25/32               590,022
    296,476           0.75    Global Mortgage Securitization, Ltd., Floating Rate
                              Note, 11/25/32 (144A)                                              277,484
  2,979,705           0.70    Global Mortgage Securitization, Ltd., Floating Rate
                              Note, 4/25/32                                                    2,845,244
  1,786,000           1.01    Golden Knight CDO, Ltd./Golden Knight CDO Corp,
                              Floating Rate Note, 4/15/19 (144A)                               1,744,348
  3,500,000           3.37    Goldman Sachs Asset Management CLO Plc, Floating
                              Rate Note, 8/1/22 (144A)                                         3,368,112
  2,600,000           1.37    Gosforth Funding 2016-1 Plc, Floating Rate Note,
                              2/15/58 (144A)                                                   2,600,000
  3,350,000           1.74    GP Portfolio Trust 2014-GGP, Floating Rate Note,
                              2/16/27 (144A)                                                   3,282,272
  3,500,000           3.69    GS Mortgage Securities Corp., Trust 2016-ICE2,
                              Floating Rate Note, 2/15/33 (144A)                               3,501,226
  7,476,057           5.79    GS Mortgage Securities Trust 2007-GG10 REMICS,
                              Floating Rate Note, 8/10/45                                      7,700,441
  2,000,000           2.18    GS Mortgage Securities Trust 2014-GSFL, Floating
                              Rate Note, 7/15/31 (144A)                                        1,993,114
  1,088,416           1.21    GSAA Home Equity Trust 2004-6, Floating Rate Note,
                              6/25/34                                                          1,044,354
    522,633           1.17    GSAA Home Equity Trust 2004-8, Floating Rate Note,
                              9/25/34                                                            512,042
    601,909           2.80    HarborView Mortgage Loan Trust 2004-1, Floating
                              Rate Note, 4/19/34                                                 595,486
    243,316           1.56    HarborView Mortgage Loan Trust 2004-4, Floating
                              Rate Note, 6/19/34                                                 231,795
  1,411,188           1.53    Homestar Mortgage Acceptance Corp., REMICS,
                              Floating Rate Note, 9/25/34                                      1,378,750
  5,037,842           1.07    Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 3/25/34                                                    4,770,750
    684,675           1.13    Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 6/25/34                                                      665,408
  1,323,548           0.88    Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 7/25/34                                                    1,298,214

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 45

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  1,364,976           1.01    Homestar Mortgage Acceptance Corp., Floating Rate
                              Note, 7/25/34                                              $     1,344,573
  3,500,000           2.02    Hudsons Bay Simon JV Trust 2015-HBS, Floating Rate
                              Note, 8/7/34 (144A)                                              3,491,866
  2,480,000           2.14    Hyatt Hotel Portfolio Trust 2015-HYT, Floating Rate
                              Note, 11/15/29 (144A)                                            2,416,151
    664,814           1.34    Impac CMB Trust Series 2003-8, Floating Rate
                              Note, 10/25/33                                                     631,154
  1,786,776           1.07    Impac CMB Trust Series 2004-4, Floating Rate
                              Note, 9/25/34                                                    1,679,568
  1,557,326           1.05    Impac CMB Trust Series 2004-4, Floating Rate Note,
                              9/25/34                                                          1,469,636
    469,160           1.28    Impac CMB Trust Series 2004-5, Floating Rate Note,
                              8/25/34                                                            454,518
    444,078           1.23    Impac CMB Trust Series 2004-6, Floating Rate Note,
                              10/25/34                                                           403,438
  1,575,567           1.26    Impac CMB Trust Series 2004-8, Floating Rate Note,
                              8/25/34                                                          1,499,870
    229,784           3.06    Impac CMB Trust Series 2004-8, Floating Rate Note,
                              8/25/34                                                            220,694
    371,528           1.49    Impac Secured Assets CMN Owner Trust, Floating Rate
                              Note, 11/25/34                                                     365,019
    682,179           0.63    Impac Secured Assets Trust 2006-5, Floating Rate
                              Note, 12/25/36                                                     633,083
     97,465           6.45    JP Morgan Chase Commercial Mortgage Securities
                              Corp., Pass-Through Certificates Series 2002 CIBC4,
                              Floating Rate Note, 5/12/34                                         99,364
    221,614           4.84    JP Morgan Chase Commercial Mortgage Securities
                               Trust 2004-LN2, Floating Rate Note, 7/15/41 (144A)                220,991
  5,046,268           5.56    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP6, Floating Rate Note, 4/15/43                     5,039,915
     67,456           0.59    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2006-LDP9, Floating Rate Note, 5/15/47                        66,988
  5,573,636                   JP Morgan Chase Commercial Mortgage Securities
                              Trust 2007-CIBC18, 5.44%, 6/12/47                                5,671,357
  5,600,000           1.69    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)               5,503,083
  4,280,000           1.84    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)              4,162,653
  3,470,000           2.39    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-CBM, Floating Rate Note, 10/15/29 (144A)              3,364,487
  1,418,847           2.19    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)              1,404,657
  2,500,000           2.54    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-FL5 REMICS, Floating Rate Note,
                              7/15/31 (144A)                                                   2,443,825

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  3,927,098           1.84    JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-FL6, Floating Rate Note, 11/17/31 (144A)              $     3,929,097
  3,750,000           1.36    JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-INN, Floating Rate Note, 6/15/29 (144A)                     3,660,539
  3,500,000           2.14    JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-INN, Floating Rate Note, 6/15/29 (144A)                     3,346,194
  3,770,000           2.04    JP Morgan Chase Commercial Mortgage Securities Trust
                              2014-PHH, Floating Rate Note, 8/16/27 (144A)                     3,682,665
  4,650,000           2.69    JP Morgan Chase Commercial Mortgage Securities Trust
                              2015-COSMO, Floating Rate Note, 1/15/32 (144A)                   4,525,979
  3,600,000           2.24    JP Morgan Chase Commercial Mortgage Securities Trust
                              2015-FL7, Floating Rate Note, 5/15/28 (144A)                     3,525,526
  4,500,000           3.19    JP Morgan Chase Commercial Mortgage Securities Trust
                              2015-SGP, Floating Rate Note, 7/15/36 (144A)                     4,458,945
  5,590,123           0.93    JP Morgan Seasoned Mortgage Trust 2014-1, Floating
                              Rate Note, 5/25/33 (144A)                                        5,325,063
    992,401           1.12    Lanark Master Issuer Plc, Floating Rate Note,
                              12/22/54 (144A)                                                    992,588
     59,064                   LB-UBS Commercial Mortgage Trust 2004-C1,
                              4.568%, 1/15/31                                                     59,237
  6,970,000           5.87    LB-UBS Commercial Mortgage Trust 2006-C4, Floating
                              Rate Note, 6/15/38                                               6,954,676
  3,496,743           1.88    LCM X LP, Floating Rate Note, 4/15/22 (144A)                     3,469,108
    585,104           1.39    Lehman Brothers Small Balance Commercial Mortgage
                              Trust 2007-3 Class 1A4, Floating Rate Note,
                              10/25/37 (144A)                                                    582,893
    882,526           1.49    Lehman Brothers Small Balance Commercial Mortgage
                              Trust 2007-3, Floating Rate Note, 10/25/37 (144A)                  879,387
    609,384           0.66    Lehman Brothers Small Balance Commercial, Floating
                              Rate Note, 4/25/31 (144A)                                          573,734
  1,363,214           0.67    Lehman Brothers Small Balance Commercial, Floating
                              Rate Note, 4/25/31 (144A)                                        1,286,789
  1,882,748           1.14    Lehman XS Trust Series 2005-2, Floating Rate Note,
                              8/25/35                                                          1,764,143
  5,893,748           2.44    LSTAR Securities Investment 2016-1, Floating Rate
                              Note, 1/1/21 (144A)                                              5,713,399
  6,748,737           2.44    LSTAR Securities Investment Trust 2014-2, Floating
                              Rate Note, 11/1/19 (144A)                                        6,647,506
  4,329,460           2.44    LSTAR Securities Investment Trust 2015-1, Floating
                              Rate Note, 1/2/20 (144A)                                         4,248,217
  4,837,235           2.44    LSTAR Securities Investment Trust 2015-3, Floating
                              Rate Note, 3/2/20 (144A)                                         4,726,123
  3,570,278           2.44    LSTAR Securities Investment Trust 2015-4, Floating
                              Rate Note, 4/1/20 (144A)                                         3,463,170
  3,204,909           2.44    LSTAR Securities Investment Trust 2015-5, Floating
                              Rate Note, 4/1/20 (144A)                                         3,129,342
  3,862,405           2.44    LSTAR Securities Investment Trust 2015-7, Floating
                              Rate Note, 7/1/17 (144A)                                         3,799,637

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 47

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  5,812,989           2.44    LSTAR Securities Investment Trust 2015-9, Floating
                              Rate Note, 10/1/20 (144A)                                  $     5,698,374
  2,690,139           2.44    LSTAR Securities Investment, Ltd. 2015-8, Floating
                              Rate Note, 8/3/20 (144A)                                         2,635,878
    993,447           0.78    MASTR Alternative Loan Trust 2005-1, Floating Rate
                              Note, 2/25/35                                                      970,636
    105,660           0.84    MASTR Asset Securitization Trust 2003-6, Floating
                              Rate Note, 7/25/18                                                 105,365
  1,218,567           0.88    Mellon Residential Funding Corp., Mortgage
                              Pass-Through Trust Series 2000-TBC3, Floating Rate
                              Note, 12/15/30                                                   1,154,191
    494,572           2.68    Merrill Lynch Mortgage Investors Trust Series 2005-A9,
                              Floating Rate Note, 12/25/35                                       491,523
  1,236,767           1.70    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-A, Floating Rate Note, 3/25/28                              1,147,066
  1,258,446           1.11    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-B, Floating Rate Note, 4/25/28                              1,205,196
  1,644,846           1.09    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-C REMICS, Floating Rate Note, 6/25/28                       1,552,314
  1,248,535           1.53    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-C, Floating Rate Note, 6/25/28                              1,221,737
  1,471,440           1.05    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-E, Floating Rate Note, 10/25/28                             1,395,266
    677,255           1.07    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-G, Floating Rate Note, 1/25/29                                643,101
    188,055           2.01    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-G, Floating Rate Note, 1/25/29                                185,771
  1,399,753           1.07    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2003-H, Floating Rate Note, 1/25/29                              1,367,047
  1,560,005           0.89    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-A REMICS, Floating Rate Note, 4/25/29                       1,454,025
    344,378           1.17    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-B, Floating Rate Note, 5/25/29                                338,275
  2,000,292           0.99    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-C, Floating Rate Note, 7/25/29                              1,839,627
    103,278           1.83    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-C, Floating Rate Note, 7/25/29                                 98,340
    663,510           2.29    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-D, Floating Rate Note, 9/25/29                                657,451
  2,212,137           1.63    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-E, Floating Rate Note, 11/25/29                             2,119,478
  2,069,138           0.99    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-G, Floating Rate Note, 1/25/30                              1,916,048
  1,003,870           1.43    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2004-G, Floating Rate Note, 1/25/30                                968,920
  1,892,260           0.89    Merrill Lynch Mortgage Investors Trust Series MLCC
                              2005-A, Floating Rate Note, 3/25/30                              1,822,885

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  6,475,000           5.78    Merrill Lynch Mortgage Trust 2006-C2, Floating Rate
                              Note, 8/12/43                                              $     6,507,117
  3,700,000           5.95    ML-CFC Commercial Mortgage Trust 2006-2, Floating
                              Rate Note, 6/12/46                                               3,717,905
  3,200,000           5.79    Morgan Stanley Capital I Trust 2006-HQ9, Floating
                              Rate Note, 7/12/44                                               3,213,057
    811,844           5.89    Morgan Stanley Capital I Trust 2006-TOP23, Floating
                              Rate Note, 8/12/41                                                 813,391
  1,306,953           5.51    Morgan Stanley Capital I Trust 2007-TOP25, Floating
                              Rate Note, 11/12/49                                              1,325,160
  3,860,000           2.19    Morgan Stanley Capital I Trust 2015-XLF1, Floating
                              Rate Note, 8/14/31 (144A)                                        3,834,472
  2,870,000           2.64    Morgan Stanley Capital I Trust 2015-XLF1, Floating
                              Rate Note, 8/14/31 (144A)                                        2,833,291
  3,000,000           3.19    Morgan Stanley Capital I Trust 2015-XLF1, Floating
                              Rate Note, 8/17/26 (144A)                                        3,000,000
  3,095,988           0.70    Morgan Stanley Mortgage Loan Trust 2005-5AR,
                              Floating Rate Note, 9/25/35                                      3,045,091
  2,337,571           0.71    Morgan Stanley Mortgage Loan Trust 2005-6AR,
                              Floating Rate Note, 11/25/35                                     2,237,530
    309,524           0.70    Morgan Stanley Mortgage Loan Trust 2005-6AR,
                              Floating Rate Note, 11/25/35                                       306,851
  3,364,734           1.21    MortgageIT Trust 2004-1, Floating Rate Note,
                              11/25/34                                                         3,176,954
  4,643,937           1.17    MortgageIT Trust 2004-2, Floating Rate Note,
                              12/25/34                                                         4,428,610
  1,283,887           0.95    MortgageIT Trust 2005-2, Floating Rate Note, 5/25/35             1,209,622
  4,147,781           0.88    NewStar Commercial Loan Trust 2007-1, Floating Rate
                              Note, 9/30/22 (144A)                                             4,131,156
  2,750,000           2.52    Newstar Trust, Floating Rate Note, 1/20/23 (144A)                2,734,735
  1,522,195           0.59    Nomura Resecuritization Trust 2014-1R, Floating Rate
                              Note, 10/26/36 (144A)                                            1,466,989
    556,508           2.28    NorthStar 2013-1, Floating Rate Note,
                              8/27/29 (144A)                                                     557,030
  4,405,190           0.82    Opteum Mortgage Acceptance Corp., Trust 2005-4,
                              Floating Rate Note, 11/25/35                                     3,983,964
  3,829,634           0.74    Opteum Mortgage Acceptance Corp., Trust 2005-4,
                              Floating Rate Note, 11/25/35                                     3,555,333
    848,371                   ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                            842,873
    789,339                   ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                      785,392
  3,500,000           0.77    Pepper Residential Securities Trust No. 14, Floating
                              Rate Note, 6/12/16                                               3,494,344
  3,700,000           0.00    Pepper Residential Securities Trust No. 16, Floating
                              Rate Note, 3/13/17 (144A)                                        3,700,767
  3,750,000           1.89    PFP 2015-2, Ltd., Floating Rate Note, 7/14/34 (144A)             3,708,173

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 49

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
  5,200,000           2.59    RAIT 2014-FL2 Trust, Floating Rate Note,
                              5/15/31 (144A)                                             $     5,116,371
  2,800,149           1.69    RAIT 2014-FL3 Trust, Floating Rate Note,
                              12/15/31 (144A)                                                  2,756,717
     40,664           0.99    RALI Series 2002-QS16 Trust, Floating Rate Note,
                              10/25/17                                                            39,812
  1,689,287           0.94    RALI Series 2003-QS11 Trust, Floating Rate Note,
                              6/25/33                                                          1,553,532
    426,783           0.89    RALI Series 2003-QS5 Trust, Floating Rate Note,
                              3/25/18                                                            417,993
    602,692           0.89    RALI Series 2003-QS9 Trust, Floating Rate Note,
                              5/25/18                                                            591,777
    386,808                   RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                         390,718
    297,014           1.04    RALI Series 2004-QS5 Trust, Floating Rate Note,
                              4/25/34                                                            292,705
  2,567,374           0.73    RALI Series 2005-QA1 Trust, Floating Rate Note,
                              1/25/35                                                          2,427,247
     39,805           0.88    Regatta Funding, Ltd., Floating Rate Note,
                              6/15/20 (144A)                                                      39,711
  2,200,000           1.93    Regatta Funding, Ltd., Floating Rate Note,
                              6/15/20 (144A)                                                   2,154,474
  4,698,214           1.89    RESI Finance LP 2003-CB1, Floating Rate Note,
                              7/9/35                                                           4,195,162
  1,900,689           1.33    RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                   1,887,295
    471,087           0.89    Residential Asset Securitization Trust 2003-A15,
                              Floating Rate Note, 2/25/34                                        420,753
    303,161           0.84    Residential Asset Securitization Trust 2003-A2,
                              Floating Rate Note, 5/25/33                                        274,818
  3,540,209           1.49    Resource Capital Corp., 2014-CRE2, Ltd., Floating
                              Rate Note, 4/15/32 (144A)                                        3,473,996
  2,000,000           1.84    Resource Capital Corp., 2015-CRE4, Ltd., Floating Rate
                              Note, 8/17/32 (144A)                                             1,963,566
    117,257           2.59    Resource Capital Corp., CRE Notes 2013, Ltd., Floating
                              Rate Note, 6/15/16 (144A)                                          117,292
    281,751                   RREF 2014-LT6 LLC, 2.75%, 9/15/24 (144A)                           281,072
  2,040,416                   RREF 2015-LT7 LLC, 3.0%, 12/25/32 (144A)                         2,040,416
  1,555,340                   Selene Non-Performing Loans LLC, 2.9814%, 5/25/54
                              (Step) (144A)                                                    1,541,264
    143,981           1.19    Sequoia Mortgage Trust 10, Floating Rate Note,
                              10/20/27                                                           134,296
    439,109           1.20    Sequoia Mortgage Trust 2003-2, Floating Rate Note,
                              6/20/33                                                            424,988
  2,753,000           1.05    Sequoia Mortgage Trust 2003-5, Floating Rate Note,
                              9/20/33                                                          2,660,473
    212,083           1.07    Sequoia Mortgage Trust 2003-8, Floating Rate Note,
                              1/20/34                                                            200,489

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    428,444           1.07    Sequoia Mortgage Trust 2004-10, Floating Rate Note,
                              11/20/34                                                   $       392,315
    282,646           1.83    Sequoia Mortgage Trust 2004-7, Floating Rate Note,
                              8/20/34                                                            282,850
  2,546,218           0.89    Sequoia Mortgage Trust 2005-1, Floating Rate Note,
                              2/20/35                                                          2,384,753
    844,537           1.35    Sequoia Mortgage Trust 2005-1, Floating Rate Note,
                              2/20/35                                                            793,572
    945,262           1.15    Sequoia Mortgage Trust 4, Floating Rate Note,
                              11/22/24                                                           932,701
    773,999           1.78    Springleaf Mortgage Loan Trust 2013-2, Floating Rate
                              Note, 12/28/65 (144A)                                              774,209
    360,124           3.19    Structured Adjustable Rate Mortgage Loan Trust Class
                              1A1, Floating Rate Note, 3/25/34                                   354,655
  2,866,648           1.19    Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 11/25/34                                     2,540,066
    458,744           2.70    Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 3/25/34                                        456,953
  2,153,686           0.80    Structured Adjustable Rate Mortgage Loan Trust,
                              Floating Rate Note, 7/25/34                                      2,058,371
    680,443           1.13    Structured Asset Mortgage Investments II Trust
                              2004-AR1, Floating Rate Note, 3/19/34                              654,213
  3,601,526           1.11    Structured Asset Mortgage Investments II Trust
                              2004-AR8, Floating Rate Note, 5/19/35                            3,449,851
  1,510,203           1.33    Structured Asset Mortgage Investments Trust
                              2002-AR5, Floating Rate Note, 5/19/33                            1,475,502
    930,127           1.37    Structured Asset Securities Corp., Mortgage
                              Pass-Through Certificates Series 1998-8, Floating
                              Rate Note, 8/25/28                                                 918,433
    744,864           2.55    Structured Asset Securities Corp., Mortgage
                              Pass-Through Certificates Series 2003-24A, Floating
                              Rate Note, 7/25/33                                                 725,906
    101,560           0.93    Structured Asset Securities Corp., Mortgage
                              Pass-Through Certificates Series 2003-35, Floating
                              Rate Note, 12/25/33                                                100,772
    332,594           0.74    Structured Asset Securities Corp., Trust 2005-14,
                              Floating Rate Note, 7/25/35                                        276,991
  4,500,000           2.37    Symphony CLO VIII LP, Floating Rate Note,
                              1/9/23 (144A)                                                    4,402,833
  3,050,000           1.89    Symphony CLO X, Ltd., Floating Rate Note,
                              7/23/23 (144A)                                                   3,042,465
    555,598           2.13    Thornburg Mortgage Securities Trust 2004-4,
                              Floating Rate Note, 12/25/44                                       543,628
  1,641,742           2.43    Velocity Commercial Capital Loan Trust 2014-1,
                              Floating Rate Note, 9/25/44 (144A)                               1,631,071
    500,000           1.94    Venture XII CLO, Ltd., Floating Rate Note,
                              2/28/24 (144A)                                                     498,945

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 51

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
    121,642                   VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                      $       121,465
    115,552                   VFC 2015-3 LLC, 2.75%, 12/20/31 (144A)                             115,500
  1,248,921                   VOLT NPL X LLC, 3.375%, 10/26/54 (Step) (144A)                   1,235,657
  1,883,278                   VOLT XXX LLC, 3.625%, 10/25/57 (Step) (144A)                     1,855,143
  3,000,000           1.94    Voya CLO 2012-3, Ltd., Floating Rate Note,
                              10/15/22 (144A)                                                  2,991,394
  6,200,000           5.76    Wachovia Bank Commercial Mortgage Trust Series
                              2006-C25, Floating Rate Note, 5/15/43                            6,168,811
  4,500,000           5.60    Wachovia Bank Commercial Mortgage Trust Series
                              2006-C28 REMICS, Floating Rate Note, 10/15/48                    4,557,141
    696,153                   WaMu Mortgage Pass-Through Certificates Series
                              2003-S10, 5.0%, 10/25/18                                           701,455
  2,500,000           2.29    Wells Fargo Commercial Mortgage Trust 2014-TISH
                              REMICS, Floating Rate Note, 2/16/27 (144A)                       2,420,533
  1,500,000           3.94    Wells Fargo Commercial Mortgage Trust 2014-TISH,
                              Floating Rate Note, 1/15/27 (144A)                               1,443,464
  2,759,719           3.18    Wells Fargo Credit Risk Transfer Securities Trust 2015,
                              Floating Rate Note, 11/25/25 (144A)                              2,759,719
  4,616,512           2.74    Wells Fargo Mortgage Backed Securities 2005-AR13
                              Trust, Floating Rate Note, 5/25/35                               4,608,727
    880,116           0.84    Westwood CDO II, Ltd., Floating Rate Note,
                              4/25/22 (144A)                                                     859,518
                                                                                         ---------------
                                                                                         $   611,495,007
                                                                                         ---------------
                              Total Banks                                                $   611,495,007
--------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.3%
                              Other Diversified Financial Services -- 1.2%
  5,444,129           5.70    Credit Suisse Commercial Mortgage Trust Series
                              2007-C3, Floating Rate Note, 6/15/39                       $     5,566,988
  1,329,682           5.95    Credit Suisse Commercial Mortgage Trust Series
                              2007-C4 REMICS, Floating Rate Note, 9/15/39                      1,377,696
  5,000,000           6.14    Credit Suisse Commercial Mortgage Trust Series
                              2007-C4, Floating Rate Note, 9/15/39                             4,996,227
  1,943,719           0.68    Crusade Global Trust No. 1 of 2007, Floating Rate
                              Note, 4/19/38                                                    1,921,374
  1,876,609           0.68    Crusade Global Trust No. 2 of 2006, Floating Rate
                              Note, 11/15/37                                                   1,872,214
  5,168,272           1.94    Hilton USA Trust 2013-HLF, Floating Rate Note,
                              11/5/30 (144A)                                                   5,141,826
  1,196,863           2.34    Hilton USA Trust 2013-HLF, Floating Rate Note,
                              11/5/30 (144A)                                                   1,190,739
  3,520,914                   Morgan Stanley Capital I Trust 2006-HQ10, 5.328%,
                              11/12/41                                                         3,536,935
  4,040,478           5.64    Morgan Stanley Capital I Trust 2007-TOP27 REMICS,
                              Floating Rate Note, 6/11/42                                      4,202,084

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Other Diversified Financial Services -- (continued)
  2,000,000           0.77    Pepper Residential Securities Trust, Floating Rate
                              Note, 4/10/16 (144A)                                       $     1,999,943
    270,373                   Rialto Capital Management LLC, 2.85%, 5/15/24
                              (144A)                                                             269,819
                                                                                         ---------------
                                                                                         $    32,075,845
--------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.1%
  2,955,348                   Bear Stearns Commercial Mortgage Securities Trust
                              2007-PWR15 REMICS, 5.331%, 2/11/44                         $     3,015,964
                                                                                         ---------------
                              Total Diversified Financials                               $    35,091,809
--------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 6.7%
  2,245,724           1.38    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 5/25/24                                         $     2,216,428
  3,058,977           1.63    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 7/25/24                                               3,049,392
  2,763,360           2.03    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 4/25/28                                               2,762,491
  2,487,965           2.38    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 8/25/28                                               2,486,021
  2,200,000           2.59    Fannie Mae Connecticut Avenue Securities, Floating
                              Rate Note, 9/25/28                                               2,202,428
  1,789,257           0.79    Fannie Mae Trust 2003-W6, Floating Rate Note,
                              9/25/42                                                          1,779,987
    185,679           2.45    Fannie Mae Trust 2005-W4, Floating Rate Note,
                              6/25/45                                                            195,694
  1,581,392           0.70    Fannie Mae Whole Loan, Floating Rate Note,
                              11/25/46                                                         1,584,221
  2,287,932                   Fannie Mae, 3.0%, 11/25/18                                       2,326,251
    371,513                   Fannie Mae, 3.0%, 8/25/25                                          377,493
    734,037                   Fannie Mae, 3.5%, 10/25/23                                         741,874
    970,056                   Fannie Mae, 4.5%, 9/25/35                                          988,513
    319,447                   Fannie Mae, 5.0%, 6/25/34                                          321,970
     52,973                   Federal Home Loan Mortgage Corp., REMICS, 3.5%,
                              6/15/28                                                             52,966
    891,024           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 1/15/33                                                 898,697
    243,967           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 1/15/36                                                 244,215
  2,628,690           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 1/15/37                                               2,638,399
     66,622           0.58    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 10/15/20                                                 66,482
     61,307           1.38    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 10/15/31                                                 62,375
    897,058           1.01    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 10/15/37                                                907,456

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 53

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    414,851           1.05    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 10/15/37                                        $       420,278
     90,778           1.03    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/31                                                 92,131
    227,867           1.43    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/33                                                233,070
    144,883           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/35                                                145,420
    681,904           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/36                                                685,212
    356,731           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/36                                                358,538
    367,457           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 11/15/40                                                367,473
    106,258           0.84    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/20                                                106,833
    379,690           0.88    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/28                                                383,806
    122,593           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/32                                                123,677
     22,733           0.93    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/32                                                 22,913
    415,444           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/32                                                417,057
    498,000           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/32                                                500,527
    748,964           1.13    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/39                                                759,138
    504,618           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 12/15/41                                                505,128
    136,830           0.66    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/19                                                 136,068
    242,806           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/25                                                 243,231
    206,074           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/29                                                 207,505
    656,535           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/30                                                 656,676
    499,500           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/33                                                 504,119
    293,599           0.98    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/33                                                 297,003
    689,371           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/36                                                 690,928
    270,650           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/36                                                 271,617

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    458,276           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 2/15/39                                         $       459,656
  1,103,261           1.48    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/24                                               1,129,066
    521,188           1.43    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/32                                                 533,342
    165,888           1.13    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/32                                                 167,960
    762,583           1.43    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/32                                                 784,492
    777,498           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/36                                                 776,653
    144,099           0.88    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/39                                                 144,725
  1,871,119           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 3/15/41                                               1,878,593
    470,701           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 4/15/36                                                 470,150
     94,441           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/29                                                  95,025
    313,933           1.94    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/33                                                 324,794
    723,112           0.77    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/35                                                 724,939
    322,618           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/35                                                 323,378
    371,757           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/36                                                 371,172
    200,874           0.77    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/37                                                 200,472
    135,947           1.68    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/37                                                 138,787
     77,794           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/41                                                  77,985
     51,530           0.88    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 6/15/23                                                  51,707
    393,951           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 6/15/33                                                 397,146
    390,698           0.85    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 6/15/36                                                 393,892
  1,614,693           0.74    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 6/15/36                                               1,619,115
    286,321           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 6/15/38                                                 286,967
     99,267           0.68    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/21                                                  99,450

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 55

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    435,166           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/23                                         $       437,120
    461,067           0.67    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/34                                                 460,236
    858,096           0.93    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/36                                                 863,642
     31,585           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/36                                                  31,767
    500,526           0.63    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/36                                                 500,671
    390,536           0.78    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 7/15/40                                                 391,391
    345,103           0.63    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 8/15/26                                                 345,236
    614,796           0.68    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 8/15/35                                                 614,587
    322,417           0.68    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 8/15/35                                                 322,499
    601,943           0.68    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 8/15/36                                                 602,872
    643,314           0.73    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 9/15/26                                                 644,957
    137,583           1.03    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 9/15/32                                                 139,533
    297,434           0.85    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 9/15/36                                                 299,053
    209,792           0.83    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 9/15/36                                                 211,108
  3,830,140                   Federal Home Loan Mortgage Corp., 3.0%, 12/15/24                 3,896,070
    531,639           0.68    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 1/15/35                                                      534,543
    285,256           0.78    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 2/15/18                                                      285,928
    440,344           1.43    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 3/15/32                                                      450,612
    457,961           1.03    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 4/15/28                                                      465,455
    262,998           1.03    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 6/15/31                                                      266,876
  3,469,484           1.13    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 8/15/35                                                    3,499,590
    184,463           1.08    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 1/18/32                                        187,357
    297,256           1.14    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 1/25/32                                        302,582
    119,077           1.09    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 1/25/33                                        121,185

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    328,044           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 1/25/33                                $       329,910
    283,221           0.99    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 1/25/40                                        287,532
    473,934           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/35                                       474,765
     10,865           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/35                                        10,881
  2,041,149           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/36                                     2,050,679
     97,416           0.99    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/37                                        97,924
    544,197           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/37                                       550,102
    471,454           1.66    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/25/38                                       480,863
  1,568,924           0.63    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 10/27/37                                     1,561,952
  1,485,688           1.43    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/18/32                                     1,519,618
    356,268           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/31                                       361,779
    313,516           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/31                                       318,366
    574,732           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/33                                       577,824
    452,964           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/34                                       455,315
    264,722           0.76    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/36                                       265,338
     83,480           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/23                                        84,647
    251,957           1.44    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/23                                       255,775
     75,534           0.98    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/30                                        76,728
    708,372           1.34    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/31                                       720,229
    295,218           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/32                                       297,793
    184,247           0.68    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/36                                       184,672
    479,465           1.06    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/37                                       482,102
    164,937           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 12/25/38                                       165,237

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 57

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    267,774           1.19    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/33                                $       272,821
    618,747           0.79    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/33                                        623,574
    671,694           0.75    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/35                                        672,561
    550,507           0.69    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/37                                        551,385
    389,169           0.64    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/37                                        389,152
    193,017           1.14    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/38                                        195,289
    242,063           0.89    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 2/25/38                                        242,859
     78,517           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/23                                         78,660
    431,980           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/24                                        436,882
    230,903           1.00    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/28                                        232,016
  1,079,925           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/34                                      1,089,670
     93,823           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/36                                         94,361
    165,829           1.44    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/37                                        170,119
    683,509           0.69    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/37                                        685,818
    346,199           0.69    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/37                                        344,124
  1,534,856           0.66    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 3/25/45                                      1,492,696
    216,481           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 4/25/25                                        216,260
  1,613,984           1.34    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 4/25/32                                      1,641,361
    830,810           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 4/25/33                                        840,231
    380,125           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 4/25/42                                        383,997
    296,746           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/33                                        298,444
    398,250           0.79    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/36                                        399,337
  1,005,302           0.75    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/36                                      1,007,508

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    645,786           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/37                                $       649,258
    183,287           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/40                                        185,503
    872,046           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/40                                        873,476
    758,379           0.99    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 5/25/40                                        763,158
    203,088           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/23                                        203,948
    610,913           0.89    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/36                                        610,521
    689,248           0.68    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/37                                        688,102
     60,759           0.67    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/37                                         60,775
    248,992           0.69    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/37                                        249,462
     72,713           0.89    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 6/25/37                                         72,659
     47,396           0.93    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/18/27                                         47,984
    344,802           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/31                                        350,136
    243,978           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/31                                        247,961
    151,860           1.44    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/32                                        154,511
    378,588           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/34                                        382,266
    123,963           0.89    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/34                                        124,438
  1,593,665           0.74    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/35                                      1,589,090
  1,790,212           0.69    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/35                                      1,789,871
    215,895           0.73    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/36                                        216,835
    222,640           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/37                                        222,784
    174,559           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 8/25/31                                        176,766
     67,686           1.04    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 8/25/32                                         68,675
    225,410           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 8/25/32                                        228,120

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 59

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
      9,435           0.84    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 8/25/33                                $         9,474
    208,089           0.99    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 8/25/36                                        208,162
      8,703           1.24    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/20                                          8,740
     60,622           1.34    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/21                                         61,651
    287,188           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/32                                        290,524
  1,564,903           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/33                                      1,571,268
    471,327           1.01    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/36                                        473,440
    595,181           0.94    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/37                                        597,681
    294,452           1.01    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/37                                        297,560
    166,884           0.99    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/37                                        168,811
    251,957           2.06    Federal National Mortgage Association, Floating Rate
                              Note, 12/25/23                                                     260,306
  5,623,256           0.74    Federal National Mortgage Association, Floating Rate
                              Note, 12/25/33                                                   5,640,698
 11,841,829           0.89    Federal National Mortgage Association, Floating Rate
                              Note, 2/25/38                                                   11,958,876
    951,797           0.74    Federal National Mortgage Association, Floating Rate
                              Note, 3/25/18                                                      951,467
    110,504           2.80    Federal National Mortgage Association, Floating Rate
                              Note, 4/25/45                                                      118,946
    435,753           0.78    Freddie Mac Strips, Floating Rate Note, 12/15/36                   434,361
    332,936           0.68    Freddie Mac Strips, Floating Rate Note, 8/15/36                    330,744
  1,439,292           0.74    Freddie Mac Strips, Floating Rate Note, 8/15/36                  1,437,262
  1,495,332           1.44    Freddie Mac Structured Agency Credit Risk Debt Notes,
                              Floating Rate Note, 2/25/24                                      1,494,393
  1,747,756           2.84    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 10/25/24                              1,763,526
  2,155,915           1.79    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 4/25/28                               2,159,411
  2,564,047           1.89    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 7/25/28                               2,562,081
    741,948           2.84    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 8/25/24                                 748,380
  2,250,000           2.19    Freddie Mac Structured Agency Credit Risk Debt
                              Notes, Floating Rate Note, 9/25/28                               2,255,016
  2,823,396                   Fannie Mae, 4.5%, 9/25/18                                        2,912,222

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
    950,932                   Freddie Mac, 2.0%, 8/15/20                                 $       967,106
    347,336                   Freddie Mac, 3.0%, 7/15/36                                         350,141
  1,384,813                   Freddie Mac, 4.0%, 12/15/23                                      1,394,647
  3,089,550                   Freddie Mac, 5.0%, 10/15/26                                      3,125,132
  1,314,952                   Freddie Mac, 3.0%, 4/15/24                                       1,332,453
    941,900                   Freddie Mac, 2.0%, 11/15/20                                        955,408
  3,119,351           2.76    FREMF Mortgage Trust 2014-KF04 REMICS, Floating
                              Rate Note, 6/25/21 (144A)                                        3,019,534
  4,930,622           4.44    FREMF Mortgage Trust 2014-KF05 REMICS, Floating
                              Rate Note, 9/25/21 (144A)                                        4,933,598
  5,450,588           5.44    FREMF Mortgage Trust 2014-KS02 REMICS, Floating
                              Rate Note, 8/25/23 (144A)                                        5,443,774
  2,500,000           3.36    FREMF Mortgage Trust Class C, Floating Rate Note,
                              11/25/46 (144A)                                                  2,506,315
     99,732                   Government National Mortgage Association, 4.0%,
                              7/20/34                                                             99,793
  3,926,532                   Government National Mortgage Association, 4.5%,
                              7/20/21                                                          3,974,318
    983,605           0.93    Government National Mortgage Association, Floating
                              Rate Note, 4/16/30                                                 990,061
    625,989           0.63    Government National Mortgage Association, Floating
                              Rate Note, 1/16/33                                                 627,344
    962,949           0.68    Government National Mortgage Association, Floating
                              Rate Note, 1/16/35                                                 964,384
    261,538           1.11    Government National Mortgage Association, Floating
                              Rate Note, 10/16/39                                                264,776
    520,853           0.83    Government National Mortgage Association, Floating
                              Rate Note, 10/20/38                                                522,367
    907,351           0.68    Government National Mortgage Association, Floating
                              Rate Note, 2/20/35                                                 909,125
    195,678           0.98    Government National Mortgage Association, Floating
                              Rate Note, 4/16/32                                                 197,947
    351,563           0.83    Government National Mortgage Association, Floating
                              Rate Note, 5/16/38                                                 351,831
    193,075           0.93    Government National Mortgage Association, Floating
                              Rate Note, 6/16/31                                                 193,888
    364,563           1.43    Government National Mortgage Association, Floating
                              Rate Note, 8/16/39                                                 371,641
    331,544           0.93    Government National Mortgage Association, Floating
                              Rate Note, 8/20/38                                                 333,514
    764,138           1.00    NCUA Guaranteed Notes Trust REMICS, Floating Rate
                              Note, 12/8/20                                                      765,231
    904,412           1.02    NCUA Guaranteed Notes Trust REMICS, Floating Rate
                              Note, 3/9/21                                                       900,463
    777,734           0.88    NCUA Guaranteed Notes Trust, Floating Rate Note,
                              10/7/20                                                            777,259

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 61

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Government -- (continued)
  2,171,069           0.80    NCUA Guaranteed Notes Trust, Floating Rate Note,
                              11/6/17                                                    $     2,168,832
    244,863           0.99    NCUA Guaranteed Notes Trust, Floating Rate Note,
                              12/8/20                                                            245,218
    807,078           0.84    NCUA Guaranteed Notes Trust, Floating Rate Note,
                              3/11/20                                                            808,060
    390,403           0.80    NCUA Guaranteed Notes Trust, Floating Rate Note,
                              4/6/20                                                             390,453
                                                                                         ---------------
                                                                                         $   173,881,105
                                                                                         ---------------
                              Total Government                                           $   173,881,105
--------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $833,514,784)                                        $   823,893,996
--------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 29.4%
                              ENERGY -- 1.4%
                              Integrated Oil & Gas -- 0.9%
  1,385,000           1.13    Chevron Corp., Floating Rate Note, 11/16/18                $     1,377,330
  2,640,000           0.72    Chevron Corp., Floating Rate Note, 11/9/16                       2,638,522
  2,550,000           0.59    Chevron Corp., Floating Rate Note, 3/2/18                        2,530,459
  2,700,000           1.23    Exxon Mobil Corp., Floating Rate Note, 2/28/18                   2,708,173
  1,980,000           0.67    Exxon Mobil Corp., Floating Rate Note, 3/15/17                   1,973,565
  2,780,000           1.20    Shell International Finance BV, Floating Rate Note,
                              11/10/18                                                         2,757,538
  3,020,000           0.83    Shell International Finance BV, Floating Rate Note,
                              11/15/16                                                         3,019,595
  1,390,000           0.66    Shell International Finance BV, Floating Rate Note,
                              5/10/17                                                          1,387,403
  3,280,000           0.82    Statoil ASA, Floating Rate Note, 11/9/17                         3,239,663
  2,555,000           0.91    Statoil ASA, Floating Rate Note, 5/15/18                         2,522,654
                                                                                         ---------------
                                                                                         $    24,154,902
--------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.5%
  3,320,000                   Boardwalk Pipelines LP, 5.5%, 2/1/17                       $     3,319,851
  3,000,000           1.26    Enbridge, Inc., Floating Rate Note, 10/1/16                      2,970,708
  1,850,000                   ONEOK Partners LP, 6.15%, 10/1/16                                1,898,662
  3,544,000           1.28    TransCanada PipeLines, Ltd., Floating Rate Note,
                              6/30/16                                                          3,540,842
                                                                                         ---------------
                                                                                         $    11,730,063
                                                                                         ---------------
                              Total Energy                                               $    35,884,965
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.3%
                              Fertilizers & Agricultural Chemicals -- 0.1%
  2,145,000                   Monsanto Co., 2.75%, 4/15/16                               $     2,146,145
--------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.1%
  1,795,000           0.85    BHP Billiton Finance USA, Ltd., Floating Rate Note,
                              9/30/16                                                    $     1,789,491
  1,130,000           1.37    Rio Tinto Finance USA Plc, Floating Rate Note,
                              6/17/16                                                          1,129,904
                                                                                         ---------------
                                                                                         $     2,919,395
--------------------------------------------------------------------------------------------------------
                              Steel -- 0.1%
  2,500,000           1.68    Glencore Funding LLC, Floating Rate Note,
                              4/16/18 (144A)                                             $     2,250,000
  1,800,000           1.80    Glencore Funding LLC, Floating Rate Note,
                              5/27/16 (144A)                                                   1,792,818
                                                                                         ---------------
                                                                                         $     4,042,818
                                                                                         ---------------
                              Total Materials                                            $     9,108,358
--------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.3%
                              Construction & Farm Machinery &
                              Heavy Trucks -- 0.2%
  2,500,000           0.77    Caterpillar Financial Services Corp., Floating Rate
                              Note, 3/3/17                                               $     2,499,500
  1,500,000           0.61    John Deere Capital Corp., Floating Rate Note,
                              10/11/16                                                         1,501,676
                                                                                         ---------------
                                                                                         $     4,001,176
--------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
  2,650,000                   Xylem, Inc. New York, 3.55%, 9/20/16                       $     2,652,361
                                                                                         ---------------
                              Total Capital Goods                                        $     6,653,537
--------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.1%
                              Railroads -- 0.1%
  1,670,000           0.79    Canadian National Railway Co., Floating Rate Note,
                              11/14/17                                                   $     1,665,825
                                                                                         ---------------
                              Total Transportation                                       $     1,665,825
--------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 2.0%
                              Automobile Manufacturers -- 2.0%
  1,500,000           0.84    Daimler Finance North America LLC, Floating Rate
                              Note, 3/10/17 (144A)                                       $     1,493,386
  1,275,000           1.05    Daimler Finance North America LLC, Floating Rate
                              Note, 3/2/18 (144A)                                              1,261,176
  2,370,000           1.07    Daimler Finance North America LLC, Floating Rate
                              Note, 5/18/18 (144A)                                             2,341,783
  2,845,000           1.30    Daimler Finance North America LLC, Floating Rate
                              Note, 8/1/16 (144A)                                              2,847,077

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 63

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- (continued)
  2,061,000           0.96    Daimler Finance North America LLC, Floating Rate
                              Note, 8/1/17 (144A)                                        $     2,048,772
  3,215,000           1.33    Daimler Finance North America LLC, Floating Rate
                              Note, 8/3/17 (144A)                                              3,214,193
  1,375,000                   Ford Motor Credit Co., LLC, 1.7%, 5/9/16                         1,375,923
  2,600,000           1.56    Ford Motor Credit Co., LLC, Floating Rate Note,
                              1/9/18                                                           2,569,806
  1,715,000           1.07    Ford Motor Credit Co., LLC, Floating Rate Note,
                              11/8/16                                                          1,709,342
  3,500,000           1.23    Ford Motor Credit Co., LLC, Floating Rate Note,
                              3/27/17                                                          3,483,406
  2,600,000           1.15    Ford Motor Credit Co., LLC, Floating Rate Note,
                              9/8/17                                                           2,567,201
  2,350,000           0.97    Nissan Motor Acceptance Corp., Floating Rate
                              Note, 3/3/17 (144A)                                              2,350,886
  4,000,000           1.33    Nissan Motor Acceptance Corp., Floating Rate
                              Note, 9/26/16 (144A)                                             4,004,132
  2,600,000                   Toyota Motor Credit Corp., 2.0%, 9/15/16                         2,615,696
  2,700,000           1.44    Toyota Motor Credit Corp., Floating Rate Note,
                              2/19/19                                                          2,712,080
  2,589,000           0.56    Toyota Motor Credit Corp., Floating Rate Note,
                              5/16/17                                                          2,590,015
  3,800,000           0.65    Toyota Motor Credit Corp., Floating Rate Note,
                              5/17/16                                                          3,801,782
  2,250,000           1.08    Toyota Motor Credit Corp., Floating Rate Note,
                              7/13/18                                                          2,249,163
    650,000           0.62    Toyota Motor Credit Corp., Floating Rate Note,
                              9/23/16                                                           649,231
  2,500,000           1.06    Volkswagen Group of America Finance LLC, Floating
                              Rate Note, 11/20/17 (144A)                                       2,452,890
  1,900,000           0.60    Volkswagen Group of America Finance LLC, Floating
                              Rate Note, 5/23/16 (144A)                                        1,895,598
  1,750,000           0.80    Volkswagen International Finance NV, Floating
                              Rate Note, 11/18/16 (144A)                                       1,741,486
                                                                                         ---------------
                                                                                         $    51,975,024
                                                                                         ---------------
                              Total Automobiles & Components                             $    51,975,024
--------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.4%
                              Broadcasting -- 0.3%
  5,669,000           1.16    NBC Universal Enterprise, Inc., Floating Rate
                              Note, 4/15/16 (144A)                                       $     5,669,986
  1,300,000           1.01    NBC Universal Enterprise, Inc., Floating Rate
                              Note, 4/15/18 (144A)                                             1,298,103
                                                                                         ---------------
                                                                                         $     6,968,089
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
  2,835,000                   The Walt Disney Co., 1.35%, 8/16/16                        $     2,843,857
                                                                                         ---------------
                              Total Media                                                $     9,811,946
--------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.1%
                              Home Improvement Retail -- 0.1%
  2,600,000           1.00    The Home Depot, Inc., Floating Rate Note, 9/15/17          $     2,609,100
--------------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.0%+
  1,230,000           0.90    Volkswagen Group of America Finance LLC, Floating
                              Rate Note, 11/22/16 (144A)                                 $     1,219,450
                                                                                         ---------------
                              Total Retailing                                            $     3,828,550
--------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.0%+
                              Hypermarkets & Super Centers -- 0.0%+
    955,000                   Wal-Mart Stores, Inc., 0.6%, 4/11/16                       $       955,019
                                                                                         ---------------
                              Total Food & Staples Retailing                             $       955,019
--------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.2%
                              Brewers -- 0.1%
  1,900,000           0.81    Anheuser-Busch InBev Finance, Inc., Floating
                              Rate Note, 1/27/17                                         $     1,897,268
--------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.1%
  2,750,000                   Reynolds American, Inc., 3.5%, 8/4/16                      $     2,767,168
                                                                                         ---------------
                              Total Food, Beverage & Tobacco                             $     4,664,436
--------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                              Health Care Equipment -- 0.3%
  4,020,000           0.96    Becton Dickinson and Co., Floating Rate
                              Note, 6/15/16                                              $     4,020,273
  2,680,000           1.43    Medtronic, Inc., Floating Rate Note, 3/15/20                     2,673,110
                                                                                         ---------------
                                                                                         $     6,693,383
--------------------------------------------------------------------------------------------------------
                              Health Care Distributors -- 0.2%
  5,375,000                   McKesson Corp., 1.292%, 3/10/17                            $     5,384,772
--------------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.1%
    800,000                   UnitedHealth Group, Inc., 1.875%, 11/15/16                 $       805,589
  2,600,000           0.77    UnitedHealth Group, Inc., Floating Rate
                              Note, 1/17/17                                                    2,602,220
                                                                                         ---------------
                                                                                         $     3,407,809
                                                                                         ---------------
                              Total Health Care Equipment & Services                     $    15,485,964
--------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 1.0%
                              Biotechnology -- 0.2%
  2,725,000           0.76    Amgen, Inc., Floating Rate Note, 5/22/17                   $     2,718,743
  2,500,000           1.37    Baxalta, Inc., Floating Rate Note, 6/22/18 (144A)                2,449,825
                                                                                         ---------------
                                                                                         $     5,168,568
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 65

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.7%
  1,400,000           0.61    Bayer US Finance LLC, Floating Rate Note,
                              10/6/17 (144A)                                             $     1,397,694
  5,300,000           0.57    Bayer US Finance LLC, Floating Rate Note,
                              10/7/16 (144A)                                                   5,300,710
  3,000,000           0.99    EMD Finance LLC, Floating Rate Note,
                              3/17/17 (144A)                                                   2,989,437
  3,650,000                   Merck & Co, Inc., 0.7%, 5/18/16                                  3,650,708
  2,500,000           0.47    Merck & Co., Inc., Floating Rate Note, 2/10/17                   2,501,818
    500,000           0.55    Merck & Co., Inc., Floating Rate Note, 5/18/16                     500,162
  2,100,000           0.51    Pfizer, Inc., Floating Rate Note, 5/15/17                        2,093,606
                                                                                         ---------------
                                                                                         $    18,434,135
--------------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
  2,600,000                   Thermo Fisher Scientific, Inc., 1.3%, 2/1/17               $     2,598,294
                                                                                         ---------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                              $    26,200,997
--------------------------------------------------------------------------------------------------------
                              BANKS -- 8.9%
                              Diversified Banks -- 5.6%
  1,725,000           1.42    ABN AMRO Bank NV, Floating Rate Note,
                              10/28/16 (144A)                                            $     1,727,960
  1,325,000                   Bank of America Corp., 3.75%, 7/12/16                            1,334,662
  1,600,000                   Bank of America Corp., 3.875%, 3/22/17                           1,637,024
  1,350,000           1.36    Bank of America Corp., Floating Rate Note, 1/15/19               1,343,346
  1,423,000           1.00    Bank of America Corp., Floating Rate Note, 8/25/17               1,417,467
  5,135,000           1.09    Bank of America NA, Floating Rate Note, 6/5/17                   5,128,083
  2,300,000           0.87    Bank of Montreal, Floating Rate Note, 7/14/17                    2,293,884
  2,665,000           0.93    Bank of Montreal, Floating Rate Note, 7/31/18                    2,656,869
    821,000           0.94    Barclays Bank Plc, Floating Rate Note, 2/17/17                     820,302
  2,590,000           1.28    Caisse Centrale Desjardins, Floating Rate
                              Note, 1/29/18 (144A)                                             2,581,976
  2,670,000                   Citigroup, Inc., 1.35%, 3/10/17                                  2,671,097
  3,200,000           1.04    Citigroup, Inc., Floating Rate Note, 11/15/16                    3,204,515
  2,630,000           1.08    Citigroup, Inc., Floating Rate Note, 11/24/17                    2,617,592
  1,325,000           1.40    Citigroup, Inc., Floating Rate Note, 4/1/16                      1,325,000
  2,700,000           1.01    Citigroup, Inc., Floating Rate Note, 4/27/18                     2,681,537
  1,330,000           2.32    Citigroup, Inc., Floating Rate Note, 5/15/18                     1,348,971
  2,500,000           0.91    Citigroup, Inc., Floating Rate Note, 6/9/16                      2,498,560
  3,700,000           1.58    Citigroup, Inc., Floating Rate Note, 7/25/16                     3,706,105
  2,000,000           0.99    Commonwealth Bank of Australia, Floating Rate
                              Note, 3/13/17 (144A)                                             1,998,684
  2,740,000           0.65    Cooperatieve Rabobank UA New York, Floating Rate
                              Note, 4/28/17                                                    2,739,926

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
  2,675,000           1.75    ING Bank NV, Floating Rate Note, 3/22/19 (144A)            $     2,674,968
  2,690,000           1.14    ING Bank NV, Floating Rate Note, 8/17/18 (144A)                  2,681,556
  1,435,000                   JPMorgan Chase & Co., 3.15%, 7/5/16                              1,444,029
  2,800,000           1.22    JPMorgan Chase & Co., Floating Rate Note,
                              1/25/18                                                          2,808,658
  2,000,000           1.14    JPMorgan Chase & Co., Floating Rate Note,
                              2/15/17                                                          2,001,498
  3,800,000           1.15    JPMorgan Chase & Co., Floating Rate Note, 3/1/18                 3,764,907
  1,350,000           0.83    JPMorgan Chase Bank NA, Floating Rate
                              Note, 6/13/16                                                    1,350,112
  3,500,000           1.16    Lloyds Bank Plc, Floating Rate Note, 5/14/18                     3,475,906
  2,600,000           1.14    Lloyds Bank Plc, Floating Rate Note, 8/17/18                     2,591,924
  2,500,000           1.25    Macquarie Bank, Ltd., Floating Rate Note,
                              10/27/17 (144A)                                                  2,489,900
  2,800,000           1.81    Mizuho Bank, Ltd., Floating Rate Note,
                              10/20/18 (144A)                                                  2,808,134
  1,670,000           1.24    Mizuho Bank, Ltd., Floating Rate Note,
                              3/26/18 (144A)                                                   1,661,747
  2,000,000           1.05    Mizuho Bank, Ltd., Floating Rate Note,
                              4/16/17 (144A)                                                   1,992,124
  2,425,000           0.91    MUFG Americas Holdings Corp., Floating Rate
                              Note, 2/9/18                                                     2,409,349
  1,950,000           0.90    National Australia Bank, Ltd., Floating Rate
                              Note, 3/17/17 (144A)                                             1,949,721
  4,050,000                   Nordea Bank AB, 0.875%, 5/13/16 (144A)                           4,051,523
  2,175,000           0.97    Nordea Bank AB, Floating Rate Note, 4/4/17                       2,174,241
  2,700,000           0.82    Nordea Bank AB, Floating Rate Note,
                              5/13/16 (144A)                                                   2,701,191
  2,600,000           1.37    Nordea Bank AB, Floating Rate Note,
                              9/17/18 (144A)                                                   2,594,296
  1,000,000                   Royal Bank of Canada, 1.45%, 9/9/16                              1,002,743
  1,875,000           0.95    Royal Bank of Canada, Floating Rate Note, 1/23/17                1,874,477
  2,500,000           0.88    Royal Bank of Canada, Floating Rate
                              Note, 10/13/17                                                   2,489,905
    500,000           0.88    Royal Bank of Canada, Floating Rate Note, 2/3/17                   499,618
  2,200,000           0.88    Royal Bank of Canada, Floating Rate Note, 6/16/17                2,194,962
  1,325,000           0.86    Royal Bank of Canada, Floating Rate Note, 7/30/18                1,317,567
  2,000,000           1.10    Royal Bank of Canada, Floating Rate Note, 9/9/16                 2,002,524
  2,600,000           0.75    Sumitomo Mitsui Banking Corp., Floating Rate
                              Note, 1/10/17                                                    2,597,403
  1,500,000           1.29    Sumitomo Mitsui Banking Corp., Floating Rate
                              Note, 7/19/16                                                    1,502,007
  1,500,000           1.42    Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                              Note, 9/16/16 (144A)                                             1,503,108
  2,650,000                   Svenska Handelsbanken AB, 3.125%, 7/12/16                        2,666,536

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 67

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Diversified Banks -- (continued)
  4,405,000           1.06    Svenska Handelsbanken AB, Floating Rate
                              Note, 9/23/16                                              $     4,410,105
  1,800,000           1.05    The Bank of Nova Scotia, Floating Rate
                              Note, 12/13/16                                                   1,802,277
  1,500,000           1.14    The Bank of Nova Scotia, Floating Rate
                              Note, 7/15/16                                                    1,502,044
  1,000,000           1.05    The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                              Rate Note, 3/10/17 (144A)                                          998,291
  2,525,000           0.77    The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                              Rate Note, 9/8/17 (144A)                                         2,512,888
  2,000,000           1.04    The Huntington National Bank, Floating Rate
                              Note, 4/24/17                                                    1,993,372
  2,000,000           0.85    The Toronto-Dominion Bank, Floating Rate
                              Note, 5/2/17                                                     1,997,680
  2,600,000           1.16    The Toronto-Dominion Bank, Floating Rate
                              Note, 7/23/18                                                    2,593,877
  1,320,000           0.69    The Toronto-Dominion Bank, Floating Rate
                              Note, 7/8/16                                                     1,320,290
  2,800,000           0.94    The Toronto-Dominion Bank, Floating Rate
                              Note, 9/9/16                                                     2,804,169
  2,650,000           0.72    US Bancorp, Floating Rate Note, 4/25/19                          2,630,409
  6,675,000           1.25    Wells Fargo & Co., Floating Rate Note, 4/23/18                   6,673,979
  2,000,000           0.95    Westpac Banking Corp., Floating Rate
                              Note, 5/19/17                                                    1,998,546
                                                                                         ---------------
                                                                                         $   146,248,121
--------------------------------------------------------------------------------------------------------
                              Regional Banks -- 3.3%
  6,074,000                   Branch Banking & Trust Co., 1.45%, 10/3/16                 $     6,089,234
    500,000           0.68    Branch Banking & Trust Co., Floating Rate
                              Note, 5/23/17                                                      498,436
  6,144,000           0.82    Branch Banking & Trust Co., Floating Rate
                              Note, 9/13/16                                                    6,139,724
  1,250,000           1.01    Capital One NA, Floating Rate Note, 2/5/18                       1,244,186
  3,700,000           1.77    Capital One NA, Floating Rate Note, 8/17/18                      3,709,968
  1,727,000           0.99    Fifth Third Bancorp, Floating Rate Note, 12/20/16                1,721,018
  5,920,000                   Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16                5,929,543
  1,800,000           0.87    Fifth Third Bank Cincinnati Ohio, Floating Rate
                              Note, 11/18/16                                                   1,802,705
  4,500,000           0.88    KeyBank NA Cleveland Ohio, Floating Rate
                              Note, 11/25/16                                                   4,501,732
  2,500,000           1.16    KeyBank NA Cleveland Ohio, Floating Rate
                              Note, 6/1/18                                                     2,486,605
  2,710,000           0.99    Manufacturers & Traders Trust Co., Floating Rate
                              Note, 1/30/17                                                    2,706,285
  2,400,000           0.92    Manufacturers & Traders Trust Co., Floating Rate
                              Note, 7/25/17                                                    2,393,083

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Regional Banks -- (continued)
  6,200,000           1.35    MUFG Union Bank NA, Floating Rate Note, 9/26/16            $     6,211,433
  2,850,000           0.86    National City Bank Cleveland Ohio, Floating Rate
                              Note, 12/15/16                                                   2,842,838
  2,225,000           0.68    Nordea Bank Finland Plc New York, Floating Rate
                              Note, 6/13/16                                                    2,226,351
  2,700,000                   PNC Bank NA, 1.125%, 1/27/17                                     2,702,911
  1,750,000                   PNC Bank NA, 5.25%, 1/15/17                                      1,804,856
  2,500,000           1.06    PNC Bank NA, Floating Rate Note, 6/1/18                          2,475,900
  2,500,000           0.92    PNC Bank NA, Floating Rate Note, 8/1/17                          2,489,450
  1,045,000                   PNC Funding Corp., 2.7%, 9/19/16                                 1,052,220
  3,645,000           0.80    SunTrust Bank, Floating Rate Note, 2/15/17                       3,636,212
    800,000           1.30    UBS AG, Floating Rate Note, 3/26/18                                798,733
  2,500,000           0.97    UBS AG, Floating Rate Note, 6/1/17                               2,498,190
  3,000,000           1.10    UBS AG, Floating Rate Note, 9/26/16                              3,002,763
  2,600,000           0.92    US Bank NA Cincinnati Ohio, Floating Rate
                              Note, 1/26/18                                                    2,588,677
  2,400,000           1.20    US Bank NA Cincinnati Ohio, Floating Rate
                              Note, 1/29/18                                                    2,400,343
  2,025,000           0.85    US Bank NA Cincinnati Ohio, Floating Rate
                              Note, 1/30/17                                                    2,025,893
  1,999,000           0.78    Wachovia Corp., Floating Rate Note, 6/15/17                      1,991,346
  3,265,000           0.85    Wells Fargo & Co., Floating Rate Note, 7/20/16                   3,269,153
  2,700,000           1.36    Wells Fargo Bank NA, Floating Rate Note, 1/22/18                 2,707,997
    975,000           0.57    Wells Fargo Bank NA, Floating Rate Note, 5/16/16                   974,623
  1,285,000           1.17    Wells Fargo Bank NA, Floating Rate Note, 9/7/17                  1,286,183
                                                                                         ---------------
                                                                                         $    88,208,591
                                                                                         ---------------
                              Total Banks                                                $   234,456,712
--------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.4%
                              Other Diversified Financial Services -- 0.3%
  2,000,000           1.09    Bank of America NA, Floating Rate Note, 2/14/17            $     2,000,136
  1,000,000           0.82    General Electric Co., Floating Rate Note, 5/11/16                1,000,261
  2,000,000           0.90    General Electric Co., Floating Rate Note, 5/15/17                2,002,910
    850,000           0.97    General Electric Co., Floating Rate Note, 7/12/16                  851,508
  1,950,000           1.44    Hyundai Capital Services, Inc., Floating Rate
                              Note, 3/18/17 (144A)                                             1,949,922
                                                                                         ---------------
                                                                                         $     7,804,737
--------------------------------------------------------------------------------------------------------
                              Multi-Sector Holdings -- 0.3%
  1,855,000           0.77    Berkshire Hathaway Finance Corp., Floating Rate
                              Note, 1/10/17                                              $     1,855,091
  2,500,000           0.74    Berkshire Hathaway Finance Corp., Floating Rate
                              Note, 8/14/17                                                    2,496,665
  2,775,000                   Berkshire Hathaway, Inc., 2.2%, 8/15/16                          2,790,926
                                                                                         ---------------
                                                                                         $     7,142,682
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 69

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.3%
  7,060,000                   MassMutual Global Funding II, 3.125%,
                              4/14/16 (144A)                                             $     7,064,271
  1,800,000           0.68    National Rural Utilities Cooperative Finance Corp.,
                              Floating Rate Note, 11/23/16                                     1,800,299
                                                                                         ---------------
                                                                                         $     8,864,570
--------------------------------------------------------------------------------------------------------
                              Consumer Finance -- 1.4%
  1,300,000                   American Express Credit Corp., 1.3%, 7/29/16               $     1,302,129
  7,142,000           1.13    American Express Credit Corp., Floating Rate
                              Note, 7/29/16                                                    7,151,077
  5,965,000           0.82    American Honda Finance Corp., Floating Rate
                              Note, 10/7/16                                                    5,977,413
  2,570,000           0.80    American Honda Finance Corp., Floating Rate
                              Note, 12/11/17                                                   2,565,174
  3,050,000           0.78    American Honda Finance Corp., Floating Rate
                              Note, 5/26/16 (144A)                                             3,052,187
  1,330,000           1.02    American Honda Finance Corp., Floating Rate
                              Note, 9/20/17                                                    1,332,480
  2,750,000                   Capital One Bank USA NA, 1.15%, 11/21/16                         2,750,239
  2,699,000                   Capital One Financial Corp., 3.15%, 7/15/16                      2,714,376
  6,975,000           2.68    General Motors Financial Co, Inc., Floating Rate
                              Note, 1/15/19                                                    6,939,658
  2,500,000           1.98    General Motors Financial Co, Inc., Floating Rate
                              Note, 4/10/18                                                    2,477,230
  1,290,000           0.64    PACCAR Financial Corp., Floating Rate Note, 6/6/17               1,288,871
                                                                                         ---------------
                                                                                         $    37,550,834
--------------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.1%
  1,090,000           0.89    The Bank of New York Mellon Corp., Floating Rate
                              Note, 3/6/18                                               $     1,090,207
  2,465,000           1.29    The Goldman Sachs Group, Inc., Floating Rate
                              Note, 5/22/17                                                    2,463,186
                                                                                         ---------------
                                                                                         $     3,553,393
--------------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.9%
  1,210,000           1.62    Macquarie Group, Ltd., Floating Rate Note,
                              1/31/17 (144A)                                             $     1,209,793
  2,700,000           1.06    Morgan Stanley, Floating Rate Note, 1/5/18                       2,690,709
  5,400,000           2.00    Morgan Stanley, Floating Rate Note, 2/1/19                       5,451,289
  7,834,000                   Raymond James Financial, Inc., 4.25%, 4/15/16                    7,841,372
  2,465,000           0.77    The Bear Stearns Companies LLC, Floating Rate
                              Note, 11/21/16                                                   2,464,019
  2,600,000           1.82    The Goldman Sachs Group, Inc., Floating Rate
                              Note, 4/30/18                                                    2,610,998
                                                                                         ---------------
                                                                                         $    22,268,180
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.1%
  2,916,000                   GE Capital International Funding Co., 0.964%,
                              4/15/16 (144A)                                             $     2,916,160
                                                                                         ---------------
                              Total Diversified Financials                               $    90,100,556
--------------------------------------------------------------------------------------------------------
                              INSURANCE -- 7.9%
                              Insurance Brokers -- 0.4%
  9,225,000                   Aon Corp., 3.125%, 5/27/16                                 $     9,256,826
--------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.8%
  2,600,000           0.90    Jackson National Life Global Funding, Floating
                              Rate Note, 10/13/17 (144A)                                 $     2,601,479
  5,100,000           0.87    Jackson National Life Global Funding, Floating
                              Rate Note, 7/29/16 (144A)                                        5,103,126
  1,500,000           0.77    Pricoa Global Funding I, Floating Rate Note,
                              5/16/16 (144A)                                                   1,500,321
  3,255,000           0.80    Pricoa Global Funding I, Floating Rate Note,
                              6/24/16 (144A)                                                   3,255,400
  2,755,000           0.98    Principal Life Global Funding II, Floating Rate
                              Note, 12/1/17 (144A)                                             2,753,231
  2,680,000           0.78    Principal Life Global Funding II, Floating Rate
                              Note, 5/27/16 (144A)                                             2,681,857
  2,500,000                   Prudential Financial, Inc., 3.0%, 5/12/16                        2,504,988
                                                                                         ---------------
                                                                                         $    20,400,402
--------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.9%
  1,745,000           0.52    Metropolitan Life Global Funding I, Floating Rate
                              Note, 7/14/16 (144A)                                       $     1,745,754
  2,500,000           1.15    Metropolitan Life Global Funding I, Floating Rate
                              Note, 7/15/16 (144A)                                             2,503,220
  1,500,000                   New York Life Global Funding, 1.125%,
                              3/1/17 (144A)                                                    1,503,945
  6,650,000           0.91    New York Life Global Funding, Floating Rate
                              Note, 12/15/17 (144A)                                            6,666,186
  3,650,000           0.97    New York Life Global Funding, Floating Rate
                              Note, 5/23/16 (144A)                                             3,651,982
  2,675,000           0.67    New York Life Global Funding, Floating Rate
                              Note, 8/5/16 (144A)                                              2,673,708
  6,135,000                   The Hartford Financial Services Group, Inc.,
                              5.5%, 10/15/16                                                   6,270,271
                                                                                         ---------------
                                                                                         $    25,015,066
--------------------------------------------------------------------------------------------------------
                              Reinsurance -- 5.8%
    250,000                   Ace Syndicated 2015, Variable Rate Notes,
                              7/12/16 (d)(e)                                             $       245,500
  1,250,000           4.05    Acorn Re, Ltd., Floating Rate Note, 7/17/18 (Cat
                              Bond) (144A)                                                     1,261,250
  1,000,000           5.24    Alamo Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                              Bond) (144A)                                                     1,011,800

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 71

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
  2,500,000           5.90    Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                              Bond) (144A)                                               $     2,552,750
    695,760                   Altair Re, Variable Rate Notes, 6/30/17 (d)(e)                     281,783
    500,000           0.00    Aozora Re, Ltd., Floating Rate Note, 4/7/23 (Cat
                              Bond) (144A)                                                       500,150
    500,000                   Arlington Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 8/31/16 (d)(e)                                563,350
  1,500,000           3.80    Atlas IX Capital DAC, Floating Rate Note, 1/17/19
                              (Cat Bond) (144A)                                                1,528,200
  1,250,000                   Berwick 2016-1 Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 2/1/18 (d)(e)                               1,268,875
  3,325,000           4.56    Blue Danube II, Ltd., Floating Rate Note, 5/23/16
                              (Cat Bond) (144A)                                                3,324,002
  1,050,000           2.50    Bosphorus Re, Ltd., Floating Rate Note, 5/3/16
                              (Cat Bond) (144A)                                                1,048,005
    750,000           3.73    Bosphorus, Ltd., Floating Rate Note, 8/17/18
                              (Cat Bond) (144A)                                                  742,575
  2,000,000           0.00    Caelus Re IV, Ltd., Floating Rate Note, 3/6/20
                              (Cat Bond) (144A)                                                2,006,600
  3,050,000           6.85    Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                              Bond) (144A)                                                     3,088,430
    750,000                   Carnosutie 2016-N,Segregated Account (Kane SAC
                              Ltd.), Variable Rate Notes, 11/30/20 (d)(e)                        761,400
    250,000           4.46    Citrus Re, Ltd., Floating Rate Note, 4/18/17 (Cat
                              Bond) (144A)                                                       246,200
  1,350,000           4.28    Citrus Re, Ltd., Floating Rate Note, 4/24/17 (Cat
                              Bond) (144A)                                                     1,333,395
    500,000                   Clarendon Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 6/15/16 (d)(e)                                499,900
  1,000,000           3.80    Cranberry Re, Ltd., Floating Rate Note, 7/6/18
                              (Cat Bond) (144A)                                                1,013,200
  2,000,000           2.75    East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                              (Cat Bond) (144A)                                                1,969,800
     13,000                   Eden Re II, Ltd., Variable Rate Notes, 4/19/18
                              (144A) (d)(e)                                                      109,798
  1,287,000                   Eden Re II, Variable Rate Notes, 4/23/19 (d)(e)                  1,307,592
  1,250,000           7.40    Galileo Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                     1,264,375
  2,000,000           6.27    Gator Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                     1,935,000
  1,300,000                   Gleneagles Segregated Account (Kane SAC Ltd),
                              Variable Rate Notes, 11/30/20 (d)(e)                             1,332,370
  2,650,000           2.20    Golden State Re II, Ltd., Floating Rate Note, 1/8/19
                              (Cat Bond) (144A)                                                2,608,660
  2,600,000                   Gullane Segregated Account (Kane SAC Ltd.),
                              Variable Rate Note 11/30/20 (d)(e)                               2,652,780

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
  2,600,000                   Gullane Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 1/22/17                               $        70,200
  3,500,000           4.00    Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                              Bond) (144A)                                                     3,504,200
  1,000,000           4.50    Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                              Bond) (144A)                                                     1,002,400
  2,350,000           3.75    Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                              (Cat Bond)(144A)                                                 2,324,385
  2,500,000           6.75    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond)(144A)                                                 2,517,250
  2,000,000           9.25    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond)(144A)                                                 2,017,600
  3,300,000           4.75    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                3,291,420
  1,000,000           4.50    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                                  993,400
  1,800,000           2.25    Kizuna Re II, Ltd., Floating Rate Note, 4/6/18 (Cat
                              Bond) (144A)                                                     1,792,800
  1,000,000                   Lahinch Re, Variable Rate Notes, 6/15/16 (d)(e)                  1,010,600
  7,975,000           4.20    Longpoint Re, Ltd., III, Floating Rate Note, 5/18/16
                              (Cat Bond) (144A)                                                7,971,810
  4,000,000           3.75    Longpoint Re, Ltd., III, Floating Rate Note, 5/23/18
                              (Cat Bond) (144A)                                                4,035,600
  2,500,000                   Lorenz Re, Floating Rate Note, 3/31/19 (d)(e)                    2,500,000
    750,000                   Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)                52,500
  2,000,000           2.00    Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                              Bond) (144A)                                                     1,991,200
  1,500,000           4.50    MetroCat Re, Ltd., Floating Rate Note, 8/5/16 (Cat
                              Bond) (144A)                                                     1,505,250
  2,250,000           9.03    Mythen Re, Ltd., Series 2012-2 Class A, Floating
                              Rate Note, 1/5/17 (Cat Bond) (144A)                              2,290,500
  2,250,000           7.25    Northshore Re, Ltd., Floating Rate Note, 7/5/16
                              (Cat Bond) (144A)                                                2,262,150
  2,500,000                   Pangaea Re, Series 2015-1, Principal at Risk
                              Notes, 2/1/19 (d)(e)                                                74,750
  2,800,000                   Pangaea Re, Series 2015-2, Principal at Risk
                              Notes, 11/30/19 (d)(e)                                           3,032,680
  2,500,000                   Pangaea Re., Variable Rate Notes, 2/1/20 (d)(e)                  2,527,500
  2,300,000                   Pangaea Re., Variable Rate Notes, 7/1/18 (d)(e)                     41,400
  3,500,000           4.50    PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                                3,502,800
  1,750,000           3.50    Queen City Re, Floating Rate Note, 1/6/17 (Cat
                              Bond) (144A)                                                     1,720,775
  1,750,000           8.60    Queen Street VII Re, Ltd., Floating Rate Note, 4/8/16
                              (Cat Bond) (144A)                                                1,745,800

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 73

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
  1,500,000           5.75    Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                              (Cat Bond) (144A)                                          $     1,496,700
  1,750,000           6.15    Queen Street XI Re Dac, Floating Rate Note, 6/7/19
                              (Cat Bond) (144A)                                                1,754,375
  1,000,000          12.75    Residential Reinsurance 2012, Ltd., Floating
                              Rate Note, 12/6/16 (Cat Bond) (144A)                             1,016,600
  1,500,000           5.75    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                  1,505,250
  2,900,000           4.50    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 12/6/16 (Cat Bond) (144A)                                  2,897,100
    750,000           8.00    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                     753,225
    900,000          10.00    Residential Reinsurance 2012, Ltd., Floating Rate
                              Note, 6/6/16 (Cat Bond) (144A)                                     908,370
    850,000           9.25    Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 6/6/17 (Cat Bond) (144A)                                     877,795
    750,000           3.50    Residential Reinsurance 2014, Ltd., Floating Rate
                              Note, 6/6/18 (Cat Bond) (144A)                                     747,450
  1,000,000           7.25    Residential Reinsurance 2015, Ltd., Floating Rate
                              Note, 12/6/19 (Cat Bond) (144A)                                    989,000
  3,000,000           3.00    Sanders Re, Ltd., Floating Rate Note, 5/25/18 (Cat
                              Bond) (144A)                                                     2,933,400
  1,250,000           4.00    Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                              Bond) (144A)                                                     1,246,250
  2,500,000           3.50    Sanders Re, Ltd., Floating Rate Note, 5/5/17 (Cat
                              Bond) (144A)                                                     2,480,000
  3,000,000           3.84    Sanders Re, Ltd., Floating Rate Note, 6/7/17 (Cat
                              Bond) (144A)                                                     3,003,000
      3,777                   Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                              (144A) (d)(e)                                                       26,439
    500,000                   Sector Re V, Ltd., Variable Rate Notes, 12/1/20
                              (144A) (d)(e)                                                      510,350
  1,250,000                   Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (d)(e)                                                    1,415,750
  1,000,000                   Silverton Re, Ltd., Variable Rate Notes, 9/18/18
                              (144A) (d)(e)                                                    1,028,200
  1,250,000                   St. Andrews Segregated Account (Kane SAC Ltd.),
                              Variance Rate Notes, 2/1/18 (d)(e)                               1,279,125
  8,050,000           8.50    Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                              Bond) (144A)                                                     8,094,919
    750,000           5.31    Tradewynd Re, Ltd., Floating Rate Note, 1/8/18
                              (Cat Bond) (144A)                                                  748,350
    250,000           9.75    Tramline Re II, Ltd., Floating Rate Note, 1/4/19
                              (Cat Bond) (144A)                                                  250,450
  1,750,000           3.25    Tramline Re II, Ltd., Floating Rate Note, 7/7/17
                              (Cat Bond) (144A)                                                1,735,650
  2,500,000           5.00    Ursa Re, Ltd., Floating Rate Note, 9/21/18 (Cat
                              Bond) (144A)                                                     2,515,250

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
  2,700,000                   Versutus 2016, Class A-1, Variable Rate Notes,
                              11/30/20 (d)(e)                                            $     2,758,590
  2,500,000                   Versutus Ltd., Series 2015-A, Variable Rate Notes,
                              12/31/2017 (d)(e)                                                   36,500
  7,500,000           3.96    Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                              (Cat Bond) (144A)                                                7,577,250
  1,500,000           3.26    Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                              (Cat Bond) (144A)                                                1,515,300
  2,750,000           3.75    Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                     2,771,725
  1,000,000           2.75    Vitality Re IV, Ltd., Floating Rate Note, 1/9/17 (Cat
                              Bond) (144A)                                                     1,002,600
  3,800,000           1.75    Vitality Re V, Ltd., Floating Rate Note, 1/7/19 (Cat
                              Bond) (144A)                                                     3,753,260
  2,000,000           0.00    Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                                1,998,400
  1,000,000           0.00    Vitality Re VII, Ltd., Floating Rate Note, 1/7/20
                              (Cat Bond) (144A)                                                  999,300
                                                                                         ---------------
                                                                                         $   152,862,633
                                                                                         ---------------
                              Total Insurance                                            $   207,534,927
--------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              Systems Software -- 0.1%
  1,937,000           0.52    Oracle Corp., Floating Rate Note, 7/7/17                   $     1,939,537
                                                                                         ---------------
                              Total Software & Services                                  $     1,939,537
--------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                              Computer Storage & Peripherals -- 0.1%
  1,500,000           0.67    Apple, Inc., Floating Rate Note, 5/3/16                    $     1,500,294
                                                                                         ---------------
                              Total Technology Hardware & Equipment                      $     1,500,294
--------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.1%
                              Semiconductors -- 0.1%
  2,800,000                   Intel Corp., 1.95%, 10/1/16                                $     2,819,435
                                                                                         ---------------
                              Total Semiconductors & Semiconductor Equipment             $     2,819,435
--------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.3%
                              Integrated Telecommunication Services -- 1.2%
  1,250,000                   AT&T, Inc., 2.4%, 3/15/17                                  $     1,264,589
  3,925,000                   AT&T, Inc., 2.4%, 8/15/16                                        3,948,786
  3,875,000                   AT&T, Inc., 2.95%, 5/15/16                                       3,884,075
  8,646,000                   British Telecommunications Plc, 1.625%, 6/28/16                  8,656,808
  2,750,000                   Orange SA, 2.75%, 9/14/16                                        2,770,413
 11,835,000           2.04    Verizon Communications, Inc., Floating Rate
                              Note, 9/15/16                                                   11,899,122
                                                                                         ---------------
                                                                                         $    32,423,793
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 75

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.1%
  1,250,000                   Altice Financing SA, 7.875%, 12/15/19 (144A)               $     1,306,250
  1,500,000           1.50    America Movil SAB de CV, Floating Rate
                              Note, 9/12/16                                                    1,499,404
                                                                                         ---------------
                                                                                         $     2,805,654
                                                                                         ---------------
                              Total Telecommunication Services                           $    35,229,447
--------------------------------------------------------------------------------------------------------
                              UTILITIES -- 1.1%
                              Electric Utilities -- 0.8%
  2,610,000           0.99    Duke Energy Corp., Floating Rate Note, 4/3/17              $     2,592,503
  2,285,000           0.97    Duke Energy Indiana LLC, Floating Rate
                              Note, 7/11/16                                                    2,285,695
  7,095,000           0.57    Duke Energy Progress LLC, Floating Rate
                              Note, 11/20/17                                                   7,003,978
  1,275,000           0.65    Duke Energy Progress LLC, Floating Rate
                              Note, 3/6/17                                                     1,271,815
  1,865,000           1.08    Electricite de France SA, Floating Rate
                              Note, 1/20/17 (144A)                                             1,860,520
  1,000,000           1.02    Georgia Power Co., Floating Rate Note, 8/15/16                     999,972
  1,013,000           0.60    NSTAR Electric Co., Floating Rate Note, 5/17/16                  1,013,009
  1,370,000                   PECO Energy Co., 1.2%, 10/15/16                                  1,372,310
  2,700,000                   The Dayton Power & Light Co., 1.875%, 9/15/16                    2,711,065
                                                                                         ---------------
                                                                                         $    21,110,867
--------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.2%
  2,376,000                   Dominion Resources, Inc., Virginia, 1.95%, 8/15/16         $     2,383,506
  2,500,000           0.84    San Diego Gas & Electric Co., Floating Rate
                              Note, 3/9/17                                                     2,489,975
                                                                                         ---------------
                                                                                         $     4,873,481
--------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.1%
  1,250,000                   NRG Energy, Inc., 8.25%, 9/1/20                            $     1,259,375
  2,500,000                   PSEG Power LLC, 2.75%, 9/15/16                                   2,519,978
                                                                                         ---------------
                                                                                         $     3,779,353
                                                                                         ---------------
                              Total Utilities                                            $    29,763,701
--------------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.1%
  2,800,000           0.80    Svensk Exportkredit AB, Floating Rate
                              Note, 11/10/17                                             $     2,794,646
                                                                                         ---------------
                              Total Government                                           $     2,794,646
--------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $772,385,499)                                        $   772,373,876
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY
                              OBLIGATIONS -- 3.9%
      3,439                   Fannie Mae, 7.0%, 10/1/17                                  $         3,524
     16,811           2.52    Fannie Mae, Floating Rate Note, 1/1/48                              17,679
     25,004           3.01    Fannie Mae, Floating Rate Note, 10/1/32                             25,694
      5,582           2.42    Fannie Mae, Floating Rate Note, 11/1/23                              5,780
     22,574           2.67    Fannie Mae, Floating Rate Note, 2/1/34                              22,732
     17,720           2.36    Fannie Mae, Floating Rate Note, 9/1/32                              18,751
 10,000,000           0.52    Federal Farm Credit Banks, Floating Rate
                              Note, 6/20/16                                                   10,000,220
      5,792           2.56    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 10/1/23                                                        5,937
     13,745           2.88    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 11/1/33                                                       14,288
      6,523           2.59    Federal Home Loan Mortgage Corp., Floating Rate
                              Note, 6/1/35                                                         6,615
  8,925,000           0.73    Federal National Mortgage Association, Floating Rate
                              Note, 10/3/16                                                    8,935,469
      9,586           1.75    Government National Mortgage Association II, Floating
                              Rate Note, 1/20/22                                                   9,878
  2,600,000                   Private Export Funding Corp., 2.125%, 7/15/16                    2,612,168
 13,780,000           0.47    U.S. Treasury Note, Floating Rate Note, 10/31/17                13,778,980
 40,175,000           0.37    U.S. Treasury Note, Floating Rate Note, 4/30/17                 40,169,820
 20,095,000           0.38    U.S. Treasury Note, Floating Rate Note, 7/31/17                 20,082,039
  6,085,000                   U.S. Treasury Notes, 0.625%, 7/15/16                             6,089,752
                                                                                         ---------------
                                                                                         $   101,799,326
--------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $101,813,127)                                        $   101,799,326
--------------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BOND -- 0.1%
  2,775,000                   Province of Ontario Canada, 1.6%, 9/21/16                  $     2,785,989
--------------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BOND
                              (Cost $2,788,129)                                          $     2,785,989
--------------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 0.0%+ (f)
                              Higher Municipal Education -- 0.0%+
    675,000                   President and Fellows of Harvard College,
                              6.3%, 10/1/37                                              $       675,000
--------------------------------------------------------------------------------------------------------
                              Municipal Student Loan -- 0.0%+
    728,075           1.52    Louisiana Public Facilities Authority, Taxable Student
                              Loan Backed-A, Floating Rate Note, 4/26/27                 $       719,134
--------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $1,406,011)                                          $     1,394,134
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 77

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 6.6%**
                              ENERGY -- 0.1%
                              Oil & Gas Drilling -- 0.0%+
    702,221           6.00    Drillships Financing Holding, Inc., Tranche B-1
                              Term Loan, 3/31/21                                         $       255,726
    864,063           3.50    Paragon Offshore Finance, Term Loan, 7/16/21                       191,534
                                                                                         ---------------
                                                                                         $       447,260
--------------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.1%
      2,785           4.50    Glenn Pool Oil & Gas Trust, Term Loan, 5/2/16              $         2,778
  2,688,125           4.00    Seadrill Operating LP, Initial Term Loan, 2/14/21                1,198,455
                                                                                         ---------------
                                                                                         $     1,201,233
--------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.0%+
    222,647           4.25    Western Refining, Inc., Term Loan 2013, 11/12/20           $       217,080
--------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 0.0%+
    934,002           4.75    Penn Products Terminals LLC, Tranche B Term
                              Loan, 4/1/22                                               $       859,282
                                                                                         ---------------
                              Total Energy                                               $     2,724,855
--------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.3%
                              Commodity Chemicals -- 0.0%+
    379,505           4.50    Tronox Pigments Holland BV, New Term Loan,
                              3/19/20                                                    $       354,047
--------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 0.0%+
    496,250           3.75    Chemours Co., LLC, Term Loan (First Lien), 5/12/22         $       473,195
--------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.1%
    963,311           3.75    Axalta Coating Systems US Holdings, Inc.,
                              Refinanced Term B Loan, 2/1/20                             $       958,419
     71,429           3.50    Chemtura Corp., New Term Loan, 8/29/16                              71,674
    249,375           3.75    PolyOne Corp., Initial Loan, 11/6/22                               249,609
    919,125           4.00    PQ Corp., 2014 Term Loan, 8/7/17                                   912,396
    473,757           2.75    WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                        470,323
                                                                                         ---------------
                                                                                         $     2,662,421
--------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.1%
    670,320           4.00    Ardagh Holdings USA, Inc., Tranche B-3 Term Loan
                              (First Lien), 12/17/19                                     $       670,459
    987,500           3.50    Owens-Brockway Glass Container, Inc., Term Loan B
                              Facility, 8/14/22                                                  989,866
                                                                                         ---------------
                                                                                         $     1,660,325
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.0%+
    138,916           4.25    Multi Packaging Solutions, Inc., Initial Dollar
                              Tranche B Term, 9/30/20                                    $       138,569
--------------------------------------------------------------------------------------------------------
                              Aluminum -- 0.1%
  1,405,124           4.00    Novelis, Inc., Initial Term Loan, 5/28/22                  $     1,374,095
--------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
    811,569           4.25    Fortescue Metals Group, Ltd., Bank Loan, 6/30/19           $       687,805
--------------------------------------------------------------------------------------------------------
                              Steel -- 0.0%+
    317,934           4.75    JMC Steel Group, Inc., Term Loan, 4/1/17                   $       317,533
    144,699           4.50    TMS International Corp., Term B Loan, 10/2/20                      128,782
                                                                                         ---------------
                                                                                         $       446,315
                                                                                         ---------------
                              Total Materials                                            $     7,796,772
--------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.6%
                              Aerospace & Defense -- 0.3%
  1,856,235           4.75    DigitalGlobe, Inc., Term Loan, 1/25/20                     $     1,852,369
    143,055           6.25    DynCorp International, Inc., Term Loan, 7/7/16                     138,764
  1,243,565           5.75    The SI Organization, Inc., Term Loan (First Lien),
                              11/19/19                                                         1,238,383
  1,274,053           3.75    TransDigm, Inc., Tranche C Term Loan, 2/28/20                    1,260,288
  2,355,167           3.25    Wesco Aircraft Hardare Corp., Tranche B Term Loan
                              (First Lien), 2/24/21                                            2,231,520
                                                                                         ---------------
                                                                                         $     6,721,324
--------------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
    965,000           4.00    Armstrong World Industries, Inc., 1st Lien Term
                              Loan, 2/23/23                                              $       965,000
  1,067,243           3.50    Armstrong World Industries, Inc., Term Loan B,
                              3/15/20                                                          1,069,244
    852,173           4.00    Quikrete Holdings, Inc., Initial Loan (First Lien),
                              9/26/20                                                            848,711
    784,464           4.25    Unifrax Corp., New Term B Loan, 12/31/19                           709,940
                                                                                         ---------------
                                                                                         $     3,592,895
--------------------------------------------------------------------------------------------------------
                              Electrical Components & Equipment -- 0.1%
  1,053,868           3.25    Southwire Co., Term Loan, 1/31/21                          $     1,002,492
    821,182           6.00    WireCo WorldGroup, Inc., Term Loan, 2/15/17                        809,891
                                                                                         ---------------
                                                                                         $     1,812,383
--------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.0%+
    157,274           5.00    Kloeckner Pentaplast of America, Inc., Initial U.S.
                              Borrower Dollar Term Loan, 4/22/20                         $       157,470
     67,211           5.00    KP Germany Erste GmbH, Initial German Borrower
                              Dollar Term Loan, 4/22/20                                           67,295
    452,994           4.50    Milacron LLC, Term Loan, 9/28/20                                   450,729
                                                                                         ---------------
                                                                                         $       675,494
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 79

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy
                              Trucks -- 0.0%+
    304,913           3.50    Terex Corp., U.S. Term Loan, 8/13/21                       $       298,053
    305,687           4.50    Terex Corp., Term Loan (First Lien), 12/15/22                      300,338
                                                                                         ---------------
                                                                                         $       598,391
--------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
    232,157           4.25    Gardner Denver, Inc., Initial Dollar Term Loan,
                              7/30/20                                                    $       210,682
    746,250           0.00    NN, Inc., Initial Term Loan, 10/2/22                               735,056
    575,249           6.25    Xerium Technologies, Inc., Initial Term Loan, 5/17/19              562,306
                                                                                         ---------------
                                                                                         $     1,508,044
--------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.0%+
    698,250           4.00    Beacon Roofing Supply, Inc., Initial Term
                              Loan, 9/25/22                                              $       698,250
    318,295           3.75    WESCO Distribution, Inc., Tranche B-1 Loan,
                              12/12/19                                                           319,289
                                                                                         ---------------
                                                                                         $     1,017,539
                                                                                         ---------------
                              Total Capital Goods                                        $    15,926,070
--------------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                              Environmental & Facilities Services -- 0.1%
    148,500           4.25    Waste Industries USA, Inc., Initial Term Loan, 2/20/20     $       149,335
  2,837,644           5.00    Wheelabrator, Term B Loan, 10/15/21                              2,657,927
    126,437           5.00    Wheelabrator, Term C Loan, 10/15/21                                118,429
                                                                                         ---------------
                                                                                         $     2,925,691
--------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.0%+
    779,616           6.50    Language Line LLC, Initial Term Loan (First Lien),
                              7/2/21                                                     $       765,973
--------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.1%
    507,204           4.25    Allied Security Holdings LLC, Closing Date Term
                              Loan (First Lien), 2/12/21                                 $       498,751
  1,232,607           4.00    Garda World Security Corp., Term B Loan, 11/1/20                 1,187,155
    315,318           4.00    Garda World Security Corp., Term B Loan, 11/8/20                   303,691
     90,966           4.25    Monitronics International, Inc., Term B Loan,
                              3/23/18                                                             86,228
                                                                                         ---------------
                                                                                         $     2,075,825
--------------------------------------------------------------------------------------------------------
                              Human Resource & Employment Services -- 0.1%
  1,158,041           3.75    On Assignment, Inc., Initial Term B Loan, 6/5/22           $     1,161,901
                                                                                         ---------------
                              Total Commercial Services & Supplies                       $     6,929,390
--------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Air Freight & Logistics -- 0.0%+
    196,000           5.25    Syncreon Group BV, Term Loan, 9/26/20                      $       162,435
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Airlines -- 0.2%
  2,505,375           3.25    American Airlines, Inc., 2015 Term Loan (New),
                              6/27/20                                                    $     2,495,784
    495,000           3.50    American Airlines, Inc., 2015 Term Loan, 10/10/21                  494,779
    298,500           3.25    Delta Air Lines Inc., Term Loan (First Lien), 8/24/22              298,607
    725,625           3.25    Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18                726,683
    242,500           3.25    United Airlines, Inc., Class B Term Loan, 4/1/19                   241,995
                                                                                         ---------------
                                                                                         $     4,257,848
--------------------------------------------------------------------------------------------------------
                              Marine -- 0.0%+
  1,395,472           5.25    Navios Maritime Partners LP, Term Loan, 6/27/18            $     1,234,993
                                                                                         ---------------
                              Total Transportation                                       $     5,655,276
--------------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.4%
                              Auto Parts & Equipment -- 0.3%
    763,469           3.50    Allison Transmission, Inc., Term B-3 Loan, 8/23/19         $       764,105
    990,000           6.00    BBB Industries US, Initial Term Loan, 10/15/21                     985,979
    342,258           4.00    Cooper Standard Intermediate Holdco 2 LLC, Term
                              Loan, 3/28/21                                                      340,012
    744,332           4.75    Key Safety Systems, Inc., Initial Term Loan, 7/28/21               741,076
  1,235,519           3.75    MPG Holdco I, Inc., Tranche B-1 Term Loan (2015),
                              10/20/21                                                         1,221,620
    569,950           4.25    Schaeffler AG, Facility B-USD, 5/15/20                             572,444
    806,228           4.50    TI Group Automotive Systems LLC, Initial US Term
                              Loan, 6/25/22                                                      801,189
  1,039,541           4.00    Tower Automotive Holdings USA LLC, Initial Term
                              Loan (2014), 4/23/20                                             1,034,343
                                                                                         ---------------
                                                                                         $     6,460,768
--------------------------------------------------------------------------------------------------------
                              Tires & Rubber -- 0.0%+
    400,000           3.75    The Goodyear Tire & Rubber Co., Term Loan
                              (Second Lien), 3/27/19                                     $       400,875
--------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
    216,850           3.50    Chrysler Group LLC, Term Loan B, 5/24/17                   $       217,062
  1,669,364           3.25    Chrysler Group LLC, Tranche B Term Loan, 12/29/18                1,668,947
    492,500           6.00    Crown Group LLC, Term Loan (First Lien), 9/30/20                   472,800
                                                                                         ---------------
                                                                                         $     2,358,809
--------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.0%+
    291,667           3.50    Visteon Corp., Tranche B Loan (First Lien), 4/8/21         $       290,755
                                                                                         ---------------
                              Total Automobiles & Components                             $     9,511,207
--------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.1%
                              Home Furnishings -- 0.0%+
     60,920           3.50    Tempur Sealy International, Inc., New Term B
                              Loan, 3/18/20                                              $        60,920
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 81

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Apparel, Accessories & Luxury Goods -- 0.1%
    495,000           3.25    Hanesbrands, Inc., New Term B Loan, 4/15/22                $       498,032
    779,512           3.25    PVH Corp., Tranche B Term Loan, 12/19/19                           785,706
                                                                                         ---------------
                                                                                         $     1,283,738
                                                                                         ---------------
                              Total Consumer Durables & Apparel                          $     1,344,658
--------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.4%
                              Casinos & Gaming -- 0.1%
  1,209,375           3.50    MGM Resorts International, Term B Loan, 12/20/19           $     1,208,368
     49,250           3.75    Pinnacle Entertainment, Inc., Tranche B-2 Term
                              Loan, 8/13/20                                                       49,275
  1,975,000           6.00    Scientific Games, Initial Term B-2, 10/1/21                      1,920,379
                                                                                         ---------------
                                                                                         $     3,178,022
--------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 0.1%
    486,595           3.50    Four Seasons Holdings Inc., Term Loan, 6/27/20             $       484,365
  1,322,321           3.50    Hilton Worldwide Finance LLC, Initial Term
                              Loan, 9/23/20                                                    1,324,305
                                                                                         ---------------
                                                                                         $     1,808,670
--------------------------------------------------------------------------------------------------------
                              Leisure Facilities -- 0.1%
     96,885           3.25    Cedar Fair LP, U.S. Term Facility, 3/6/20                  $        97,147
  1,141,375           3.50    Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 6/30/22                                                    1,143,278
                                                                                         ---------------
                                                                                         $     1,240,425
--------------------------------------------------------------------------------------------------------
                              Restaurants -- 0.1%
    467,012           3.75    1011778 BC ULC, Term B-2 Loan, 12/12/21                    $       467,207
    345,835           4.00    Landry's, Inc., B Term Loan, 4/24/18                               345,056
    152,735           4.75    NPC International, Inc., Term Loan, 12/28/18                       151,972
    826,171           4.25    PF Chang's China Bistro, Inc., Term Borrowing, 7/2/19              787,960
                                                                                         ---------------
                                                                                         $     1,752,195
--------------------------------------------------------------------------------------------------------
                              Education Services -- 0.0%+
    589,215           3.75    Bright Horizons Family Solutions, Inc., Term B
                              Loan, 1/14/20                                              $       589,337
    592,500           4.25    Bright Horizons Family Solutions, Inc., Term B-1
                              Loan, 1/30/20                                                      593,703
                                                                                         ---------------
                                                                                         $     1,183,040
--------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 0.0%+
    381,842           4.00    Weight Watchers International, Inc., Initial Tranche B-2
                              Term Loan, 4/2/20                                          $       283,518
                                                                                         ---------------
                              Total Consumer Services                                    $     9,445,870
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              MEDIA -- 0.9%
                              Broadcasting -- 0.4%
  1,527,584           3.00    CBS Outdoor Americas Capital LLC, Tranche B Term
                              Loan (First Lien), 1/15/21                                 $     1,522,493
    992,347           2.94    CSC Holdings LLC, Term B Loan, 4/17/20                             992,192
    311,656           4.00    Entercom Radio LLC, Term B-2 Loan, 11/23/18                        311,007
  1,002,368           3.94    Gray Television, Inc., Term Loan (First Lien), 6/10/21           1,001,366
  1,000,000           5.00    Neptune Finco Corp., Initial Term Loan, 9/25/22                  1,003,500
    491,184           3.25    Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20                485,863
  1,318,001           3.00    Sinclair Television Group, Inc., New Tranche B Term
                              Loan, 4/19/20                                                    1,310,793
    992,500           3.50    Sinclair Television Group, Incremental Loan, 7/30/21               991,880
    519,717           3.50    The EW Scripps Co., Term Loan, 11/26/20                            517,118
  1,436,301           4.10    Tribune Media Co., Term B Loan, 12/27/20                         1,432,100
    654,488           4.00    Univision Communications, Inc., Replacement
                              First-Lien Term Loan (C-4), 3/1/20                                 648,878
                                                                                         ---------------
                                                                                         $    10,217,190
--------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 0.3%
  1,000,000           3.50    CCO Safari III LLC, Term I Loan, 1/23/23                   $     1,002,411
  1,288,563           3.00    Charter Communications Operating LLC, Term F
                              Loan, 1/1/21                                                     1,284,837
    521,732           3.75    Intelsat Jackson Holdings SA, Tranche B-2 Term
                              Loan, 6/30/19                                                      487,983
  1,372,000           2.90    Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18              1,350,992
    652,022           3.50    Telesat Canada, U.S. Term B Loan, 3/28/19                          650,115
  1,136,553           3.60    Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                   1,124,477
  1,072,383           3.50    Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22            1,060,989
    691,064           3.51    Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22              683,721
                                                                                         ---------------
                                                                                         $     7,645,525
--------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.2%
  1,442,892           4.00    AMC Entertainment, Inc., Initial Term Loan, 4/30/20        $     1,448,453
    830,189           3.25    Kasima LLC, Term Loan, 5/17/21                                     825,260
    758,550           3.50    Live Nation Entertainment, Inc., Term B-1
                              Loan, 8/17/20                                                      760,130
  1,008,074           3.75    Rovi Solutions Corp., Term B Loan, 7/2/21                          998,832
    583,500           3.50    Seminole Hard Rock Entertainment, Inc., Term
                              Loan, 5/14/20                                                      579,124
  1,072,500           3.75    WMG Acquisition Corp., Tranche B Refinancing Term
                              Loan, 7/1/20                                                     1,058,826
                                                                                         ---------------
                                                                                         $     5,670,625
--------------------------------------------------------------------------------------------------------
                              Publishing -- 0.0%+
    736,569           0.00    Quincy Newspapers, Inc., Term Loan B, 10/19/22             $       728,283
                                                                                         ---------------
                              Total Media                                                $    24,261,623
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 83

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.2%
                              Computer & Electronics Retail -- 0.0%+
    508,227           3.68    Rent-A-Center, Inc., Term Loan (2014), 2/6/21              $       487,580
--------------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.0%+
  1,212,500           4.50    Apex Tool Group LLC, Term Loan, 2/1/20                     $     1,169,052
--------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.1%
    972,500           3.75    Michaels Stores, Inc., Term B Loan, 1/28/20                $       971,791
  1,000,000           4.75    Staples Escrow LLC, Initial Loan, 1/29/22                          999,286
                                                                                         ---------------
                                                                                         $     1,971,077
--------------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.1%
  1,263,312           3.00    Avis Budget Car Rental LLC, Tranche B Term
                              Loan, 3/15/19                                              $     1,261,733
    371,975           5.75    CWGS Group LLC, Term Loan, 2/20/20                                 368,952
    725,625           3.75    The Hertz Corp., Tranche B1 Term Loan, 3/11/18                     726,079
                                                                                         ---------------
                                                                                         $     2,356,764
                                                                                         ---------------
                              Total Retailing                                            $     5,984,473
--------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.1%
                              Food Distributors -- 0.0%+
    183,090           5.75    AdvancePierre Foods, Inc., Term Loan (First Lien),
                              7/10/17                                                    $       183,433
--------------------------------------------------------------------------------------------------------
                              Food Retail -- 0.1%
  1,488,439           5.50    Albertsons LLC, Term B-2 Loan, 3/21/19                     $     1,490,699
    498,750           5.50    Albertsons LLC, Term B-5 Loan, 12/21/22                            499,373
                                                                                         ---------------
                                                                                         $     1,990,072
                                                                                         ---------------
                              Total Food & Staples Retailing                             $     2,173,505
--------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                              Agricultural Products -- 0.1%
  1,558,200           3.25    Darling International, Inc., Term B USD Loan,
                              12/19/20                                                   $     1,554,792
--------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.2%
    533,425           3.75    B&G Foods, Inc., Tranche B Term Loan, 10/5/22              $       535,592
    874,626           3.75    JBS USA LLC, Initial Term Loan, 5/25/18                            871,893
    748,125           4.00    JBS USA LLC, 2015 Incremental Term Loan,
                              9/18/22                                                            745,632
    568,000           5.25    Keurig Green Mountain, Inc., Term B USD
                              Loan, 2/10/23                                                      570,722
  2,158,833           3.00    Pinnacle Foods Finance LLC, Tranche G Term
                              Loan, 4/29/20                                                    2,160,374
    235,423           3.75    Post Holdings, Inc., Tranche B Loan (First Lien),
                              5/23/21                                                            236,282
                                                                                         ---------------
                                                                                         $     5,120,495
                                                                                         ---------------
                              Total Food, Beverage & Tobacco                             $     6,675,287
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Household Products -- 0.0%+
    662,917           3.50    Spectrum Brands, Inc., USD Term Loan, 6/16/22              $       666,025
--------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.1%
    384,485           3.50    NBTY, Inc., Term B-2 Loan, 10/1/17                         $       383,332
    354,627           4.00    Revlon Consumer Products Corp., Acquisition Term
                              Loan, 8/19/19                                                      354,738
    941,944           3.25    Revlon Consumer Products Corp., Replacement
                              Term Loan, 11/19/17                                                941,944
                                                                                         ---------------
                                                                                         $     1,680,014
                                                                                         ---------------
                              Total Household & Personal Products                        $     2,346,039
--------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                              Health Care Equipment -- 0.1%
  1,472,526           4.50    Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18           $     1,466,314
--------------------------------------------------------------------------------------------------------
                              Health Care Supplies -- 0.0%+
    995,000           4.25    Sterigenics-Nordion Holdings LLC, Initial Term
                              Loan, 4/27/22                                              $       982,562
--------------------------------------------------------------------------------------------------------
                              Health Care Services -- 0.2%
    540,470           6.50    BioScrip, Inc., Initial Term B Loan, 7/31/20               $       487,774
    324,282           6.50    BioScrip, Inc., Term Loan, 7/31/20                                 292,665
    593,611           4.00    BSN Medical GmbH & Co. KG, Facility B1A, 8/28/19                   587,675
    467,907           3.50    DaVita HealthCare Partners, Inc., Tranche B Loan
                              (First Lien), 6/19/21                                              469,442
  1,232,908           4.25    Envision Healthcare Corp., Initial Term Loan, 5/25/18            1,234,758
     66,145           7.75    inVentiv Health, Inc., Term B-3 Loan, 5/15/18                       65,980
    494,949           4.25    National Mentor Holdings, Inc., Tranche B Term
                              Loan, 1/31/21                                                      490,774
    905,656           4.25    Pharmaceutical Product Development LLC, Initial
                              Term Loan, 8/6/22                                                  898,864
    336,954           4.50    Truven Health Analytics, Inc., New Tranche B Term
                              Loan, 6/6/19                                                       336,743
                                                                                         ---------------
                                                                                         $     4,864,675
--------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.2%
     24,975           3.38    CHS, Incremental 2019 Term G Loan, 12/31/19                $        24,587
     45,954           4.00    CHS, Incremental 2021 Term H Loan, 1/27/21                          45,274
  1,966,718           3.69    HCA, Inc., Tranche B-6 Term Loan, 3/8/23                         1,977,605
    482,544           4.50    IASIS Healthcare LLC, Term B-2 Loan, 5/3/18                        480,735
  1,091,667           4.25    Kindred Healthcare, Inc., Tranche B Loan (First
                              Lien), 4/10/21                                                   1,063,010
    395,841           6.00    RegionalCare Hospital Partners, Inc., Term B-2
                              Loan (2015), 4/23/19                                               396,088
    224,806           6.00    Select Medical Corp., Series E Tranche B Term
                              Loan, 6/1/18                                                       224,806

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 85

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Health Care Facilities -- (continued)
  1,000,000           6.00    Select Medical Corp., Series F Tranche B Term
                              Loan, 3/4/21                                               $       994,375
    975,000           6.75    Steward Health Care System LLC, Term Loan,
                              4/10/20                                                            940,875
    500,000           6.25    Vizient, Inc., Initial Term Loan, 2/9/23                           503,958
                                                                                         ---------------
                                                                                         $     6,651,313
--------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.1%
    824,741           4.25    ConvaTec, Inc., Dollar Term Loan, 12/22/16                 $       822,680
  1,583,532           3.75    Emdeon, Inc., Term B-2 Loan, 11/2/18                             1,578,583
                                                                                         ---------------
                                                                                         $     2,401,263
                                                                                         ---------------
                              Total Health Care Equipment & Services                     $    16,366,127
--------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                              SCIENCES -- 0.3%
                              Biotechnology -- 0.0%+
  1,111,208           3.50    Alkermes, Inc., 2019 Term Loan, 9/25/19                    $     1,094,540
--------------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.3%
  1,246,875           5.25    Concordia Healthcare Corp., Initial Dollar Term
                              Loan, 10/20/21                                             $     1,218,820
    299,663           4.25    DPx Holdings BV, 2015 Incremental Dollar Term
                              Loan, 1/23/21                                                      289,487
    694,560           3.75    Endo Luxembourg Finance I Co., Sarl, 2015
                              Incremental Term B Loan, 6/24/22                                   685,010
    514,500           3.44    Grifols Worldwide Operations USA, Inc., U.S. Tranche
                              B Term Loam, 4/1/21                                                515,026
    955,500           3.25    Mallinckrodt International Finance SA, Initial Term B
                              Loan, 3/6/21                                                       925,470
    726,743           3.50    Prestige Brands, Inc., Term B-3 Loan, 9/3/21                       728,333
    614,473           3.25    RPI Finance Trust, Term B-3 Term Loan, 11/9/18                     614,537
    999,423           3.50    RPI Finance Trust, Term B-4 Term Loan, 11/9/20                   1,002,754
    511,676           5.50    Valeant Pharmaceuticals International, Inc., Series
                              C-2 Tranche B Term Loan, 12/11/19                                  484,067
    213,198           5.25    Valeant Pharmaceuticals International, Inc., Series
                              D-2 Tranche B Term Loan, 2/13/19                                   202,272
  1,313,724           3.75    Valeant Pharmaceuticals International, Inc., Series
                              E-1 Tranche B Term Loan, 8/5/20                                  1,237,950
                                                                                         ---------------
                                                                                         $     7,903,726
                                                                                         ---------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                              $     8,998,266
--------------------------------------------------------------------------------------------------------
                              BANKS -- 0.0%+
                              Thrifts & Mortgage Finance -- 0.0%+
    410,710           5.50    Ocwen Financial Corp., Initial Term Loan, 1/15/18          $       404,036
                                                                                         ---------------
                              Total Banks                                                $       404,036
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Other Diversified Financial Services -- 0.1%
    330,486           3.50    AWAS Finance Luxembourg 2012 SA, Term
                              Loan, 7/16/18                                              $       330,692
  1,295,000           3.50    Delos Finance SARL, Tranche B Term Loan, 2/27/21                 1,299,856
  2,023,084           3.50    Fly Funding II Sarl, Loan, 8/9/19                                2,010,755
    486,250           5.00    Livingston International, Inc., Initial Term B-1 Loan
                              (First Lien), 4/18/19                                              446,134
                                                                                         ---------------
                                                                                         $     4,087,437
--------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.1%
    993,746           4.25    Mirror BidCo Corp., New Incremental Term
                              Loan, 12/18/19                                             $       986,708
    589,500           3.25    SBA Senior Finance II LLC, Incremental Tranche B-1
                              Term Loan, 3/31/21                                                 587,916
                                                                                         ---------------
                                                                                         $     1,574,624
                                                                                         ---------------
                              Total Diversified Financials                               $     5,662,061
--------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.1%
                              Insurance Brokers -- 0.1%
  1,074,133           4.25    USI Insurance Services LLC, Term B Loan, 12/30/19          $     1,059,364
--------------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- 0.0%+
     47,222           6.75    Integro, Ltd., Delayed Draw Term Loan (First Lien),
                              10/9/22                                                    $        45,569
    701,021           6.75    Integro, Ltd., Initial Term Loan (First Lien), 10/9/22             676,485
                                                                                         ---------------
                                                                                         $       722,054
--------------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.0%+
     71,943           4.50    Alliant Holdings I LLC, Initial Term Loan, 7/28/22         $        71,224
--------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.0%+
    487,337           5.75    Confie Seguros Holding II Co., Term B Loan (First
                              Lien), 11/9/18                                             $       479,418
                                                                                         ---------------
                              Total Insurance                                            $     2,332,060
--------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.2%
                              Mortgage REIT -- 0.1%
  1,565,865           3.50    Starwood Property Trust, Inc., Term Loan, 4/17/20          $     1,553,142
--------------------------------------------------------------------------------------------------------
                              Retail REIT -- 0.1%
  1,693,416           4.25    DTZ US Borrower LLC, 2015-1 Additional Term Loan
                              (First Lien), 11/4/21                                      $     1,679,305
--------------------------------------------------------------------------------------------------------
                              Specialized REIT -- 0.0%+
    397,000           5.00    Communications Sales & Leasing, Inc., Term
                              Loan, 10/16/22                                             $       385,189
    974,943           3.25    The GEO Group, Inc., Term Loan, 4/3/20                             973,115
                                                                                         ---------------
                                                                                         $     1,358,304
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 87

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Real Estate Services -- 0.0%+
    974,520           4.50    Altisource Solutions Sarl, Term B Loan, 12/9/20            $       867,323
                                                                                         ---------------
                              Total Real Estate                                          $     5,458,074
--------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              IT Consulting & Other Services -- 0.0%+
    394,000           5.75    Evergreen Skills Lux Sarl, Initial Term Loan (First
                              Lien), 4/23/21                                             $       317,827
    324,188           3.75    NXP BV, Tranche B Loan, 10/30/20                                   325,428
    225,400           4.50    PSAV Presentation Services, Tranche B Term Loan
                              (First Lien), 1/24/21                                              214,130
                                                                                         ---------------
                                                                                         $       857,385
--------------------------------------------------------------------------------------------------------
                              Application Software -- 0.0%+
    462,398           4.50    Epiq Systems, Inc., Term Loan, 8/27/20                     $       457,774
     10,555           8.50    Expert Global Solutions, Inc., Term B Advance (First
                              Lien), 4/3/18                                                       10,370
    325,732           3.50    Verint Systems, Inc., Tranche B-2 Term Loan (First
                              Lien), 9/6/19                                                      326,424
                                                                                         ---------------
                                                                                         $       794,568
--------------------------------------------------------------------------------------------------------
                              Home Entertainment Software -- 0.1%
    844,838           3.25    Activision Blizzard, Inc., Term Loan, 7/26/20              $       849,260
    204,132           5.25    Micro Focus International, Term Loan B, 10/7/21                    204,234
                                                                                         ---------------
                                                                                         $     1,053,494
                                                                                         ---------------
                              Total Software & Services                                  $     2,705,447
--------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                              Communications Equipment -- 0.1%
    119,741           3.31    Commscope, Inc., Tranche 4 Term Loan, 1/14/18              $       119,777
  1,990,000           3.83    CommScope, Inc., Tranche 5 Term Loan (2015),
                              12/29/22                                                         1,982,538
                                                                                         ---------------
                                                                                         $     2,102,315
--------------------------------------------------------------------------------------------------------
                              Electronic Equipment Manufacturers -- 0.0%+
    888,636           4.75    Zebra Technologies, Term Loan B, 9/30/21                   $       894,392
--------------------------------------------------------------------------------------------------------
                              Electronic Components -- 0.1%
  1,825,833           3.41    Belden Finance 2013 LP, Initial Term Loan, 9/9/20          $     1,820,127
--------------------------------------------------------------------------------------------------------
                              Technology Distributors -- 0.0%+
  1,144,104           3.25    CDW LLC, Term Loan, 4/25/20                                $     1,142,138
    286,518           5.00    Deltek, Inc., Term Loan (First Lien), 12/31/22                     285,622
                                                                                         ---------------
                                                                                         $     1,427,760
                                                                                         ---------------
                              Total Technology Hardware & Equipment                      $     6,244,594
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.2%
                              Semiconductor Equipment -- 0.1%
  1,914,969           2.88    Sensata Technologies BV, Sixth Amendment Term
                              Loan, 10/14/21                                             $     1,909,983
--------------------------------------------------------------------------------------------------------
                              Semiconductors -- 0.1%
  2,375,000           4.25    Avago Technologies Finance, Term Loan (First
                              Lien), 11/13/22                                            $     2,366,258
    138,971           5.25    Microsemi Corp., Closing Date Term B Loan,
                              12/17/22                                                           139,787
    875,000           5.25    ON Semiconductor Corp., Term Loan B, 3/31/23                       878,062
                                                                                         ---------------
                                                                                         $     3,384,107
                                                                                         ---------------
                              Total Semiconductors & Semiconductor Equipment             $     5,294,090
--------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.3%
                              Integrated Telecommunication Services -- 0.2%
  1,218,750           4.00    Cincinnati Bell, Inc., Tranche B Term Loan, 9/10/20        $     1,204,531
    653,400           4.00    GCI Holdings, Inc., New Term B Loan, 2/2/22                        654,217
  1,000,000           0.00    Level 3 Financing, Inc., Tranche B-II 2022 Term
                              Loan, 5/31/22                                                      999,479
  1,484,673           3.50    Virgin Media Investment Holdings, Ltd., F Facility,
                              6/30/23                                                          1,474,235
    990,493           3.25    West Corp., B-10 Term Loan (First Lien), 6/30/18                   987,166
    699,829           3.50    Windstream Services LLC, Tranche B-5 Term
                              Loan, 8/8/19                                                       682,771
                                                                                         ---------------
                                                                                         $     6,002,399
--------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.1%
  1,103,441           4.25    Altice US Finance I Corp., Initial Term Loan,
                              12/14/22                                                   $     1,101,487
    264,726           4.50    Numericable U.S. LLC, Tranche B-1 Term Loan,
                              4/23/20                                                            263,310
    229,024           4.50    Numericable-SFR, Tranche B-2 Loan (First Lien),
                              4/23/20                                                            227,799
    727,141           4.00    Syniverse Holdings, Inc., Tranche B Term Loan,
                              4/23/19                                                            545,356
    349,125           3.50    T-Mobile USA, Inc., Senior Lien Term Loan, 11/3/22                 350,919
                                                                                         ---------------
                                                                                         $     2,488,871
                                                                                         ---------------
                              Total Telecommunication Services                           $     8,491,270
--------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.4%
                              Electric Utilities -- 0.2%
  2,351,254           4.75    Atlantic Power LP, Term Loan, 2/20/21                      $     2,349,784
  1,167,000           3.00    Calpine Construction Finance Co. LP, Term B-1
                              Loan, 5/3/20                                                     1,146,578
  1,282,724           5.25    Terra-Gen Finance Co., Term Loan, 11/26/21                       1,083,902
                                                                                         ---------------
                                                                                         $     4,580,264
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 89

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.2%
    548,625           0.00    Calpine Corp., Term Loan (2015), 1/15/23                   $       546,396
    287,825           3.50    Calpine Corp., Term Loan, 5/28/22                                  284,654
    748,540           4.00    Calpine Corp., Term Loan, 9/27/19                                  746,045
    448,846           4.00    Dynegy, Inc., Tranche B-2 Term Loan, 4/23/20                       442,674
  1,651,739           2.75    NRG Energy, Inc., Term Loan (2013), 7/1/18                       1,638,447
  1,448,686           3.75    NSG Holdings LLC, New Term Loan, 12/11/19                        1,412,469
    958,642           5.00    TerraForm AP Acquisition Holdings LLC, Term
                              Loan, 6/26/22                                                      872,363
                                                                                         ---------------
                                                                                         $     5,943,048
                                                                                         ---------------
                              Total Utilities                                            $    10,523,312
--------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $177,978,703)                                        $   173,254,363
--------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 1.3%
                              Repurchase Agreements -- 0.8%
  6,650,000                   $6,650,000 ScotiaBank, 0.32%, dated
                              3/31/16 plus accrued interest on 4/1/16
                              collateralized by $6,783,061 Federal National
                              Mortgage Association, 4.0%, 10/1/45                        $     6,650,000
  6,650,000                   $6,650,000 RBC Capital Markets LLC, 0.28%,
                              dated 3/31/16 plus accrued interest on 4/1/16
                              collateralized by the following:
                              $11,268 Freddie Mac Giant, 3.0%, 3/1/46 --
                              4/1/46
                              $6,771,733 Government National Mortgage
                              Association I, 4.0%, 5/20/45                                     6,650,000
  6,650,000                   $6,650,000 TD Securities USA LLC, 0.30%, dated
                              3/31/16 plus accrued interest on 4/1/16
                              collateralized by $6,783,000 Freddie Mac Giant,
                              4.0%, 10/1/41                                                    6,650,000
                                                                                         ---------------
                                                                                         $    19,950,000
--------------------------------------------------------------------------------------------------------
                              Commercial Paper -- 0.4%
  6,650,000                   BNP Paribas SA Commercial Paper, 4/5/16 (c)                $     6,649,937
  2,800,000                   Nissan Mortor Acceptance Corp., Commercial
                              Paper, 4/5/16 (c)                                                2,799,827
                                                                                         ---------------
                                                                                         $     9,449,764
--------------------------------------------------------------------------------------------------------
                              Certificates of Deposit -- 0.1%
  1,715,000           0.98    Sumitomo Mitsui Banking Corp., New York, CD,
                              Floating Rate Note, 5/2/17                                 $     1,706,425
  2,500,000           0.80    Svenska Handelsbanken New York NY, CD, Floating
                              Rate Note, 8/17/16                                               2,501,335
                                                                                         ---------------
                                                                                         $     4,207,760
--------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $33,614,324)                                         $    33,607,524
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 100.4%
                              (Cost $2,657,328,588) (a)                                  $ 2,640,792,847
--------------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- (0.4)%                       $    (9,624,666)
--------------------------------------------------------------------------------------------------------
                              TOTAL NET ASSETS -- 100.0%                                 $ 2,631,168,181
========================================================================================================

+          Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe or Event Linked Bond. At March 31, 2016, the value of these securities amounted to $127,474,701, or 4.8% of total net assets. See Notes to Financial Statements -- Note 1H.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2016, the value of these securities amounted to $1,102,479,391 or 41.9% of total net assets.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

ARM        Adjustable Rate Mortgage.

Strips     Separate trading of Registered interest and principal of securities.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks,
           (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At March 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $2,661,858,330 was as follows:

           Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                    $  4,342,447
           Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                     (25,407,930)
                                                                                -------------
           Net unrealized depreciation                                          $(21,065,483)
                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)        Rate to be determined.

(e) Structured reinsurance investment. At March 31, 2016, the value of these securities amounted to $25,387,932 or 1.0% of total net assets. See Notes to Financial Statements -- Note 1H.

(f)        Consists of Revenue Bonds unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 91

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                              Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $  191,310,032     $  153,209,584
Other Long-Term Securities                    $1,425,168,748     $1,331,726,087

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2016, in valuing the Fund's assets:

-----------------------------------------------------------------------------------
                               Level 1  Level 2         Level 3      Total
-----------------------------------------------------------------------------------
Asset Backed Securities        $   --   $  731,683,640  $        --  $  731,683,640
Collateralized Mortgage
  Obligations                      --      823,893,996           --     823,893,996
Corporate Bonds
  Insurance
    Reinsurance                    --      127,474,701   25,387,932     152,862,633
  All Other Corporate Bonds        --      619,511,243           --     619,511,243
U.S. Government and
  Agency Obligations               --      101,799,326           --     101,799,326
Foreign Government Bond            --        2,785,989           --       2,785,989
Municipal Bonds                    --        1,394,134           --       1,394,134
Senior Floating Rate
  Loan Interests                   --      173,254,362           --     173,254,362
Repurchase Agreements              --       19,950,000           --      19,950,000
Commercial Paper                   --        9,449,764           --       9,449,764
Certificates of Deposit            --        4,207,760           --       4,207,760
-----------------------------------------------------------------------------------
  Total                        $   --   $2,615,404,915  $25,387,932  $2,640,792,847
===================================================================================

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

---------------------------------------------------------------------------------------
                                            Preferred      Corporate
                                            Stocks         Bonds          Total
---------------------------------------------------------------------------------------
Balance as of 3/31/15                       $  2,507,460   $ 21,186,317   $ 23,693,777
Realized gain (loss)(1)                               --       (243,346)      (243,346)
Change in unrealized appreciation
  (depreciation)(2)                                   --    (10,356,380)   (10,356,380)
Purchases                                             --     24,252,702     24,252,702
Sales                                                 --    (13,273,121)   (13,273,121)
Transfers in to Level 3*                              --      1,314,300      1,314,300
Transfers out of Level 3*                             --             --             --
Transfers in and out of Level 3 categories  $ (2,507,460)     2,507,460             --
---------------------------------------------------------------------------------------
  Balance as of 3/31/16                     $         --   $ 25,387,932   $ 25,387,932
=======================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on beginning of period values. During the year ended March 31, 2016, an investment having a value of $1,314,300 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to a change in classification from a Catastrophe Bond to a Sidecar. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 3/31/16                                             $(10,337,842)
                                                                          -------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 93

Statement of Assets and Liabilities | 3/31/16

ASSETS:
  Investment in securities (cost $2,657,328,588)                  $2,640,792,847
  Cash                                                                18,327,657
  Receivables --
     Investment securities sold                                        4,910,071
     Fund shares sold                                                 24,591,302
     Interest                                                          7,985,377
  Other assets                                                            51,419
---------------------------------------------------------------------------------
         Total assets                                             $2,696,658,673
=================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $   24,154,731
     Fund shares repurchased                                          40,010,239
     Distributions                                                       325,266
     Trustee fees                                                          1,416
  Due to affiliates                                                      605,562
  Accrued expenses                                                       393,278
---------------------------------------------------------------------------------
         Total liabilities                                        $   65,490,492
=================================================================================
NET ASSETS:
  Paid-in capital                                                 $2,668,138,690
  Distributions in excess of net investment income                      (926,302)
  Accumulated net realized loss on investments                       (19,508,466)
  Net unrealized depreciation on investments                         (16,535,741)
---------------------------------------------------------------------------------
         Total net assets                                         $2,631,168,181
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $673,351,942/67,852,008 shares)               $         9.92
  Class C (based on $524,029,759/52,876,416 shares)               $         9.91
  Class C2 (based on $10,292,372/1,038,810 shares)                $         9.91
  Class K (based on $5,026,255/506,122 shares)                    $         9.93
  Class Y (based on $1,418,467,853/142,890,048 shares)            $         9.93
MAXIMUM OFFERING PRICE:
  Class A ($9.92 (divided by) 97.5%)                              $        10.17
=================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Statement of Operations

For the Year Ended 3/31/16

INVESTMENT INCOME:
  Interest                                                              $43,588,320
  Dividends                                                                  60,416
---------------------------------------------------------------------------------------------------
     Total investment income                                                         $  43,648,736
===================================================================================================
EXPENSES:
  Management fees                                                       $ 8,439,915
  Transfer agent fees
     Class A                                                                 44,691
     Class C                                                                 34,621
     Class C2                                                                   226
     Class K                                                                    359
     Class Y                                                                 42,400
     Class Z*                                                                   167
  Distribution fees
     Class A                                                              1,423,062
     Class C                                                              2,824,713
     Class C2                                                                55,925
  Shareholder communications expense                                      1,828,105
  Administrative expense                                                    797,859
  Custodian fees                                                            186,646
  Registration fees                                                         360,286
  Professional fees                                                         156,233
  Printing expense                                                           62,517
  Fees and expenses of nonaffiliated Trustees                               126,250
  Pricing expense                                                           261,071
  Miscellaneous                                                             140,609
---------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  16,785,655
---------------------------------------------------------------------------------------------------
         Net investment income                                                       $  26,863,081
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments:                                           $  (2,690,112)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments:               $ (13,516,703)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ (16,206,815)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $  10,656,266
===================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 95

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                            Year Ended        Year Ended
                                                            3/31/16           3/31/15
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $    26,863,081   $    23,237,352
Net realized gain (loss) on investments                          (2,690,112)         (141,464)
Change in net unrealized appreciation (depreciation)
  on investments                                                (13,516,703)       (9,437,084)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $    10,656,266   $    13,658,804
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.12 per share, respectively)     $    (8,586,311)  $    (8,726,818)
      Class C ($0.09 and $0.09 per share, respectively)          (5,163,777)       (5,456,629)
      Class C2 ($0.09 and $0.09 per share, respectively)           (101,540)          (78,135)
      Class K ($0.14 and $0.14 per share, respectively)             (73,029)          (29,911)
      Class Y ($0.13 and $0.14 per share, respectively)         (18,130,486)      (16,320,776)
      Class Z* ($0.04 and $0.13 per share, respectively)             (7,120)          (68,790)
----------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $   (32,062,263)  $   (30,681,059)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 2,214,104,786   $ 2,848,851,687
Reinvestment of distributions                                    28,171,903        26,801,350
Cost of shares repurchased                                   (2,084,487,736)   (2,430,043,835)
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                            $   157,788,953   $   445,609,202
----------------------------------------------------------------------------------------------
      Net increase in net assets                            $   136,382,956   $   428,586,947
NET ASSETS:
Beginning of year                                           $ 2,494,785,225   $ 2,066,198,278
----------------------------------------------------------------------------------------------
End of year                                                 $ 2,631,168,181   $ 2,494,785,225
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $      (926,302)  $    (4,409,447)
==============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

-------------------------------------------------------------------------------------------------
                                Year Ended     Year Ended         Year Ended     Year Ended
                                3/31/16        3/31/16            3/31/15        3/31/15
                                Shares         Amount             Shares         Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                       51,394,899   $   512,589,367      83,933,411   $   843,718,437
Reinvestment of distributions        790,234         7,870,694         802,331         8,051,015
Less shares repurchased          (53,732,161)     (535,574,030)    (72,000,258)     (723,312,357)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)     (1,547,028)  $   (15,113,969)     12,735,484   $   128,457,095
=================================================================================================
Class C
Shares sold                       26,952,712   $   268,378,600      46,730,296   $   468,963,898
Reinvestment of distributions        512,978         5,102,845         537,145         5,379,841
Less shares repurchased          (34,073,846)     (339,162,010)    (45,018,482)     (451,628,403)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)     (6,608,156)  $   (65,680,565)      2,248,959   $    22,715,336
=================================================================================================
Class C2
Shares sold                          480,794   $     4,784,862         977,969   $     9,812,274
Reinvestment of distributions          5,430            54,011           4,313            43,166
Less shares repurchased             (574,432)       (5,713,727)       (223,142)       (2,236,434)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)        (88,208)  $      (874,854)        759,140   $     7,619,006
=================================================================================================
Class K
Shares sold                           55,702   $       556,671         508,487   $     5,104,776
Reinvestment of distributions          7,329            73,038           2,980            29,827
Less shares repurchased              (65,441)         (652,957)         (3,926)          (39,320)
-------------------------------------------------------------------------------------------------
      Net increase (decrease)         (2,410)  $       (23,248)        507,541   $     5,095,283
=================================================================================================
Class Y
Shares sold                      143,234,574   $ 1,427,512,361     150,302,046   $ 1,510,576,398
Reinvestment of distributions      1,512,571        15,066,282       1,318,376        13,231,801
Less shares repurchased         (120,600,180)   (1,201,274,155)   (123,502,586)   (1,240,201,155)
-------------------------------------------------------------------------------------------------
      Net increase                24,146,965   $   241,304,488      28,117,836   $   283,607,044
=================================================================================================
Class Z*
Shares sold or exchanged              28,442   $       282,925       1,062,915   $    10,675,904
Reinvestment of distributions            506             5,033           6,556            65,700
Less shares repurchased             (212,381)       (2,110,857)     (1,259,589)      (12,626,166)
-------------------------------------------------------------------------------------------------
      Net decrease                  (183,433)  $    (1,822,899)       (190,118)  $    (1,884,562)
=================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 97

Financial Highlights

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year       Year
                                                             Ended        Ended      Ended      Ended      5/1/11
                                                             3/31/16      3/31/15    3/31/14    3/31/13    to 3/31/12
----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.00     $  10.07   $  10.08   $  10.02   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10(b)  $   0.10   $   0.10   $   0.13   $  0.12
   Net realized and unrealized gain (loss) on investments       (0.06)       (0.05)     (0.01)      0.08      0.03
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.04     $   0.05   $   0.09   $   0.21   $  0.15
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.12)    $  (0.12)  $  (0.10)  $  (0.15)  $ (0.13)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $  (0.07)  $  (0.01)  $   0.06   $  0.02
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.92     $  10.00   $  10.07   $  10.08   $ 10.02
======================================================================================================================
Total return*                                                    0.41%        0.54%      0.92%      2.14%     1.48%(a)
Ratio of net expenses to average net assets                      0.63%        0.63%      0.66%      0.72%     0.90%**
Ratio of net investment income (loss) to average net assets      1.01%        0.95%      0.93%      0.94%     1.45%**
Portfolio turnover rate                                            58%          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $673,352     $694,221   $570,468   $381,267   $48,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.63%        0.63%      0.66%      0.72%     1.03%**
   Net investment income (loss) to average net assets            1.01%        0.95%      0.93%      0.94%     1.32%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year       Year       Year
                                                             Ended        Ended      Ended      Ended      5/1/11
                                                             3/31/16      3/31/15    3/31/14    3/31/13    to 3/31/12
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.99     $  10.05   $  10.07   $  10.02   $ 10.00
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.07(b)  $   0.07   $   0.08   $   0.09   $  0.05
   Net realized and unrealized gain (loss) on investments       (0.06)       (0.04)     (0.03)      0.07      0.03
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.01     $   0.03   $   0.05   $   0.16   $  0.08
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.09)    $  (0.09)  $  (0.07)  $  (0.11)  $ (0.06)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.08)    $  (0.06)  $  (0.02)  $   0.05   $  0.02
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.91     $   9.99   $  10.05   $  10.07   $ 10.02
======================================================================================================================
Total return*                                                    0.11%        0.34%      0.54%      1.61%     0.82%(a)
Ratio of net expenses to average net assets                      0.94%        0.94%      0.97%      1.03%     1.75%**
Ratio of net investment income (loss) to average net assets      0.70%        0.66%      0.62%      0.63%     0.52%**
Portfolio turnover rate                                            58%          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $524,030     $594,283   $575,457   $330,828   $11,643
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.94%        0.94%      0.97%      1.03%     1.87%**
   Net investment income (loss) to average net assets            0.70%        0.66%      0.62%      0.63%     0.40%**
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 99

--------------------------------------------------------------------------------
                                               Year        Year
                                               Ended       Ended     8/1/13
                                               3/31/16     3/31/15   to 3/31/14
--------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period           $  9.99     $ 10.05   $ 10.04
--------------------------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)                 $  0.07(b)  $  0.06   $  0.07
  Net realized and unrealized gain
    (loss) on investments                        (0.06)      (0.03)    (0.01)
--------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                        $  0.01     $  0.03   $  0.06
--------------------------------------------------------------------------------
Distribution to shareowners:
 Net investment income                         $ (0.09)    $ (0.09)  $ (0.05)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value     $ (0.08)    $ (0.06)  $  0.01
--------------------------------------------------------------------------------
Net asset value, end of period                 $  9.91     $  9.99   $ 10.05
================================================================================
Total return*                                     0.11%       0.33%     0.56%(a)
Ratio of net expenses to average net assets       0.94%       0.95%     0.99%**
Ratio of net investment income (loss) to
  average net assets                              0.69%       0.66%     0.68%**
Portfolio turnover rate                             58%         45%       47%
Net assets, end of period (in thousands)       $10,292     $11,258   $ 3,699
================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

-----------------------------------------------------------------------------------------------------------
                                                             Year        Year      Year
                                                             Ended       Ended     Ended        12/20/12
                                                             3/31/16     3/31/15   3/31/14      to 3/31/13
-----------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 10.01     $ 10.07   $ 10.08      $ 10.09
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.12(c)  $  0.14   $  0.12      $  0.03
   Net realized and unrealized gain (loss) on investments      (0.06)      (0.06)    (0.00)(a)     0.01
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.06     $  0.08   $  0.12      $  0.04
-----------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.14)    $ (0.14)  $ (0.13)     $ (0.05)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.08)    $ (0.06)  $ (0.01)     $ (0.01)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.93     $ 10.01   $ 10.07      $ 10.08
===========================================================================================================
Total return*                                                   0.64%       0.83%     1.16%        0.43%(b)
Ratio of net expenses to average net assets                     0.42%       0.41%     0.41%        0.53%**
Ratio of net investment income (loss) to average net assets     1.24%       1.28%     1.19%        1.25%**
Portfolio turnover rate                                           58%         45%       47%         101%
Net assets, end of period (in thousands)                     $ 5,026     $ 5,091   $    10      $    10
===========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not Annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 101

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year       Year
                                                             Ended        Ended        Ended      Ended      5/1/11
                                                             3/31/16      3/31/15      3/31/14    3/31/13    to 3/31/12
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    10.01   $    10.07   $  10.09   $  10.03   $ 10.00
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.11   $     0.11   $   0.12   $   0.14   $  0.14
   Net realized and unrealized gain (loss) on investments         (0.06)       (0.03)     (0.02)      0.09      0.04
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     0.05   $     0.08   $   0.10   $   0.23   $  0.18
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.13)  $    (0.14)  $  (0.12)  $  (0.17)  $ (0.15)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.08)  $    (0.06)  $  (0.02)  $   0.06   $  0.03
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $     9.93   $    10.01   $  10.07   $  10.09   $ 10.03
========================================================================================================================
Total return*                                                      0.54%        0.79%      0.99%      2.35%     1.79%(a)
Ratio of net expenses to average net assets                        0.51%        0.51%      0.54%      0.55%     0.67%**
Ratio of net investment income (loss) to average net assets        1.15%        1.08%      1.05%      1.11%     1.72%**
Portfolio turnover rate                                              58%          45%        47%       101%       51%
Net assets, end of period (in thousands)                     $1,418,468   $1,188,107   $912,810   $608,818   $99,533
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.51%        0.51%      0.54%      0.55%     0.80%**
   Net investment income (loss) to average net assets              1.15%        1.08%      1.05%      1.11%     1.59%**
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Not Annualized.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Notes to Financial Statements | 3/31/16

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 103

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

104 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2016, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 105

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized appreciation or depreciation on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2016, the Fund had not accrued any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At March 31, 2016, the Fund reclassified $8,682,327 to decrease distributions in excess of net investment income and $8,682,327 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At March 31, 2016, the Fund was permitted to carry forward indefinitely $15,781,004 of short-term losses and $3,725,705 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

106 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

     The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

     ---------------------------------------------------------------------------
                                                      2016                  2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                           $32,062,263           $30,681,059
     ---------------------------------------------------------------------------
        Total                                  $32,062,263           $30,681,059
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  3,926,949
     Capital loss carryforward                                      (19,506,709)
     Dividends payable                                                 (325,266)
     Unrealized depreciation                                        (21,065,483)
     ---------------------------------------------------------------------------
        Total                                                      $(36,970,509)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and the tax treatment of premium and amortization.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $5,397 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2016.

F.   Class Allocations

     Income, common expenses, and realized and unrealized appreciation and depreciation are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 107

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and the issuers' inability to meet their debt obligations. Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders). The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked

108 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILW's are generally subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 109 subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements at year end are disclosed in the Fund's Schedule of Investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. For the year ended March 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.32% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.15% of the average daily net assets attributable to Class C2 shares. Fees waived and expenses reimbursed, if any, during the year ended March 31, 2016 are reflected on the Statement of Operations. The expense limitation was in effect through August 1, 2015.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,986 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  199,985
Class C                                                                  203,438
Class C2                                                                   4,798
Class K                                                                      502
Class Y                                                                1,418,061
Class Z                                                                    1,321
--------------------------------------------------------------------------------
    Total                                                             $1,828,105
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $534,668 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at March 31, 2016.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,908 in distribution fees payable to PFD at March 31, 2016.

In addition, redemptions of each class of shares (except Class K and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. For Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K and Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended March 31, 2016, CDSCs of $110,682 were paid to PFD.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 111

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2016, the Fund had no borrowings under the credit facility.

6. Conversion of Class Z shares

As of the close of business on August 7, 2015 (the "Conversion Date"), all outstanding Class Z shares of the Fund were converted to Class Y shares.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareowners of Pioneer Multi-Asset Ultrashort Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Ultrashort Income Fund, one of the portfolios constituting Pioneer Series Trust X, (the "Fund") as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund as of March 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 24, 2016

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 113

ADDITIONAL INFORMATION (unaudited)

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 79.06%.

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 115

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                    Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2011.  Private investor (2004 - 2008 and 2013 -         Director, Broadridge Financial
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief       Solutions, Inc. (investor
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv,     communications and securities
                              is elected or        Inc. (technology products for securities         processing provider for
                              earlier retirement   lending industry); and Senior Executive Vice     financial services industry)
                              or removal.          President, The Bank of New York (financial and   (2009 - present); Director,
                                                   securities services) (1986 - 2004)               Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Trustee since 2011.  Managing Partner, Federal City Capital Advisors  Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -    Trust (publicly-traded mortgage
                              successor trustee    2004 and 2008 - present); Interim Chief          REIT) (2004 - 2009, 2012 -
                              is elected or        Executive Officer, Oxford Analytica, Inc.        present); Director of The Swiss
                              earlier retirement   (privately-held research and consulting          Helvetia Fund, Inc. (closed-end
                              or removal.          company) (2010); Executive Vice President and    fund) (2010 - present);
                                                   Chief Financial Officer, I-trax, Inc. (publicly  Director of Oxford Analytica,
                                                   traded health care services company) (2004 -     Inc. (2008 - present); and
                                                   2007); and Executive Vice President and Chief    Director of Enterprise
                                                   Financial Officer, Pedestal Inc. (internet-based Community Investment, Inc.
                                                   mortgage trading company) (2000 - 2002);         (privately-held affordable
                                                   Private consultant (1995-1997), Managing         housing finance company) (1985 -
                                                   Director, Lehman Brothers (investment banking    2010)
                                                   firm) (1992-1995); and Executive, The World Bank
                                                   (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2011.  William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)     Funds Investment Trust and
                              successor trustee                                                     Mellon Institutional Funds
                              is elected or                                                         Master Portfolio (oversaw 17
                              earlier retirement                                                    portfolios in fund complex)
                              or removal.                                                           (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2011.   Founding Director, Vice President and Corporate  None
Trustee                       Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee is  firm) (1982 - present); Desautels Faculty of
                              elected or earlier    Management, McGill University (1999 - present);
                              retirement or         and Manager of Research Operations and
                              removal.              Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2011.   President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                       Serves until a        Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                              successor trustee is  (1981 - present)                                 investment company) (2004 -
                              elected or earlier                                                     present); and Member, Board of
                              retirement or                                                          Governors, Investment Company
                              removal.                                                               Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Trustee since 2014.   Consultant (investment company services) (2012   None
Trustee                       Serves until a        - present); Executive Vice President, BNY
                              successor trustee is  Mellon (financial and investment company
                              elected or earlier    services) (1969 - 2012); Director, BNY
                              retirement or         International Financing Corp. (financial
                              removal.              services) (2002 - 2012); and Director, Mellon
                                                    Overseas Investment Corp. (financial services)
                                                    (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 117

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since      None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee is 2010) of PIM-USA; Executive Vice President of
                              elected or earlier   Pioneer (since 2008); Executive Vice President
                              retirement or        of Pioneer Institutional Asset Management, Inc.
                              removal.             (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**       Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds         Trustee of Pioneer closed-end
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001    investment companies (5
                                                   - present); Vice President - International        portfolios) (Sept. 2015 -
                                                   Investments Group, American International         present)
                                                   Group, Inc. (insurance company) (1993 - 2001);
                                                   Vice President Corporate Finance and Treasury
                                                   Group, Citibank, N.A.(1980 - 1986 and 1990 -
                                                   1993); Vice President - Asset/Liability
                                                   Management Group, Federal Farm Funding
                                                   Corporation (government-sponsored issuer of
                                                   debt securities) (1988 - 1990); Mortgage
                                                   Strategies Group, Shearson Lehman Hutton, Inc.
                                                   (investment bank) (1987 - 1988); and Mortgage
                                                   Strategies Group, Drexel Burnham Lambert, Ltd.
                                                   (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 119

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer     Trustee of Pioneer closed-end
President and Chief           at the discretion of Investment Management-USA (since September        investment companies (5
Executive Officer             the Board.           2014); Chair, Director, CEO and President of      portfolios) (Sept. 2015 -
                                                   Pioneer Investment Management, Inc. (since        present)
                                                   September 2014); Chair, Director, CEO and
                                                   President of Pioneer Funds Distributor, Inc.
                                                   (since September 2014); Chair, Director, CEO
                                                   and President of Pioneer Institutional Asset
                                                   Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan
                                                   Stanley Investment Management (2010 - 2013);
                                                   and Director of Institutional Business, CEO of
                                                   International, Eaton Vance Management (2005 -
                                                   2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2011. Serves   Vice President and Associate General Counsel of   None
Secretary and Chief Legal     at the discretion of Pioneer since January 2008; Secretary and Chief
Officer                       the Board.           Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of
                                                   Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2011. Serves   Fund Governance Director of Pioneer since         None
Assistant Secretary           at the discretion of December 2006 and Assistant Secretary of all
                              the Board.           the Pioneer Funds since June 2010; Manager -
                                                   Fund Governance of Pioneer from December 2003
                                                   to November 2006; and Senior Paralegal of
                                                   Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2011. Serves   Senior Counsel of Pioneer since May 2013 and      None
Assistant Secretary           at the discretion of Assistant Secretary of all the Pioneer Funds
                              the Board.           since June 2010; and Counsel of Pioneer from
                                                   June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2011. Serves   Vice President - Fund Treasury of Pioneer;        None
Treasurer and Chief Financial at the discretion of Treasurer of all of the Pioneer Funds since
and Accounting Officer        the Board.           March 2008; Deputy Treasurer of Pioneer from
                                                   March 2004 to February 2008; and Assistant
                                                   Treasurer of all of the Pioneer Funds from
                                                   March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                     Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2011. Serves   Director - Fund Treasury of Pioneer; and          None
Assistant Treasurer           at the discretion    Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2011. Serves   Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer           at the discretion    Pioneer; and Assistant Treasurer of all of the
                              of the Board.        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2011. Serves   Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer           at the discretion    Pioneer since November 2008; Assistant Treasurer
                              of the Board.        of all of the Pioneer Funds since January 2009;
                                                   and Client Service Manager - Institutional
                                                   Investor Services at State Street Bank from
                                                   March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2011. Serves   Chief Compliance Officer of Pioneer and of all    None
Chief Compliance Officer      at the discretion    the Pioneer Funds since March 2010; Chief
                              of the Board.        Compliance Officer of Pioneer Institutional Asset
                                                   Management, Inc. since January 2012; Chief
                                                   Compliance Officer of Vanderbilt Capital
                                                   Advisors, LLC since July 2012: Director of
                                                   Adviser and Portfolio Compliance at Pioneer
                                                   since October 2005; and Senior Compliance Officer
                                                   for Columbia Management Advisers, Inc. from
                                                   October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2011. Serves   Director - Transfer Agency Compliance of Pioneer  None
Anti-Money Laundering Officer at the discretion    and Anti-Money Laundering Officer of all the
                              of the Board.        Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 121

                           This page for your notes.

122 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

                           This page for your notes.

        Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16 123

                           This page for your notes.

124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25671-04-0516

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $128,294 payable to Deloitte & Touche LLP for the year ended
March 31, 2016 and $122,474 for the year ended March 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


There were no audit-related services in 2015 or 2014.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $23,034
payable to Deloitte & Touche LLP for the year ended
March 31, 2016 and $22,950 for the year ended March 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $23,034 payable to Deloitte & Touche LLP for the year ended
March 31, 2016 and $22,950 for the year ended March 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust X


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 31, 2016

* Print the name and title of each signing officer under his or her signature.